UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12.

Magnachip Semiconductor Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

c/o Magnachip Semiconductor, Ltd.

15F, 76 Jikji-daero 436beon-gil, Heungdeok-gu

Cheongju-si, Chungcheongbuk-do, Republic of Korea 28581

To Our Stockholders:

You are invited to attend the Annual Meeting of Stockholders of Magnachip Semiconductor Corporation to be held on June 11, 2026, at 8:00 p.m. Eastern Daylight Time.

We are pleased to announce that this year’s Annual Meeting will again be held completely virtually via live interactive webcast on the Internet. You will be able to attend, vote and submit your questions during the meeting at www.virtualshareholdermeeting.com/MX2026. We have enclosed the notice of our Annual Meeting of Stockholders, together with this Proxy Statement, a proxy and an envelope for returning the proxy.

You are asked to act upon proposals to:

(1)
elect the four director nominees named in the Proxy Statement to our Board of Directors;
(2)
conduct an advisory (non-binding) vote on the compensation of our named executive officers as described in this Proxy Statement;
(3)
ratify the appointment of Ernst & Young Han Young as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
(4)
approve our Amended and Restated 2020 Equity and Incentive Compensation Plan.

Your Board of Directors unanimously recommends that you vote “FOR” each nominee for director that the Board of Directors has selected, “FOR” the approval of the compensation of our named executive officers as described in the Proxy Statement, “FOR” the appointment of Ernst & Young Han Young as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and “FOR” the approval of our Amended and Restated 2020 Equity and Incentive Compensation Plan.

Please carefully review the Proxy Statement and then complete and sign your proxy and return it promptly. If you attend the virtual meeting and decide to vote during the meeting, you may withdraw your proxy by voting at the meeting.

Your time and attention to this letter and the accompanying Proxy Statement and proxy are appreciated. Your vote is important. Please take the time to read the enclosed Proxy Statement and cast your vote via proxy or at the Annual Meeting of Stockholders.

Sincerely,

/s/ Camillo Martino
Camillo Martino
Chairman and Interim Chief Executive Officer

April 30, 2026

Magnachip Semiconductor Corporation

c/o Magnachip Semiconductor, Ltd.

15F, 76 Jikji-daero 436beon-gil, Heungdeok-gu

Cheongju-si, Chungcheongbuk-do, Republic of Korea 28581

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS June 11, 2026

The Annual Meeting of Stockholders of Magnachip Semiconductor Corporation, a Delaware corporation, will be held on Thursday, June 11, 2026, at 8:00 p.m. Eastern Daylight Time, via live interactive webcast on the Internet, for the following purposes:

(1)
to elect the four director nominees named in the Proxy Statement to our Board of Directors;
(2)
to conduct an advisory (non-binding) vote on the compensation of our named executive officers as described in the Proxy Statement;
(3)
to ratify the appointment of Ernst & Young Han Young as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
(4)
to approve our Amended and Restated 2020 Equity and Incentive Compensation Plan; and
(5)
to transact such other business as may properly come before the meeting or any adjournment, continuance or postponement thereof at the direction of the Board of Directors (or an authorized committee of the Board).

Holders of record of our common stock at the close of business on Tuesday, April 21, 2026, are entitled to vote at the meeting. A list of stockholders entitled to vote will be available for inspection by stockholders of record for any purpose germane to the Annual Meeting during ordinary business hours at our corporate offices located at Magnachip Semiconductor Corporation, c/o Magnachip Semiconductor, Ltd., 15F, 76 Jikji-daero, 436beon-gil, Heungdeok-gu, Cheongju-si, Chungcheongbuk-do, Republic of Korea 28581, for a period of ten days immediately prior to the Annual Meeting. If you are a stockholder of record and would like to view this stockholder list, please contact Investor Relations Department at investor.relations@magnachip.com and arrangements will be made to review the records in person during the ten days prior to the Annual Meeting. Additionally, such list of stockholders will be made available for viewing electronically during the Annual Meeting, and instructions to access such list will be available on the date of the Annual Meeting at www.virtualshareholdermeeting.com/MX2026.

By Order of the Board of Directors

/s/ Shinyoung Park
Shinyoung Park
Chief Financial Officer and Secretary

April 30, 2026

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on June 11, 2026

The 2026 Proxy Statement and 2025 Annual Report are available, free of charge, at www.proxyvote.com.

Magnachip Semiconductor Corporation’s Annual Report for the year ended December 31, 2025 is being mailed to stockholders concurrently with the 2026 Proxy Statement. The Annual Report contains financial and other information about Magnachip Semiconductor Corporation, but is not incorporated into the Proxy Statement and is not deemed to be a part of the proxy soliciting materials.

Even if you expect to attend the Annual Meeting, please promptly complete, sign, date and mail the enclosed proxy card. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States. Alternatively, if you are a holder of record of our common stock on the record date, you may vote your shares electronically either over the internet at www.proxyvote.com or by touch- tone telephone at 1-800-690-6903. Stockholders who attend the Annual Meeting may revoke their proxies and vote during the meeting at www.virtualshareholdermeeting.com/MX2026 if they so desire.

i

Magnachip Semiconductor Corporation

c/o Magnachip Semiconductor, Ltd.

15F, 76 Jikji-daero 436beon-gil, Heungdeok-gu

Cheongju-si, Chungcheongbuk-do, Republic of Korea 28581

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2026

GENERAL INFORMATION

Why am I receiving these materials?

We sent you these proxy materials because the Board of Directors (the “Board”) of Magnachip Semiconductor Corporation (the “Company,” “Magnachip,” “we,” “us” and “our”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) and at any postponements or adjournments of the Annual Meeting. The Annual Meeting will be held virtually via live interactive webcast on the Internet on June 11, 2026, at 8:00 p.m. Eastern Daylight Time. If you held shares of our common stock, par value of $0.01 per share (the “Common Stock”), on April 21, 2026 (the “Record Date”), you are invited to attend the Annual Meeting at www.virtualshareholdermeeting.com/MX2026 and vote on the proposals described below under the heading “What am I voting on?” However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may complete, sign, date and return the enclosed proxy card. You may also vote over the Internet or by telephone.

The Notice of Annual Meeting of Stockholders, the Proxy Statement, the enclosed proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are being mailed to stockholders commencing on or about April 30, 2026.

What am I voting on?

There are four proposals scheduled to be voted on at the Annual Meeting:

1.
Election of the four director nominees specified in this Proxy Statement to serve until the 2027 annual meeting of stockholders and until their respective successors are elected and qualified;
2.
Approval on an advisory (non-binding) basis of the compensation of our named executive officers as described in this Proxy Statement;
3.
Ratification of the appointment of Ernst & Young Han Young as our independent registered public accountants for the fiscal year ending December 31, 2026; and
4.
Approval of our Amended and Restated 2020 Equity and Incentive Compensation Plan.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares:

“FOR” the election of each of the four director nominees named in this Proxy Statement to hold office until the 2027 annual meeting of stockholders and until their respective successors are elected and qualified;

“FOR” the approval on an advisory (non-binding) basis of the compensation of the named executive officers as described in this Proxy Statement;

“FOR” the ratification of the appointment of Ernst & Young Han Young as our independent registered public accountants for the fiscal year ending December 31, 2026; and

“FOR” the approval of our Amended and Restated 2020 Equity and Incentive Compensation Plan.

Who can vote at the Annual Meeting?

If you were a holder of record of the Company’s Common Stock as of the close of business on April 21, 2026, the Record Date for the Annual Meeting, you may vote your shares at the Annual Meeting. As of the Record Date, there were 36,219,100 shares of Magnachip Common Stock outstanding, excluding treasury shares. Company treasury shares will not be voted. Each stockholder has one vote for each share of Common Stock held as of the Record Date.

If, on the Record Date, your shares were held in an account at a broker, bank, or other financial institution (we will refer to those organizations collectively as “broker”), then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that broker. The broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker on how to vote the shares in your account. As a beneficial owner, you are invited to attend the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/MX2026. However, since you are not a stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker.

How can I attend the Annual Meeting?

If you are a stockholder of record or a beneficial owner as of the Record Date, you are invited to attend the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/MX2026. You must have your Control Number listed on the enclosed proxy card to enter the meeting. The webcast starts at 8:00 p.m. Eastern Daylight Time on June 11, 2026. You may vote and submit questions while attending the meeting on the Internet. Instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/MX2026. The audio broadcast will be archived on that website for one year.

What if I return the proxy card to the Company but do not make specific choices?

If you return a signed, dated, proxy card to the Company without making any voting selections, the named proxies will vote your shares (1) “FOR” the election of each of the four director nominees named in this Proxy Statement to hold office until the 2027 annual meeting of stockholders and until their respective successors are elected and qualified; (2) “FOR” the approval on an advisory (non-binding) basis of the compensation of our named executive officers as disclosed in this Proxy Statement; (3) “FOR” the ratification of the appointment of Ernst & Young Han Young as our independent registered public accountants for the fiscal year ending December 31, 2026; and (4) “FOR” the approval of our Amended and Restated 2020 Equity and Incentive Compensation Plan.

The Company does not expect that any matters other than the election of directors and the other proposals described in this Proxy Statement will be brought before the Annual Meeting. The persons appointed as proxies will vote in their discretion on any other matters that may properly come before the Annual Meeting or any postponements or adjournments thereof, including any vote to postpone or adjourn the Annual Meeting.

How many shares must be present or represented to conduct business at the Annual Meeting?

A quorum of stockholders is necessary to hold a valid annual meeting. A quorum will be present if the holders of at least a majority of the total number of shares of Common Stock entitled to vote are present, in person or by proxy, at the Annual Meeting. There were 36,219,100 shares of our Common Stock outstanding and entitled to vote on the Record Date. Therefore, a quorum will be present if at least 18,109,551 shares of our Common Stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Abstentions and shares represented by broker non-votes are counted for the purpose of determining whether a quorum is present. If there are insufficient votes to constitute a quorum at the time of the Annual Meeting, we may adjourn the Annual Meeting to solicit additional proxies.

How are votes counted and what is a broker non-vote?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR,” “AGAINST,” “WITHHOLD,” abstentions and broker non-votes. A “broker non-vote” occurs when your broker submits a proxy card for your shares of Common Stock held in street name, but does not vote on a particular proposal because the broker has not received voting instructions from you and does not have the authority to vote on that matter without instructions. Under the rules that govern brokers who are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. For purposes of these rules, the only routine matter in this Proxy Statement is Proposal Three—the ratification of our independent registered public accounting firm for the fiscal year ending December 31, 2026. Non-routine matters in this Proxy Statement are Proposal One—the election of directors, Proposal Two—the advisory (non-binding) vote on the compensation of our named executive officers as described in this Proxy Statement, and Proposal Four—the approval of our Amended and Restated 2020 Equity and Incentive Compensation Plan. Therefore, if you hold your shares in street name and do not provide voting instructions to your broker, your broker does not have discretion to vote your shares on any proposal at the Annual Meeting other than Proposal Three—the ratification of our independent registered public accounting firm for the fiscal year ending December 31, 2026. However, your shares will be considered present at the Annual Meeting for purposes of determining the existence of a quorum.

What is the voting requirement to approve each of the proposals?

Proposal One—Election of Directors

The election of director nominees requires a plurality vote of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors. The director nominees receiving the highest number of “FOR” votes cast by the holders of our Common Stock entitled to vote at the Annual Meeting will be elected. Accordingly, “WITHHOLD” votes and broker non-votes will have no effect on the outcome of the election of directors. Stockholders have no right to cumulative voting as to any matters, including the election of directors.

Proposal Two—Advisory (Non-Binding) Vote on the Compensation of our Named Executive Officers

The proposal to approve on an advisory (non-binding) basis the compensation of our named executive officers as described in this Proxy Statement requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. “ABSTAIN” votes will be included in the number of shares present and entitled to vote and will therefore have the same effect as a vote “AGAINST” the proposal. Broker non-votes will not be included in calculating the number of votes entitled to vote on this proposal and will therefore have no effect on the outcome of this proposal.

Proposal Three—Ratification of the Appointment of our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026

The proposal to ratify the appointment of Ernst & Young Han Young requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. “ABSTAIN” votes will be included in the number of shares present and entitled to vote and will therefore have the same effect as a vote “AGAINST” this proposal. Brokers have discretionary authority to vote uninstructed shares on this proposal.

Proposal Four—Approval of our Amended and Restated 2020 Equity and Incentive Compensation Plan.

The proposal to approve our Amended and Restated 2020 Equity and Incentive Compensation Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. “ABSTAIN” votes will be included in the number of shares present and entitled to vote and will therefore have the same effect as a vote “AGAINST” this proposal. Broker non-votes will not be included in calculating the number of votes entitled to vote on this proposal and will therefore have no effect on the outcome of this proposal.

How do I vote my shares of Magnachip Common Stock?

Stockholders may vote shares of our Common Stock using any of the following means:

Voting by Proxy Cards. A registered stockholder may vote shares until voting is completed at the Annual Meeting by returning a duly completed and executed proxy card in the postage-paid envelope included. All proxy cards received by us that have been properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. For your mailed proxy card to be counted, we must receive it prior to the close of business on June 10, 2026.

Voting by Telephone or Internet. A registered stockholder may vote shares until 11:59 p.m. Eastern Daylight Time on June 10, 2026 by calling the toll-free number indicated on the proxy card and following the recorded instructions or by accessing the website indicated on the proxy card and following the instructions provided. When a stockholder votes by telephone or Internet, his, her or its vote is recorded immediately.

Voting by Internet During the Annual Meeting. Instructions on how to attend and vote at the meeting are described at www.virtualshareholdermeeting.com/MX2026. If a stockholder attends the Annual Meeting and votes his, her or its shares during the meeting via the voting instructions described at www.virtualshareholdermeeting.com/MX2026, then any previous votes that were submitted by the stockholder, whether by Internet, telephone or mail, will be superseded by the vote that such stockholder casts during the Annual Meeting. Further, if the shares are held of record by a broker and a stockholder wishes to vote at the Annual Meeting, he, she or it must obtain a proxy issued in his, her or its name from the record holder in accordance with the materials and instructions for voting provided by his, her or its broker.

Voting by “Street Name” Stockholders. If stockholders hold shares in “street name,” then those stockholders may vote in accordance with the materials and instructions for voting the shares provided by their broker. If “street name” stockholders wish to vote shares at the Annual Meeting, then they must obtain proxies from their broker in order to vote their shares at the Annual Meeting in accordance with the materials and instructions for voting provided by his, her or its broker. If a “street name” stockholder does not vote by proxy or otherwise give voting instructions to their broker, such shares will not be voted by the broker for Proposal One, Two or Four at the Annual Meeting.

Changing Votes. A stockholder may change his, her or its vote at any time before it is voted at the Annual Meeting by (1) delivering a proxy revocation or another duly executed proxy bearing a later date to Magnachip Semiconductor Corporation, c/o Magnachip Semiconductor, Ltd., 15F, 76 Jikji-daero 436beon-gil,

Heungdeok-gu, Cheongju-si, Chungcheongbuk-do, Republic of Korea 28581, Attention: Secretary, which revocation or later- dated proxy is received by us prior to the close of business on June 10, 2026; (2) voting again by telephone or Internet in the manner described above prior to 11:59 p.m., Eastern Daylight Time, on June 10, 2026; or (3) attending the Annual Meeting and voting via the Internet during the meeting using the procedures described at www.virtualshareholdermeeting.com/MX2026. Attending the Annual Meeting via the Internet will not revoke a proxy unless the stockholder actually votes via the Internet during the meeting. “Street name” stockholders who wish to revoke or change their votes after returning voting instructions to their broker may do so in accordance with the materials and instructions provided by their broker or by contacting such broker to effect the revocation or change of vote.

How can I find out the results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. We will publish final results in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission (the “SEC”) within four business days of the Annual Meeting. After the Form 8-K is filed, you may obtain a copy by visiting the investor relations section of our website or www.magnachip.com or by writing to Magnachip Semiconductor Corporation, c/o Magnachip Semiconductor, Ltd., 15F, 76 Jikji-daero 436beon-gil, Heungdeok-gu, Cheongju-si, Chungcheongbuk-do, Republic of Korea 28581, Attention: Secretary.

PROPOSAL ONE

ELECTION OF DIRECTORS

The members of our Board are elected to one-year terms, with each director to serve until such director’s successor is elected and qualified or until such director’s earlier resignation or removal. We have four authorized members on our Board. The number of directors may be changed by our Board from time to time by resolution of a majority of the authorized directors, or by amendment of our bylaws by the affirmative vote of 66-2/3% of the outstanding voting stock of the Company, voting together as a single class.

At the Annual Meeting, four directors are to be elected to hold office for a one-year term and until their successors are elected and qualified. The nominees to the Board are Mr. Camillo Martino, Mr. Gilbert Nathan, Mr. Cristiano Amoruso and Ms. Kyo-Hwa (Liz) Chung.

Information regarding the nominees is set forth below. Each of the nominees listed in the Proxy Statement has agreed to serve as a director if elected. If for some unforeseen reason a nominee becomes unwilling or unable to serve, proxies will be voted for a substitute nominee selected by the Board.

The following table sets forth certain information regarding our director nominees:

Name	Age	Position
Camillo Martino	64	Director, Chairman and Interim Chief Executive Officer
Gilbert Nathan	46	Lead Director, Chair of the Audit Committee and the Nominating and Corporate Governance Committee, Member of the Compensation Committee
Cristiano Amoruso	46	Director, Member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee
Kyo-Hwa (Liz) Chung	53	Director, Chair of the Compensation Committee, Member of the Audit Committee and the Nominating and Corporate Governance Committee

Camillo Martino, Director, Chairman and Interim Chief Executive Officer. Mr. Martino has served as the Company’s Chairman of the Board since June 2020 and as a director since August 2016. Effective August 11, 2025, Mr. Martino was also appointed Interim Chief Executive Officer of the Company. Mr. Martino currently also serves as a member of the board of directors for CXApp. Mr. Martino also serves as a member of the board of directors at multiple privately-held companies, including VVDN Technologies, Sakuu and Ceremorphic. Mr. Martino previously served as a director of Cypress Semiconductor from 2017 through to 2020, a director of Sensera from 2018 to 2024, and was also the Chief Executive Officer of Silicon Image Inc. from January 2010 until the completion of its sale to Lattice Semiconductor Corporation in March 2015. From 2008 to 2009, Mr. Martino served as Chief Operating Officer of SAI Technology Inc., where he also served as a director from 2006 to 2010. From 2005 to 2007, Mr. Martino served as a director, the President and Chief Executive Officer of Cornice Inc. From 2001 to 2005, Mr. Martino served as the Executive Vice President and Chief Operating Officer at Zoran Corporation. Prior to that, Mr. Martino held multiple positions with National Semiconductor Corporation for a total of nearly 14 years, and in four different countries. Mr. Martino holds a Bachelor of Applied Science degree from the University of Melbourne and a Graduate Diploma from Monash University in Australia. Our Board has concluded that Mr. Martino should serve on the Board based upon his extensive operating and Board experience with technology companies.

Gilbert Nathan, Lead Director, Chair of the Audit Committee and the Nominating and Corporate Governance Committee, Member of the Compensation Committee. Mr. Nathan is the Managing Member of Jackson Square Advisors LLC, a financial advisory and services firm. He serves on the Boards of Directors of Ready Capital Corporation and Alto Ingredients, Inc. Mr. Nathan is the plan administrator of Mission Coal and Mahwah Bergen Retail Group, Inc. and is the Chief Executive Officer of Keycon Power Holdings, LLC. Mr. Nathan was formerly a Senior Analyst with Candlewood Investment Group and served as Principal at Restoration Capital Management. Mr. Nathan has a BS degree in Management, Major in Finance from the A. B. Freeman School of

Business at Tulane University. Our Board has concluded that Mr. Nathan should serve on our Board based upon his extensive experience in finance. Mr. Nathan was appointed as Lead Director in connection with the appointment of Mr. Camillo Martino as Interim Chief Executive Officer.

Cristiano Amoruso, Director, Member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Mr. Amoruso is Managing Partner and Portfolio Manager of Byreforge Management LP, a New York and London-based investment firm that seeks to drive long-term value at publicly listed companies by partnering with management and boards on a combination of operational and strategic improvements. He currently serves as a member of the board of directors for Navitas Semiconductor. Before founding Byreforge, Mr. Amoruso served as Chief Executive Officer and Director of Suniva, Inc., the largest private U.S.-based manufacturer of solar photovoltaic semiconductors, where he led its successful operational turnaround. Mr. Amoruso concurrently held senior investment roles at Lion Point Capital, L.P., a global investment firm. He previously served as an analyst at Starboard Value LP. Mr. Amoruso holds an MBA from Columbia Business School, and a Laurea in Economics and Commerce from the University of Bary (Italy). Our Board has concluded that Mr. Amoruso should serve on the Board based upon his operational turnaround leadership and investment experience in high-growth technology markets.

Kyo-Hwa (Liz) Chung, Director, Chair of the Compensation Committee and Member of the Audit Committee and the Nominating and Corporate Governance Committee. Ms. Chung was appointed as our director in July 2020. Ms. Chung most recently served as the Senior Director of Legal for Netflix Services Korea, a position she held from April 2021 until December 2025. Prior to Netflix Services Korea, Ms. Chung served as the Head of Corporate, External and Legal Affairs for Microsoft Korea from November 2018 until March 2021. Since March 2022, she has also served as an independent director of NC Corporation (previously NCSoft Corporation), a Korean video game developer and publisher listed on the Korea Exchange. Ms. Chung was with the Korean law firm Kim & Chang, from April 2003 until November 2018, most recently as a partner focusing on the areas of international disputes, government investigations and crisis management. During September 2008 to March 2009, Ms. Chung was engaged with the international law firm Skadden, Arps, Slate, Meagher & Flom LLP, as a visiting attorney at its New York office. Ms. Chung served as a judge on the Seoul Administrative Court from 2001 to 2003 and the Seoul Central District Court from 1999 to 2001. Ms. Chung received an LLM degree from Harvard Law School in 2008 and a Bachelor of Law degree from Korea University in 1996. Ms. Chung is licensed to practice law in Korea and New York. Our Board has concluded that Ms. Chung should serve on the Board based upon her extensive experience advising technology companies.

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

The Board reviews the independence of each director annually. In determining the independence of our directors, our Board considered Section 303A of the New York Stock Exchange (“NYSE”) listing standards and broadly considered the materiality of each director’s relationship with us. Based upon the foregoing criteria, our Board has determined that the following directors are independent: Mr. Nathan, Mr. Amoruso, Ms. Chung and Dr. Lee.

Board Meetings

The Board meets regularly during the year, and it holds special meetings and acts by unanimous written consent whenever necessary or otherwise appropriate. The Board held 7 meetings during fiscal year 2025.

In 2025, each director attended 100% of the aggregate number of meetings of the Board and the respective committees on which such director served.

Attendance at Annual Meeting

The Company’s Corporate Governance Guidelines as currently in effect provide that all directors shall make every effort to attend the Company’s annual meeting of stockholders. In 2025, all of our then-current directors attended our Annual Meeting of Stockholders.

Committees

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Risk Committee, which existed during a portion of 2025, was dissolved in September 2025. The Strategic Review Committee, which was established in August 2022 to assist the Board in reviewing, considering, exploring and evaluating strategic alternatives, was dissolved in January 2026.

The Board has adopted written charters for the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. These charters, as well as our Code of Business Conduct and Ethics and our Corporate Governance Guidelines, are posted and available on our website at https://investors.magnachip.com/corporate-governance/highlights. The information on or accessible through our website is not a part of or incorporated by reference into this Proxy Statement.

Audit Committee

Our Audit Committee consists of Mr. Nathan, as Chair, Mr. Amoruso and Ms. Chung. Our Board has determined that Mr. Nathan is an audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act of 1933, as amended. Our Board has also determined that each of Mr. Nathan, Mr. Amoruso and Ms. Chung is financially literate and independent as that term is defined in Section 303A of the NYSE listing standards and Rule 10A-3 promulgated under the Exchange Act of 1934, as amended (the “Exchange Act”).

The Audit Committee held 6 meetings in fiscal year 2025. The primary purpose of the Audit Committee is to assist our Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to the public, the SEC and any other governmental regulatory bodies, the Company’s management of key risks, as well as the guidelines, policies and processes for monitoring and mitigating such risks, and on the Company’s compliance with other legal and regulatory requirements. The Audit Committee is responsible for the appointment, retention, review and oversight of the Company’s independent auditor, as well as the review and oversight of the Company’s internal financial reporting, policies and processes. The Audit Committee is also responsible for reviewing related party transactions, risk management, and legal and ethics compliance, and for providing input to management in identifying, assessing, mitigating and monitoring enterprise-wide risks the Company faces, including cybersecurity risks, and reviewing the Company’s business practices, compliance activities and enterprise risk management and making recommendations to the Board.

Compensation Committee

Our Compensation Committee consists of Ms. Chung, as Chair, Mr. Amoruso and Mr. Nathan. Our Board has determined that each of Ms. Chung, Mr. Amoruso and Mr. Nathan is independent under applicable NYSE listing standards.

The Compensation Committee held 5 meetings in 2025. The Compensation Committee has the overall responsibility for evaluating and approving our executive officer and director compensation plans, policies and programs, as well as all equity-based compensation plans and policies. In March 2016, the Board created the Employee Equity Committee and delegated to it the authority to determine the recipients, amounts and timing of awards under the Company’s equity-based compensation plans within the parameters established by the Board.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Mr. Nathan, as Chair, Mr. Amoruso and Ms. Chung. Our Board has determined that each of Mr. Nathan, Mr. Amoruso and Ms. Chung is independent under applicable NYSE listing standards.

The Nominating and Corporate Governance Committee held 4 meetings in 2025. The Nominating and Corporate Governance Committee identifies individuals qualified to become Board members, recommends director nominees, recommends Board members for committee membership, develops and recommends corporate governance principles and practices and training programs and continuing education, oversees the evaluation of our Board and its committees and formulates a description of the skills and attributes of desirable Board members. The Nominating and Corporate Governance Committee will also consider candidates recommended by our stockholders so long as the proper procedures are followed.

Our bylaws provide that stockholders seeking to nominate candidates for election as directors at an annual meeting must provide timely notice of such nominations in writing. To be timely, a stockholder’s notice generally must be received in writing at the Company’s offices at Magnachip Semiconductor Corporation, c/o Magnachip Semiconductor, Ltd., 15F, 76 Jikji-daero 436beon-gil, Heungdeok-gu, Cheongju-si, Chungcheongbuk-do, Republic of Korea 28581, Attention: Secretary, not earlier than the close of business on the 120th day, nor later than the close of business on the 90th day, prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the Company’s notice of meeting (without regard to any postponements or adjournments of such meeting after such notice was first sent), except that if no annual meeting was held in the previous year or the date of the annual meeting is more than 30 days earlier or later than such anniversary date, notice by the stockholders to be timely must be received not later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. A stockholder’s notice must set forth, among other things:

•
the name and address of the stockholder who intends to make the nomination, and the names and addresses of the beneficial owners, if any, on whose behalf the nomination is being made and of the person or persons to be nominated;
•
a representation that the stockholder is a holder of record of stock of the Company entitled to vote for the election of Directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
•
certain information regarding the ownership and other interests of the stockholder or such other beneficial owner;
•
a description of all arrangements or understandings between the stockholder or such beneficial owner and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;
•
a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and such other beneficial owner, if any, and their respective affiliates and associates and each proposed nominee;

•
certain other information regarding each nominee proposed by such stockholder as would be required to be included in a Proxy Statement filed pursuant to the proxy rules of the SEC; and
•
the consent of each nominee to serve as a director of the Company if so elected.

A stockholder must also comply with all other applicable requirements of the Exchange Act and the rules and regulations under the Exchange Act with respect to matters relating to nominations of candidates for directors. The preceding is a summary of the stockholder nomination procedures set forth in our bylaws as currently in effect, and we refer our stockholders to the full text of Section 2.15 of our bylaws and such other applicable provisions of our bylaws as in effect from time to time for the specific requirements of such director nomination procedures by stockholders.

In addition to the formal procedures set forth in our bylaws for the nomination of directors by stockholders, the Nominating and Corporate Governance Committee has adopted a Policy Regarding Director Nominations pursuant to which it may from time to time evaluate candidates for nomination as director that come to its attention through incumbent directors, management, stockholders or third parties. Such informal recommendations by stockholders should be directed to the attention of the Nominating and Corporate Governance Committee as set forth below under “Communications with Directors.” The Nominating and Corporate Governance Committee has and may in the future, if it deems appropriate under the circumstances, engage a third-party search firm to assist in identifying qualified candidates.

The Nominating and Corporate Governance Committee seeks director candidates who possess high quality business and professional experience, possess the highest personal and professional ethics, integrity and values, and who have an inquisitive and objective perspective and mature judgment. Director candidates must also be committed to representing the best interests of our stockholders and have sufficient time available in the judgment of the Nominating and Corporate Governance Committee to perform all Board and committee responsibilities. The Nominating and Corporate Governance Committee has no formal policy on diversity in identifying potential director candidates, but does regularly assess the needs of the Board for various skills, background and business experience in determining if the Board requires additional candidates for nomination.

Board Leadership Structure

Separation of Chairperson and Chief Executive Officer

Our Corporate Governance Guidelines state that the Board shall elect its Chairperson and appoint the Company’s Chief Executive Officer according to its view of what is best for the Company at any given time. The Board does not believe there should be a fixed rule as to whether the offices of Chairperson and Chief Executive Officer should be vested in the same person or two different persons, or whether the Chairperson should be an employee of the Company or should be elected from among the non-employee directors. The needs of the Company and the individuals available to play these roles may dictate different outcomes at different times, and the Board believes that retaining flexibility in these decisions is in the best interest of the Company.

On August 11, 2025, Mr. Young-Joon Kim resigned from his position as Chief Executive Officer of the Company, and the Board appointed Camillo Martino to serve as the Company’s Interim Chief Executive Officer (“Interim CEO”). As a result of Mr. Martino’s appointment as Interim CEO, Mr. Martino stepped down from each of the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Mr. Martino currently serves as the Chairman of the Board and is expected to continue in that role as well.

The Board may, however, make changes to its leadership structure in the future as it deems appropriate.

Lead Director

Pursuant to the Company’s Corporate Governance Guidelines, if the positions of Chairperson and Chief Executive Officer are held by the same person or the Chairperson is not otherwise an independent director, the Board designates a lead director (the “Lead Director”) and, accordingly, Mr. Nathan was selected by the Board as Lead Director until his successor is duly elected and qualified or until his earlier death, resignation or removal by the Board. The Lead Director has the authority to call meetings of the independent directors.

Executive Sessions of the Board

The Company’s non-management directors meet at regularly scheduled Board meetings in executive session without management present. In 2025, the Chairman of the Board presided over the meetings of the non-employee directors before August 11, 2025. Following the appointment of Mr. Camillo Martino as Interim CEO and the designation of Mr. Gilbert Nathan as Lead Director, Mr. Nathan, in his capacity as Lead Director, presided over such meetings for the remainder of the year.

In addition, in accordance with our Corporate Governance Guidelines, the independent members of the Board meet at least twice a year in executive session, with the Chairman (or the Lead Director) setting the agenda and presiding over such meetings.

Presiding Director

In accordance with our Corporate Governance Guidelines, the presiding director of the Board is the Chairman of the Board, if present, or in such person’s absence and if applicable, the Lead Director, or in such person’s absence, the Audit Committee Chairman, or in such person’s absence, the independent director present who has the most seniority on the Board. The presiding director presides at all meetings of the Board and is responsible for chairing the Board’s executive sessions.

Board Role in Risk Oversight

Our Board is responsible for overseeing our management of risk. Our Audit Committee assists in overseeing management’s identification and evaluation of key enterprise risks to the Company, as well as guidelines, policies and processes for monitoring and mitigating such risks. In particular, the Audit Committee focuses on strategic enterprise risks, including risks associated with intellectual property; business operations and disaster recovery capabilities; and data security, privacy, technology and information security policies, procedures, and internal controls, including those related to cybersecurity and cyber incident responses and reporting procedures.

Our Board also considers sustainable business practices that advance our long- term ambitions as well as to mitigate business risks. Our Audit Committee oversees the Company’s objectives, goals, strategies and initiatives relating to Corporate Responsibilities and Sustainability Matters and the related impacts and risks related thereto.

Company management reports on a quarterly basis to the Audit Committee their assessment of key enterprise risks across multiple categories and mitigation plans for those that fail to meet relevant tolerance standards established from time to time. During quarterly Audit Committee meetings, the members of the Audit Committee review management’s assessment report and discuss with management measures to be implemented to better control against existing risks and identify emerging risks. For example, the Audit Committee may consider replacing specific existing risk categories, adding new risk categories, or adjusting the tolerance standards of risks to preemptively respond to changes in the Company’s business and the environment in which we operate.

Our Audit Committee also has certain statutory, regulatory and other responsibilities with respect to oversight of risk assessment and risk management. Specifically, the Audit Committee is responsible for overseeing policies with respect to financial risk assessment and those other items specifically set forth in our Audit Committee charter.

The Board’s other independent committees also oversee risks associated with their respective areas of responsibility. For example, the Compensation Committee considers the risks to our business associated with our compensation policies and practices, with respect to both executive compensation and compensation generally.

Our Board believes that our compensation programs are designed such that they will not incentivize unnecessary risk taking. The base salary component of our compensation program is a fixed amount and does not depend on performance. Payout levels under our cash incentive program are generally capped and payout opportunities may generally be achieved on a straight-line interpolation basis between threshold and target levels, and between the target and maximum levels. Our equity awards are limited by the terms of our equity plans to not more than a fixed maximum amount specified in the plan, and are subject to vesting to align the long-term interests of our executive officers with those of our stockholders. Our Board adopted a compensation recovery policy, in compliance with the NYSE listing rules, to provide for the recoupment of certain executive compensation in the event of any material accounting misstatement. See “Executive Compensation— Compensation Discussion and Analysis—Compensation Recovery Policy” contained elsewhere in this Proxy Statement.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. We will provide a copy of our Code of Business Conduct and Ethics without charge to any person upon written request made to our Secretary at Magnachip Semiconductor Corporation, c/o Magnachip Semiconductor, Ltd., 15F, 76 Jikji-daero 436beon-gil, Heungdeok-gu, Cheongju-si, Chungcheongbuk-do, Republic of Korea 28581. Our Code of Business Conduct and Ethics is also available on our website at https://investors.magnachip.com/corporate-governance/highlights. We will disclose any waivers or amendments to the provisions of our Code of Business Conduct and Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, that relates to one or more of the elements contained therein of the code of ethics definition enumerated in Item 406(b) of SEC Regulation S-K on our website.

Report of the Audit Committee

The Audit Committee has reviewed and discussed with our management and Ernst & Young Han Young, our independent registered public accounting firm for the year ended December 31, 2025, our audited financial statements contained in our Annual Report to Stockholders for the year ended December 31, 2025. The Audit Committee has also discussed with our independent registered public accounting firm the matters required to be discussed under Public Company Accounting Oversight Board standards.

The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young Han Young required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young Han Young’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young Han Young its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board (and the Board subsequently approved the recommendation) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 16, 2026.

Audit Committee:

Gilbert Nathan, Chair

Cristiano Amoruso

Liz Chung

Communications with Directors

A stockholder or other interested party who wishes to communicate directly with the Board, a committee of the Board, the non-management or independent directors as a group, or with the Chairman of the Board or any other individual director, regarding matters related to the Company should send the communication to:

Board of Directors

or Chairman, Lead Director, individual director, committee or group of directors

Magnachip Semiconductor Corporation

c/o Magnachip Semiconductor, Ltd.

Corporate Secretary

15F, 76 Jikji-daero 436beon-gil, Heungdeok-gu

Cheongju-si, Chungcheongbuk-do, Republic of Korea 28581

We will forward all stockholder and other interested party correspondence about the Company to the Board, a committee of the Board, the non-management or independent directors as a group, or an individual director, as appropriate. Please note that we will not forward communications that are spam, junk mail or mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements.

Corporate Responsibilities and Sustainability

In addition to the information contained in this Proxy Statement, we provide further information regarding our Corporate Responsibility on our website, www.magnachip.com, detailing our approach on various corporate initiatives, accomplishments and objectives. Our website and the Corporate Responsibility disclosures contained therein are not incorporated by reference in, and are not part of, this Proxy Statement.

Below are a few of the highlights of our comprehensive corporate responsibility and sustainability practices:

•
GHG reduction efforts: Aligned with targets set by the Korean government, we aim to reduce greenhouse gas (GHG) emissions by 40% from a 2018 baseline by 2030 and achieve carbon neutrality by 2050. Our GHG emissions data are submitted annually to Korea’s Ministry of Environment, following third-party verification.
•
Our products’ impact: Our semiconductor products are used in a wide range of high-tech consumer and industrial technologies. Our products have enabled gadgets to become slimmer, with longer-lasting batteries and better performance, thereby reducing energy consumption for end-users and alleviating the burden on our planet’s resources. We have created the “Green Manufacturing Management Rule”, which we apply to all the products we design, build and deliver to our customers. This rule enables product traceability through the setting of continuous indicators and goals. It also ensures that sustainability remains a top priority throughout all stages of the product lifecycle. All our products are Pb-free (lead-free) and have obtained RoHs (Restricted Hazardous Substances) certification.
•
Our environmental, health and safety, and quality standards: We comply with a range of internationally recognized standards. We have adopted ISO 14001 and ISO 45001 since 2004. We also maintain compliance with applicable local and international laws, including the Occupational Safety and Health Act of Korea, as well as customer requirements such as those relating to hazardous chemicals. We also focus on continuous improvement through quality management systems, including compliance with IATF 16949 and ISO 9001 standards.
•
Human rights and labor standards: We adhere to international human rights and labor standards as agreed to by the United Nations and the International Labor Organization. We prohibit all forms of discrimination based on gender, race, nationality, religion and age to ensure that all employees work in a safe and fair environment. These values are embedded in our policies, including our Labor & Ethical Management Policy, Equal Employment Policy and Code of Business Conduct and Ethics.
•
Supply chain management: We prioritize responsible sourcing and supply chain management.Through our Supplier Approval Assessment and Supplier Evaluation procedures, we ensure our suppliers adhere to the same ethical, social and environmental principles under which we operate. We share our Environment, Safety and Health Policy with our suppliers and request that they implement it.
•
Conflict minerals: We support and comply with Section 1502 of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act. For more information on our conflict minerals, please refer to our Conflict Minerals Reports on our website.
•
Cybersecurity and data privacy: Cybersecurity risks and data protection are integrated into our overall risk management systems. We maintain processes for assessing, identifying and managing material risks from cybersecurity threats, and we routinely invest in developing and implementing numerous cybersecurity programs and processes. Management is responsible for the day-to-day management of cybersecurity risks while the Company’s Board of Directors and its Audit Committee actively and continuously provide oversight. Our information security management system is ISO 27001 certified.

•
Whistleblower policy and reporting: We take whistleblowing seriously and have created robust structures to encourage the reporting of actual or suspected violations of law, our Code of Business Conduct and Ethics, or our other policies or procedures, and protect individuals who may come forward. Our reporting system allows anonymous reporting and is also accessible to our partners, suppliers and customers. We also adhere to our non-retaliation policy contained in our Code of Business Conduct and Ethics to encourage and protect “good faith” reporters.

Human Capital Management

Our Board of Directors maintains policies relating to upholding ethical practices and a strong sense of integrity. Across all our activities, we aim to achieve a dynamic and inclusive workplace that supports creativity and open communication, where all our employees feel safe, valued and respected. More information on these policies can be found in the “About Us” section of our website.

As of December 31, 2025, our total global workforce (full- and part-time) numbered 711, with 688 of these individuals based in Korea, in the roles represented in the following table. In 2025, our total global workforce declined as compared to the prior year as a result of the MMS liquidation and the 2025 Early Retirement Program.

Role type	Number of people
Sales, marketing, general, and administration	163
Research and development	108
o With advanced degrees	35
Quality, reliability, and assurance	29
Manufacturing	411
o Engineering	36
o Operations, maintenance and others	375

Competitive Compensation and Pay Equity

Our HR team remains current on employee benefits detailed in the following table and conducts regular reviews of compensation levels and distribution methods to ensure fairness and equity.

Financial benefits	Non-financial benefits
•
Cash and equity-based compensation programs for certain employees to incentivize achievement
•
Industry-benchmarked salaries and remuneration packages
•
Regularly reviewed compensation levels to ensure fairness

•
Health and wellness programs
o
Access to annual health examination
o
Health examinations for spouses
o
Medical reimbursement plans
•
Personal pensions
•
Housing assistance
•
Educational assistance programs
•
Workplace environment
o
Comfortable employee lounge areas

Recruitment and Talent Pipeline

We have adopted a structured approach to identifying, training, mentoring and developing talent within Magnachip, aiming to secure a steady supply of skilled and competent employees. To ensure that we attract the best talent, we regularly review and update our recruitment processes, incorporating feedback from both candidates and hiring managers.

Since 2018, we have operated a scholarship program designed for recent university graduates in partnership with a local university, aiming to develop and recruit local talent for the semiconductor industry. Every year, several students are selected to receive scholarships, which include a monthly tuition subsidy during the school year and a job offer upon graduation. In 2025, more than 61% of our new hires were recent graduates or graduating seniors from universities near our operational sites. Offering work-related training and employment opportunities for local students not only grants us access to top emerging talent but also enhances our reputation within the community and strengthens our community connections.

Training Programs and Continuing Education

We provide a wide range of training initiatives covering fundamental skills as well as more advanced competencies. We have a comprehensive training system tailored for new employees, engineers and other functions, as well as leaders, to ensure a seamless onboarding and ongoing development process. We also allocate funds for employees seeking to enhance their skills through workshops, conferences and industry- specific courses to encourage a culture of continuous learning and development.

Employee Evaluation and Career Development

We foster a culture of personal and professional growth by aligning individual goals with organizational objectives, helping employees identify and expand upon their strengths, and identifying areas for improvement. We evaluate all of our full-time employees and executives through an annual performance review process, using the management by objectives (MBO) method, which involves setting goals collaboratively, continuous monitoring and regular feedback. This approach allows us to establish clear career paths for our employees and uncover talent and potential for internal promotion.

Employee Engagement and Satisfaction

Every two years, we conduct a satisfaction survey to gain insight into how employees feel about their jobs, working environment and the Company as a whole. The results are communicated to our management team and employees, and we develop action plans to address any areas identified as needing improvement. We also track both the cadence of these assessments and the associated response rates.

Health and Safety of our Employees

In January 2021, the Korean legislature enacted the Serious Accident Punishment Act (“SAPA”), which imposes criminal liability on individuals and entities responsible for serious accidents, including industrial accidents that cause death, serious injury or occupational illness. We appointed Mr. Seunghoon Lee, our Chief of Manufacturing to serve as the Chief Safety Officer of our Korean operating subsidiary. Mr. Lee has more than 35 years of manufacturing and industrial experience at Magnachip in the area of environment, health and safety. On appointment, Mr. Lee formed a dedicated team to evaluate, improve and monitor the policies, practices, standards and systems relating to environment, health and safety.

We aspire to become a “zero-accident, zero-disease” workplace. Under this plan, we set specific goals, analyze our progress towards these goals on a quarterly basis, and conduct a biannual workplace environment measurement to assess, monitor, and reduce the exposure of our employees to human health hazards. We also provide employees with 12 training courses related to environmental health and safety every year, conducted both in-house and through external providers.

2025 Director Compensation

Each of our non-employee directors was eligible to earn a quarterly cash retainer, additional fees based on committee service and equity awards in 2025 pursuant to our Non-Employee Director Compensation Policy, which is described in further detail below. All such cash fees are paid quarterly in advance. A non-employee director who joins the Board after the beginning of a quarter receives a prorated cash retainer reflecting the actual period the non-employee director provided services on the Board and the applicable committee for such quarter and a non-employee director who joins the Board after the beginning of the Company’s annual director service period receives a pro-rated equity award reflecting the period the non-employee director provided services on the Board and the applicable committee during such annual service period.

The below table depicts the Non-Employee Director Compensation Policy:

Compensation Elements: Non-Employee Director Compensation Policy
Cash
Quarterly Cash Retainer	$18,750
Quarterly Chairman Cash Retainer	$18,750	(1)
Quarterly Lead Director Cash Retainer	$11,250	(1)
Quarterly Committee Chair Retainers
Audit	$6,250
Compensation	$3,750
Nominating and Corporate Governance	$2,500
Annual Committee Member Retainers
Audit	$3,750
Compensation	$2,500
Nominating and Corporate Governance	$1,250
Equity
Initial Equity Grant	$165,000	(2)
Annual Equity Grant	$165,000	(3)
Committee Chair Grant (per committee)	$20,000	(3)
Committee Member Grant (per committee)	$10,000	(3)

(1)
These cash retainers are separate from and in addition to the standard cash retainer compensation provided to all non-executive directors.
(2)
Initial Equity Awards: If a non-employee director’s initial appointment to the Board or a Board committee occurs other than at an Annual Meeting of Stockholders, such director will be granted pro-rated RSU awards having a dollar value equal to (x) the applicable dollar value amount for applicable Board or committee membership described above, multiplied by (y) the quotient obtained by dividing the number of days elapsed from the date of initial appointment to the first anniversary of the prior year’s Annual Meeting of Stockholders of the Company (or, if earlier, August 31 of such year), by 365, with such grants to vest in full on the date of the annual equity grant made to non-executive directors immediately preceding the grant of award.
(3)
Annual Equity Awards: Each non-employee director was eligible to receive a time-based restricted stock unit (“RSU”) award having a dollar value equal to $165,000. In addition, each non-employee director was eligible to receive an RSU award having a dollar value equal to $20,000 for such director’s service as the Chair of the Board’s Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee, as applicable; and an RSU award having a dollar value equal to $10,000 for such director’s service as a non-Chair member of the Board’s Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee. The number of shares subject to such RSU awards is calculated by dividing the applicable dollar value of the approved award by the volume-weighted average closing market price on the NYSE of one share of the Company’s Common stock over the trailing 30-day period ending on the last day immediately prior to the grant date. Each RSU award vests in full on the earlier of (x) the first anniversary of the date of grant, and (y) the date of the Company’s Annual Meeting of Stockholders held in the year following the year of grant. RSU awards are approved by the Board following the Company’s Annual Meeting of Stockholders for such year and are granted on the earlier of (A) the first to occur of the 1st or 15th day of any month following the approval date and (B) August 31 of such year. Vested RSUs settle as soon as administratively practicable following the date the non-employee director’s service terminates for any reason, unless the director has elected to settle the RSUs upon vesting.

All non-employee director equity awards will be granted under the Company’s 2020 Equity and Incentive Compensation Plan, as amended. Non-employee directors are subject to our Stock Ownership Policy, as described under the heading “Stock Ownership Guidelines”.

The following table sets forth the total compensation earned by our non-employee directors during the year ended December 31, 2025.

2025 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Gilbert Nathan	128,316	220,871	—	349,187
Liz Chung	90,829	192,365	—	283,194
Ilbok Lee	107,500	227,289	—	334,789

(1)
Consists of the aggregate dollar amount of cash fees earned by our non-employee directors in 2025 for Board and committee service as described in the table below.

Name	Board Retainer ($)	Chair Service Fees ($)	Committee Service Fees ($)	Total ($)
Gilbert Nathan	92,487	30,829	5,000	128,316
Liz Chung	75,000	—	15,829	90,829
Ilbok Lee	75,000	17,500	15,000	107,500

(2)
The amounts reported represent the aggregate grant date fair value of the RSUs awarded to the non-employee directors, calculated in accordance with FASB ASC Topic 718. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service vesting conditions. The amounts reported in this column reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by the directors upon vesting and/or settlement of the RSUs.
(3)
As of December 31, 2025, the number of outstanding stock options and RSU awards held by our non-employee directors who served during 2025 were as follows:

Name	RSUs (#)	Stock Options (#)
Gilbert Nathan	116,828	—
Liz Chung	97,843	—
Ilbok Lee	221,754	79,215

As of December 31, 2025, the following number of RSUs included in the table above were vested but not yet settled under the terms of the applicable RSU agreements: Mr. Nathan—59,858 RSUs; Ms. Chung—49,228 RSUs; and Dr. Lee—165,909 RSUs. Stock options were last granted to our non-employee directors in 2017, and no stock options have been granted since then. Please see the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding all shares of Common Stock beneficially owned by our non-employee directors.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has been an officer or employee of our Company during the last fiscal year. During 2025, decisions regarding executive officer compensation were made by our Compensation Committee.

Mr. Young-Joon Kim, our former Chief Executive Officer, participated in the deliberations of our Compensation Committee regarding the determination of the compensation of our executive officers (other than himself) for 2025 and prior periods. At the time of such deliberations, Mr. Camillo Martino was serving as a non-employee director and member of the Compensation Committee.

None of our executive officers currently serves, or in the past has served, as a member of the Board or the compensation committee of another entity that has one or more executive officers serving on our Board.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis (CD&A) describes and analyzes our executive compensation program for the following executive officers who served the Company in 2025 (collectively, our “named executive officers”):

•
Camillo Martino, Chairman and Interim Chief Executive Officer (“Interim CEO”)
•
Young-Joon Kim, Former Chief Executive Officer (Separated on August 11, 2025)
•
Shinyoung Park, Chief Financial Officer
•
Seunghoon Lee, Chief of Manufacturing and Chief Safety Officer
•
Theodore Kim, Former Chief Compliance Officer, Executive Vice President, General Counsel and Secretary (Separated on October 21, 2025)

As a “smaller reporting company” as defined in the rules of the SEC, the Company is not required to include a CD&A in this proxy statement and may provide scaled executive compensation disclosure. However, the Company has elected to include the following CD&A to provide its stockholders with additional context regarding its executive compensation philosophy, policies and practices, as well as the factors considered in making compensation decisions for our named executive officers. The Company believes that this additional disclosure promotes transparency and enhances stockholders’ understanding of the Company’s executive compensation program.

Compensation Philosophy and Objectives

The Compensation Committee of our Board has primary responsibility for developing and maintaining a compensation program for our senior management, including our named executive officers.

The Compensation Committee believes that our executive compensation program should play a key role in our operating and financial success, and has worked with outside legal counsel and Compensia Inc. (“Compensia”), a national compensation consulting firm, to develop a comprehensive executive compensation program that is intended to attract and retain talent with competitive compensation, and further align the interests of our executive officers with our stockholders by linking a significant component of executive compensation to variable cash-based compensation tied to the achievement of our short-term financial, operational and strategic goals, as well as equity-based compensation tied to the achievement of our long-term strategic goals that in turn lead to stockholder value creation.

In light of the highly competitive market in which we compete for business, and our dependence on the highly skilled workforce that is necessary in order to innovate and compete in that market, the Compensation Committee believes that our ability to attract and retain talent at all levels of the Company is critical to our long- term success.

In view of our unique situation in that most of our senior executives live and work in South Korea (herein referred to as “Korea”), we have provided competitive expatriate benefits intended to minimize adverse tax and financial impacts. In 2025, such benefits were provided to Mr. Young-Joon Kim and Mr. Theodore Kim in connection with their expatriate assignments, as they were subject to taxation in both the United States and Republic of Korea. After Messer. Kims’ departures, we no longer employ any expatriate full time executives and so none of our executive officers are currently receiving expatriate assignment benefits.

More information about our human capital management strategy and approach can be found under the heading “Human Capital Management” on page 13.

Key 2025 Compensation Decisions

The Compensation Committee made the following key compensation decision in respect of fiscal year 2025:

•
Granted annual equity awards to Mr. Young-Joon Kim (the “Former CEO”), Ms. Shinyoung Park (“CFO”) and Mr. Seunghoon Lee (“CSO”) using a combination of performance- based stock units (“PSUs”) and service-based restricted stock units (“RSUs”). Accordingly, our Former CEO received 67% of his grants in PSUs and 33% in RSUs and our CFO and CSO received 50% of their grants in PSUs and 50% in RSUs. The PSUs granted in 2025 were based on financial performance goals and stock price-based metrics, with financial performance measured based on the achievement of pre-established revenue, gross profit margin and adjusted EBITDA targets over the applicable performance period, which is the full year 2025, and subject to certification by the Compensation Committee, and stock price performance measured at the end of the three-year performance period ending on January 31, 2028, and subject to meeting or exceeding targets set by the Compensation Committee.
•
Approved a 20% reduction in the Former CEO’s annual base salary, effective April 1, 2025, which reduction remains in effect until the Company achieves positive operating income for two consecutive fiscal quarters, with automatic restoration upon satisfaction of such condition or upon a change in control.
•
Approved the increase of the CFO’s annual base salary from $350,000 to $360,000 effective as of April 1, 2025 to better align our CFO’s compensation with the market, and approved a 10% reduction in CFO’s annual base salary, effective April 1, 2025, subject to the same restoration conditions applicable to the Former CEO’s salary reduction.
•
Approved a 5% reduction in Mr. Seunghoon Lee’s annual base salary, effective October 1, 2025.
•
Certified that there was no cash bonus payout for 2025, because performance was below the threshold for any bonus payout.
•
Certified that the Company achieved 0% of the performance goals underlying 2025 Performance-Based (Financial) Restricted Stock Units (“Financial PSUs”), and, accordingly, such awards were forfeited in their entirety.
•
Certified that the Company did not achieve at least the threshold level for the performance goals underlying the total shareholder return PSUs (“TSR PSUs”) granted in 2023, and, accordingly, such awards were forfeited in their entirety.
•
Reviewed the compensation-related terms in connection with Mr. Camillo Martino’s services as the Company’s Interim CEO and, accordingly, approved such arrangements and recommended their approval to the Board.

Executive Compensation-Related Policies and Practices

We endeavor to maintain sound executive compensation policies and practices, including compensation-related corporate governance standards, consistent with our pay for performance philosophy. The following summarizes our executive compensation and related governance policies and practices:

What We Do
• Pay-for-Performance Philosophy

A significant portion of our named executive officers’ compensation is directly linked to corporate performance. We structure target total direct compensation with a significant long- term equity component in the form of RSUs and PSUs, thereby making a vast majority of each named executive officer’s target total direct compensation dependent upon our corporate performance, stock price and/or total shareholder return.

• Performance-Based Equity Awards	Our named executive officers receive performance-based equity awards that vest based on achieving pre-determined financial and stock price targets.

What We Do
• Human Capital Management and Succession Planning

We provide opportunities for training and advancement to all employees as part of our human capital management program. Furthermore, we conduct succession planning and executive assessments for all key employees to ensure orderly succession plans are in place.

• Independent Compensation Committee	The Compensation Committee consists solely of independent directors.
• Compensation Recovery Policy

We have a policy providing for the recovery of certain cash incentive compensation and equity or equity-based awards from our CEO and other executive officers (including our other named executive officers).

• Stock Ownership Guidelines	We maintain stock ownership guidelines for our CEO, our other executive officers (including our other named executive officers) and the non-employee members of our Board.
• Equity Award Grant Policy

Equity awards are granted in accordance with our Equity Award Grant Policy. We do not have any program, practice or plan to time equity awards in coordination with the release of material non-public information.

• Retain an Independent Compensation Advisor	The Compensation Committee has engaged its own independent compensation advisor to provide information, analysis and other advice on executive compensation independent of management.
• Annual Executive Compensation Review	The Compensation Committee conducts an annual review of our compensation strategy, including a review of our compensation used for comparative purposes.
• Balanced Time Horizon for Incentive Compensation

We have a balance of time horizons for our incentive awards, including an annual cash incentive plan, a three-year performance period for our TSR PSUs and Stock Price PSUs and a three-year vesting period for our RSUs.

What We Don't Do
• No Special Retirement Plans

We do not currently offer pension arrangements or retirement plans to our executive officers other than statutory severance benefits required under the Employee Retirement Benefit Security Act of Korea.

• No Stock Option Re-Pricing	Our equity compensation plan does not permit stock options or stock appreciation rights (“SARs”) to be repriced to a lower exercise or strike price without the approval of our stockholders.
• No Excise Tax Payments on Future Post-Employment Compensation Arrangements

We do not provide any excise tax reimbursement payments (including “gross-ups”) with respect to payments or benefits contingent upon a change in control of the Company. The Company does, however, have the obligation to provide tax equalization with respect to such payments and benefits to individuals who receive them as a part of their expatriate benefit package, as such individuals are subject to taxation in both the U.S. and Korea.

• No Hedging or Pledging

We prohibit our employees, including our executive officers, and the non-employee members of our Board from pledging, engaging in short sales and certain derivative transactions relating to our securities.

• No Special Welfare or Health Benefits

We do not provide our executive officers with any welfare or health benefit programs, other than participation on the same basis as our full-time employees in the employee programs that are standard in our industry sector. The Company does provide customary international

What We Don't Do
health insurance to individuals who are eligible for such benefits as part of their expatriate benefit package.
• No Dividends or Dividend Equivalents Payable on Unvested Equity Awards	We do not pay dividends or dividend equivalents on unvested equity awards.

Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale and/or other dispositions of the Company’s securities by the Company’s directors, officers and employees, among other covered persons. The Company believes this policy is reasonably designed to promote and enforce compliance by such covered persons with applicable insider trading laws, rules and regulations, as well as the listing standards applicable to the Company. A copy of our Securities Trading Policy is filed as Exhibit 19.1 to the Annual Report on Form 10-K filed with the SEC on March 16, 2026.

Say on Pay Vote and Stockholder Input

The Compensation Committee has responsibility to ensure that the compensation paid to our executive officers aligns with the interests of our stockholders and the Company’s compensation philosophy. Approximately 77.4% of the stockholders at the Annual Meeting of Stockholders of the Company held in 2025 (“2025 Annual Meeting”) voted to approve the compensation of the Company’s named executive officers as disclosed in the Company’s 2025 proxy statement. In light of the advisory vote results and given the departure of the Company's former CEO, the Compensation Committee determined not to make any changes to the Company’s executive compensation program at this time. Following the appointment of a new CEO, the Compensation Committee will consider shareholder feedback and evaluate whether any changes are appropriate.

In addition, at our 2024 Annual Meeting, our stockholders recommended that we hold future non-binding advisory votes on the compensation of our named executive officers every year. As part of our commitment and consistent with the results of the advisory “Say on Frequency” vote of our stockholders that was held at our 2024

Annual Meeting, we intend to hold an annual non-binding, advisory vote on the compensation of our named executive officers to provide our stockholders with an opportunity to provide their feedback on an annual basis.

Timing of Compensation Decisions

Generally, at the end of each annual evaluation period, our CEO reviews the performance of the other executive officers and presents his conclusions and recommendations to the Compensation Committee. At that time and throughout the year, the Compensation Committee also evaluates the performance of our CEO, which is measured in substantial part against our consolidated financial performance.

For the fiscal year 2026, given the departure of two senior executives—namely, Mr. Young-Joon Kim and Mr. Theodore Kim—the Committee determined that it is advisable to maintain the current compensation structure without material modifications until a permanent CEO is appointed and the executive team is reconstituted.

Equity awards are made in accordance with our Equity Award Grant Policy described below. We do not have any program, plan or practice to time equity award grants in coordination with the release of material non-public information.

Role of the Compensation Committee in Compensation Decisions

The Compensation Committee’s responsibilities include evaluating, approving and monitoring our named executive officer and director compensation plans, policies and programs, as well as each of our equity-based compensation plans and policies. In addition, the Compensation Committee has the responsibility of periodically reviewing and advising the Board concerning our human capital strategies, initiatives and programs with respect to our culture, talent, recruitment, retention and employee engagement and inclusion efforts.

Consistent with our compensation philosophy and objectives, the Compensation Committee evaluates our executive officer compensation packages annually to ensure that:

•
We maintain our ability to attract and retain superior executives in critical positions;
•
Our executives are incentivized and rewarded for corporate growth, achievement of long-term corporate objectives and individual performance that meet or exceed our expectations without encouraging unnecessary risk-taking; and
•
Compensation provided to critical executives remains competitive relative to the compensation paid to similarly situated executives of companies in the semiconductor industry.

In addition to the annual reviews, the Compensation Committee also typically considers compensation changes upon a named executive officer’s promotion or other change in job responsibility.

Role of CEO in Compensation Decisions

For named executive officers other than our CEO, we have historically sought and considered input from our CEO and our independent compensation consultant as described below, in making determinations regarding executive compensation.

Our CEO annually reviews the performance of our other named executive officers. Thereafter, he presents conclusions and recommendations regarding the compensation of such officers, including proposed salary adjustments and incentive amounts, to the Compensation Committee. The Compensation Committee then takes this information into account when it makes final decisions regarding any adjustments or awards.

The review of performance by the Compensation Committee and our CEO of our other named executive officers is both an objective and subjective assessment of each named executive officer’s contribution to our performance, leadership qualities, strengths and weaknesses and performance relative to goals set by the Compensation Committee or our CEO, as applicable. The Compensation Committee and our CEO do not systematically assign a weight to the factors, and may, in their discretion, consider or disregard any one factor which, in their sole discretion, is important to or irrelevant for a particular executive.

Role of Compensation Consultant

The Compensation Committee engages an external compensation consultant to assist it by providing information, analysis and other advice relating to our executive compensation program and the decisions resulting from its annual executive compensation review. For 2025, the Compensation Committee retained Compensia, a national compensation consulting firm, to serve as its independent compensation consultant. This compensation consultant serves at the discretion of the Compensation Committee.

During 2025, Compensia attended some of the meetings of the Compensation Committee (both with and without management present) during the period of its engagement and provided the following services:

•
Consulting with the Compensation Committee Chair and other members between Compensation
•
Committee meetings on compensation matters as needed;
•
Reviewing the Compensation Discussion and Analysis and assisting in the drafting of the Pay Versus
•
Performance disclosure;

•
Reviewing and updating the compensation peer group used to assess executive compensation;
•
Providing market data for selected executive officer positions covering target total direct compensation levels and design to help the Compensation Committee determine how to competitively set compensation for the selected executive officer positions; and
•
Assistance with the design of the PSUs.

In 2025, Compensia did not provide any services to us other than the consulting services to the Compensation Committee. The Compensation Committee regularly reviews the objectivity and independence of the advice provided by its compensation consultant on executive compensation. In 2025, the Compensation Committee considered the six specific independence factors adopted by the SEC and reflected in the NYSE listing standards and determined that the work performed by Compensia did not raise any conflicts of interest.

Elements of Compensation

In making decisions regarding the pay of the named executive officers, the Compensation Committee looks to set a total compensation package for each officer that will retain high-quality talent and motivate the officer to achieve the goals set by our Board. Our executive compensation package is generally comprised of the following elements:

Element	Purpose	Description

Annual base salary	Provides a fixed source of annual cash compensation for our named executive officers.	Based upon each individual’s skills, experience and performance as well as the criticality of the role.

Short-term cash incentives	Incentivizes achievement of key annual financial, operational and strategic goals.	Variable cash compensation based on performance.

Long-term equity incentives	Aligns the interests of our named executive officers with those of our stockholders by increasing stock ownership, incentivizing increases in stockholder value and strengthening retention.	Variable equity compensation delivered through three vehicles:
- Service-based RSUs with a three-year vesting period;

- Financial-Based PSUs with a one-year performance period based on the achievement of pre-established revenue, gross profit margin and adjusted EBITDA targets and subsequent three-year vesting period; and

- Stock Price PSUs to be earned based on the 30-calendar day volume-weighted average Company stock price (“VWAP”) at the end of the three-year vesting period.

Expatriate and other executive benefits

Allows us to remain competitive with peer and market practices and to attract and retain key personnel on expatriate assignment by minimizing adverse financial impacts associated with such assignments.

Benefits for qualified executives include housing allowances, relocation and repatriation allowances, insurance premiums, reimbursement for the use of a car, home leave flights, tax equalization payments and tax advisory services.

Our executives also participate in a health and welfare benefits package that is generally available to all of our employees and are each party to an employment agreement that provides for limited post-employment and change in control payments and benefits.

Sources of Market Data

For purposes of comparing our executive compensation against the competitive market, the Compensation Committee reviews and considers the compensation levels and practices of a group of comparable technology companies. The companies in this compensation peer group were selected on the basis of their similarity to us in size, industry focus and being based in the U.S. We focused on U.S.-based companies because our highest- ranking executives are U.S. expatriates who have opportunities to work with U.S.-based technology companies.

Compensia provided the Compensation Committee with an analysis of the prior compensation peers with a recommendation of three companies to exclude based on the companies being acquired or being outside the financial ranges noted below. Compensia also provided three potential additions based on the selection criteria noted below. The Compensation Committee reviewed the proposed changes to our compensation peer group and approved the final group to be used for this year’s analysis. The companies in this compensation peer group were selected on the basis of their similarity to us, based on the following criteria:

•
Industry — semiconductors; semiconductor equipment and electronic equipment & instruments;
•
Company type — Public companies primarily headquartered in the U.S. and traded on a major U.S. stock exchange;
•
Similar revenue size — 0.4x – 2.5x Magnachip’s then-current revenue of $214 million ($85 million to $535 million);
•
Market capitalization — 0.25x – 4.0x Magnachip’s then-current market cap of $176 million ($44 million to $704 million);
•
Executive positions similar in breadth, complexity and/or scope of responsibility; and
•
Competitors for executive talent.

The Compensation Committee approved the use of market data from the following group of peer companies, which was reviewed and approved in November 2024 for our 2025 executive compensation market assessment:

ACM Research	inTEST
Alpha and Omega Semiconductor	Luna Innovations
Amtech Systems	Napco Security Technologies
AXT	Navitas Semiconductor
CEVA	nLIGHT
Cohu	Ouster
Evolv Technologies Holdings	PowerFleet
FARO Technologies	SkyWater Technology
Ichor Holdings	Vishay Precision Group
indie Semiconductor

The Compensation Committee reviews and updates the peer group periodically to ensure that the peer group companies satisfy our selection criteria. As a result of the review of the 2024 peer group, the following updates were made to establish the 2025 peer group:

•
Impinj was removed due to market cap positioned above the selection criteria range; Veeco Instruments, and Photronics were removed due to both revenue and market cap. positioned above the selection criteria range; and
•
AXT, Evolv Technologies Holdings, Luna Innovations, Navitas Semiconductor, Ouster, and PowerFleet were added based on the selection criteria.

The Compensation Committee seeks to establish a total compensation package for our named executive officers that is competitive with the compensation for similarly situated executives in this compensation peer group, while also considering each executive’s experience and performance. Accordingly, the Compensation Committee used the market data from this peer group as a reference point in its 2024 executive compensation process.

Elements of Compensation and Weighting

The Compensation Committee does not apply a formula or assign relative weight in apportioning compensation among the various elements used. Instead, it makes a subjective determination after considering all information collectively for each element of compensation.

Annual Base Salary

The Compensation Committee seeks to set the base salaries of our named executive officers at competitive levels as compared to similarly situated executives in our select peer group, but also takes into account the named executive officer’s experience, skill set and the value of that skill set and performance. The Compensation Committee makes a subjective decision regarding any changes in base salary based on these factors and the data from our select peer group. The Compensation Committee does not systematically assign weights to any of the factors it considers, and may, in its discretion, ignore any factors or deem any one factor to have greater importance for a particular executive officer. In 2025, the Compensation Committee increased the annual base salary of our CFO by 2.86%, from $350,000 to $360,000, effective as of April 1, 2025, to better align our CFO’s compensation with the market. In light of the prevailing business environment, the annual base salaries of our other named executive officers remained the same without an increase in 2025. For more details, please refer to the footnotes below.

Named Executive Officer	2025 Base Salary(1)
Camillo Martino	$208,335	(2)
Young-Joon Kim	$302,024	(3)
Shinyoung Park	$329,958	(4)
Seunghoon Lee	$229,291	(5)
Theodore Kim	$281,693	(6)

(1)
The discrepancy between the amounts in this table and the contractually agreed amounts for each named executive officer is attributable to fluctuations in the exchange rate.
(2)
Mr. Martino did not receive an annual base salary. This represents compensation paid to Mr. Martino as a monthly fee in his capacity as Interim CEO pursuant to the Martino Consulting Agreement (as defined in the section below entitled "Potential Payments Upon Termination or Change in Control—Interim CEO Agreement).
(3)
Effective as of April 2025, Mr. Young-Joon Kim volunteered to reduce his annual base salary by 20% (the “CEO Salary Reduction”). The CEO Salary Reduction was to remain in effect until such time as the “operating income” line on the consolidated financial statements of the Company is greater than zero for any two consecutive fiscal quarters. Upon achieving such result, Mr. Young-Joon Kim’s annual base salary would have returned to the amount immediately prior to the reduction (the “CEO Original Base Salary”), effective as of the first day of the fiscal quarter immediately following such two consecutive fiscal quarters. Upon the occurrence of a change in control (regardless of whether accompanied by termination), Mr. Young-Joon Kim’s annual base salary would have immediately return to the CEO Original Base Salary. Furthermore, the CEO Original Base Salary would have been used for the calculation of (a) any statutory severance or pension benefits that Mr. Young-Joon Kim’s may have been entitled to receive, (b) cash severance payments that he may have been entitled to receive pursuant to his employment agreement and (c) the annual cash bonus, if any. However, Mr. Young-Joon Kim resigned in August 2025, and accordingly, the CEO Salary Reduction is no longer applicable. Following his resignation, he is entitled only to the compensation provided pursuant to his separation agreement. For a description of the material terms of Mr. Young-Joon Kim’s separation agreement, please refer to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 11, 2025.

(4)
Ms. Park’s annual base salary was increased from $350,000 to $360,000, effective as of April 1, 2025. At the same time, she volunteered to reduce her annual base salary by 10% (the “CFO Salary Reduction”). The CFO Salary Reduction will remain in effect until such time as the “operating income” line on the consolidated financial statements of the Company is greater than zero for any two consecutive fiscal quarters. Upon achieving such result, our CFO’s annual base salary will return to the amount immediately prior to the reduction (the “CFO Original Base Salary”), effective as of the first day of the fiscal quarter immediately following such two consecutive fiscal quarters. Upon the occurrence of a change in control (regardless of whether accompanied by termination), our CFO’s annual base salary will immediately return to the CFO Original Base Salary. Furthermore, the CFO Original Base Salary will be used for the calculation of (a) any statutory severance or pension benefits that our CFO may be entitled to receive, (b) cash severance payments that she may be entitled to receive pursuant to her employment agreement and (c) the annual cash bonus, if any.
(5)
Mr. Lee volunteered to reduce his monthly base salary by 5% for a six-month period from October 1, 2025 to March 31, 2026. During this period, all allowances calculated based on the monthly base salary were determined using the pre-reduction amount, and the renumeration used for calculating statutory severance pay and severance bonuses was based on the pre-reduction salary.
(6)
Mr. Theodore Kim departed in October 2025. Following his resignation, he is entitled only to the compensation provided pursuant to his separation agreement. For a description of the material terms of Mr. Kim’s separation agreement, please refer to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2025.

Short-Term Cash Incentives

We have been providing short-term cash incentive opportunities to encourage our named executive officers to achieve certain short-term corporate performance goals. The employment agreement that each of our named executive officers (except Interim CEO) has entered into includes a target bonus amount, which is expressed as a percentage of base salary. In 2025, there were no changes in the target bonus amounts, as expressed as a percentage of base salary.

The Compensation Committee typically makes annual determinations regarding short-term cash incentive compensation based on various performance-related factors, including our annual operating plan, which is generally adopted in the December preceding each fiscal year. The Compensation Committee also considers for each year the cash bonus payout percentage earned by our non-executive employees pursuant to the terms of the collective bargaining agreement entered into by our Korean operating subsidiary, Magnachip Semiconductor, Ltd. (“MSK”), which agreement provides that the annual cash bonus budget for all non-executive employees shall be 10% of MSK’s operating income for each applicable year. The Compensation Committee’s annual determination regarding short-term cash incentive compensation for our executives, including our named executive officers, is conducted generally with a view toward applying a payout percentage (applicable to the target bonus amount) to our executives that is similar to, or commensurate with, that determined under the applicable collective bargaining agreement.

For 2025, the Compensation Committee determined that the payout percentage of short-term cash incentive compensation for our executives would be 0%, as the Company did not meet the threshold financial performance.

Target bonus as a percentage of base salary, the target bonus amount and the actual amount of 2025 bonus award for each of our named executive officers are set forth below.

Named Executive Officer	Target Bonus (% of Base Salary)(2)	Target Bonus Amount	Actual Amount
Camillo Martino(1)	—	—	—
Young-Joon Kim	100%	$560,100	0
Shinyoung Park	75%	$270,000	0
Seunghoon Lee	50%	$116,068	0
Theodore Kim	75%	$262,500	0

(1)
Mr. Martino was not an executive at the time and therefore was not eligible for the target bonus.

(2)
Target bonus percentages of base salary remained the same as compared to the prior year. The target annual cash bonus for each executive was determined based on such executive’s annual base salary, provided that, in the case of executives who voluntarily reduced their base salary, the calculation was based on the annual base salary in effect immediately prior to such reduction.

Long-Term Equity Incentives

Equity awards are not tied to base salary or cash incentive amounts and constitute lesser or greater proportions of total compensation for each executive depending on market practices and the Compensation Committee’s determination of target grant values. The Compensation Committee, relying on the professional and market experience of our Compensation Committee members, as well as information provided by our compensation consultant, generally seeks to set equity awards at competitive levels based on both U.S. and Korean market practices and taking into account our equity plan share pool and projected dilution of our shares outstanding. The Compensation Committee does not target a specific percentile within our peer group with respect to equity-based compensation.

Consistent with the Compensation Committee’s desire to provide compensation that is largely “at risk” while still competitive with our peers with whom we compete for talent, our equity compensation program for our named executive officers includes PSUs each year along with RSUs. The Compensation Committee believes that the inclusion of PSUs in our executive compensation program is consistent with, explicitly linked to, and supports our strategic objective of enhancing stockholder value.

The general terms of the equity awards contemplated by our 2025 executive compensation program are summarized in the table below.

Service-Based RSUs	Financial PSUs	Stock Price PSUs
• Vest over three years in three equal annual installments, subject to the executive’s continued employment through each applicable vesting date.
•
Annual grants with one-year performance period.
•
Vesting is based on (i) the achievement of financial goals that measure our performance against our business strategy, with specific performance targets established by the Compensation Committee annually, and (ii) satisfaction of the Continued Service Condition through each applicable date in the following vesting schedule: 1/3 of Vestable Units on the Certification Date(1); 1/3 of Vestable Units on December 31, 2026; and 1/3 of Vestable Units on December 31, 2027.
•
For 2025, performance goals were based on revenue (1/3 weighting), gross profit margin (1/3 weighting) and Adjusted EBITDA (1/3 weighting)(2).

•
Stock Price PSUs to be earned based on stock price performance at the end of the three-year performance period ending on January 31, 2028.
•
Stock price achievement prior to the end of the performance period does not count for achieving the goal (except in the case of a change in control; see the section below entitled “Potential Payments Upon Termination or Change in Control” for details).
•
Stock price performance is determined at the end of the performance period based on the trailing 30-calendar day VWAP:
•
$14.14 is the only defined performance level and upon achieving such price the payout percentage will be 100% vesting.

(1)
On February 25, 2026, Compensation Committee certified that 0% of 2025 Financial PSUs were eligible to vest.

(2)
“Adjusted EBITDA” means EBITDA (as defined below) adjusted to exclude (i) equity-based compensation expense, (ii) foreign currency loss (gain), net, (iii) derivative valuation loss (gain), net, and (iv) various non-recurring expense (income), net. “EBITDA” is defined as the Company’s net income (loss) before interest income, interest expense, income tax expense, and depreciation and amortization. For 2025, it was determined that the Adjusted EBITDA condition would be based solely on the Adjusted EBITDA results for the fourth quarter of 2025.

The terms and conditions of the Stock Price PSUs were adopted beginning with the Company’s 2024 annual equity grants based on discussions with certain significant shareholders, who expressed the desire for better alignment between our named executive officers and shareholders and believed that PSUs that vest based on achieving stock price targets were the best way to achieve that goal. The initial stock price target of $14.14 is significantly higher than the stock price at the time of grant and will require execution of our business strategy in order to be earned, with the other two stock price targets of $21.21 and $28.28 requiring 50% and 100% additional stock price appreciation).

In July 2025, upon a determination by the Compensation Committee and with the agreement of the applicable grantees, the $28.28 stock price target (which corresponded to 300% vesting) applicable to the 2024 Stock Price PSU awards was eliminated, and only two performance thresholds—$14.14 (100% vesting) and $21.21 (200% vesting)—remain in effect for such awards.

For the Stock Price PSU awards granted in 2025, $14.14 was the sole performance threshold, and achievement of such stock price would result in a 100% payout.

The stock price in all cases is measured based on the trailing 30-calendar day average at the end of the three-year performance period, and achievement prior to that time is not recognized, so that the Stock Price PSUs have a full three-year performance period (absent a change in control).

The below tables summarize the RSUs, Stock Price PSUs and Financial PSUs granted to each of the named executive officers in 2025. No other equity awards were granted, such as TSR PSUs, to our named executive officers in 2025.

			RSUs
Name	Grant Date	FV of Grant Date	RSUs Granted (#)	Aggregate fair value of grant date ($)
Camillo Martino	7/1/2025	$4.07	53,247	216,715
	10/1/2025	$3.17	105,484	334,384
Young-Joon Kim	6/1/2025	$3.61	164,269	593,011
Shinyoung Park	6/1/2025	$3.61	110,210	397,858
Seunghoon Lee	8/15/2025	$2.93	30,750	90,098

			Stock Price PSUs
Name	Grant Date	FV of Grant Date ($)	Target Shares (#)	Aggregate fair value of grant date ($)
Young-Joon Kim	06/01/2025	$3.61	164,269	593,011
Shinyoung Park	06/01/2025	$3.61	55,104	198,925
Seunghoon Lee	08/15/2025	$2.93	15,375	45,049

			Financial PSUs (1)
Name	Grant Date	FV of Grant Date ($) (at Target)	Threshold Shares (#)	Target Shares (#)	Aggregate fair value (at Target) of grant date ($)
Young-Joon Kim	6/1/2025	$3.61	82,135	164,269	593,011
Shinyoung Park	6/1/2025	$3.61	27,552	55,104	198,925
Seunghoon Lee	8/15/2025	$2.93	7,688	15,375	45,049

(1)
The Target (100%) level is the maximum performance goal for 2025 Financial PSUs and thus there is no additional payout beyond this level.

The performance results for 2025 Financial PSUs were certified by the Compensation Committee of the Board of Directors of the Company on February 25, 2026.

Vesting of the Financial PSUs are based on the actual level of achievement for three corporate financial performance metrics—revenue, gross profit margin and Adjusted EBITDA. Achievement at or above the target level of achievement for each performance goal would result in a maximum payout of 100% of the portion of the named executive officer’s target level award attributable to that performance goal, while achievement below the threshold level of achievement for each performance goal would result in no payout for the portion of the named executive officer’s target level award attributable to that performance goal.

In February 2026, the Compensation Committee determined that the 2025 Financial PSUs were to be forfeited, as the Company did not achieve the threshold level of achievement for any of the three performance goals. As a result, Financial PSUs granted in 2025 covering the following number of shares of our Common Stock were forfeited by our named executive officers: Mr. Young-Joon Kim 164,269; Ms. Park 55,104; and Mr. Lee 15,375.

The applicable goals and weighting, and the level of achievement for the Financial PSUs granted in 2025 are as follows:

Performance Metrics	Goal Weighting	Threshold	Target	2025 Achievement	Vesting Ratio by Category	Weighed Vesting Ratio
Revenue (in millions)	33.33%	$196.4	$202.5	$178.9	0.0%	0.0%
Gross Profit Margin (as % of revenue)	33.33%	20.0%	20.5%	17.6%	0.0%	0.0%
Adjusted EBITDA (in millions)(1)	33.33%	$0.0	$1.1	$(8.9)	0.0%	0.0%
						0.0%

(1)
For 2025, it was determined that the Adjusted EBITDA condition would be based solely on the Adjusted EBITDA results for the fourth quarter of 2025.

The performance metric of the TSR PSUs granted in 2023 (the “2023 TSR PSUs”) is the three-year TSR relative to the S&P Semiconductor Index. In structuring the relative TSR calculation and selecting the index, the Compensation Committee wanted to compare our stock price performance to that of a large, steady-state sampling of semiconductor companies on a basis designed to eliminate any short-term aberrations in stock price at the start or at the end of the performance period. The TSR payout percentage is represented by three performance levels: “Threshold,” “Target,” and “Maximum,” and the maximum payout is 150% of target for achieving 75th percentile or better.

As of December 31, 2025, the performance period applicable to the 2023 TSR PSUs ended. In March 2026, based on such performance metric, the Compensation Committee determined that the vesting percentage of the 2023 TSR PSUs to be 0%, as the Company recorded a TSR of -71.73% for the performance period, placing it at the 5th percentile within the S&P Semiconductor Index, which was below the achievement threshold of the 35th percentile. As a result, TSR PSUs covering the following number of shares of our Common Stock were forfeited by our named executive officers: Mr. Young-Joon Kim—57,092; Ms. Park—11,257; Mr. Lee—5,250; and Mr. Theodore Kim—12,195.

As of the date hereof, no Stock Price PSUs have vested.

Health and Welfare Benefits

Our named executive officers are eligible to participate in our employee benefit plans that are generally provided to all full-time employees, and on the same basis as all of our full-time employees in the country in which they are resident. For Messrs. YJ Kim and T. Kim, these benefits included individual health insurance (medical, dental and vision).

Perquisites and Other Benefits

We provide the named executive officers with perquisites and other benefits, including expatriate benefits, which the Compensation Committee believes are reasonable and consistent with our overall compensation program to better enable us to attract and retain superior employees for key positions. Generally, perquisites are determined based upon what the Compensation Committee considers to be customary perquisites offered by our select peer group and are not based upon a median cost for specific perquisites or for the perquisites in aggregate. The Compensation Committee determines the level and types of expatriate benefits for the named executive officers based on local market surveys taken by our human resources group. These surveys are not limited to our select peer group, but include a broad range of companies based outside of Korea but with significant operations in Korea. Attributed costs of the personal benefits for the named executive officers are set forth in the Summary Compensation Table below. Consistent with the industry practice of hiring key expatriate executives and relocating such executives to a foreign country, like Korea, the provision of expatriate benefits to key expatriate executives allows us to retain key personnel on expatriate assignments and minimize any financial impacts associated with such assignments.

Mr. YJ Kim and Mr. T. Kim were expatriates during 2025 and received expatriate benefits commensurate with market practice in Korea. The Compensation Committee determined the appropriate benefits for each expatriate in accordance with internal policies approved by our Board from time to time, which generally included housing allowances, relocation and repatriation allowances, insurance premiums (including, in addition to health and welfare benefits described above, group personal accident and business travel insurance), reimbursement for the use of a car, home leave flights, tax equalization payments and tax advisory services.

Employment Agreements and Post-Employment Severance Benefits

Each of our named executive officers is or was a party to an employment agreement or executive service agreement that, except in the case of our Interim Chief Executive Officer, provides for certain payments upon termination of the executive’s employment and/or a change in control of the Company and that is intended to align the interests of the executive and stockholders if a transaction were to occur. Please see the section below entitled “Potential Payments Upon Termination or Change in Control” for further discussion of those benefits. We believe that the use of severance arrangements appropriately mitigates some of the risk that exists for executives working in our highly competitive industry and allows the executives to focus on our business objectives.

Pursuant to the Employee Retirement Benefit Security Act, certain executive officers residing in Korea with one or more years of service are entitled to severance benefits upon the termination of their employment for any reason. For purposes of this section, we call this benefit “statutory severance.” The base statutory severance is approximately one month of base salary per year of service. Each of our named executive officers accrued statutory severance in 2025.

Compensation Recovery Policy

In November 2023, the Company adopted a new Compensation Recovery Policy in accordance with the NYSE listing rules. The Compensation Recovery Policy applies to all incentive-based compensation, which is any compensation provided, directly or indirectly, by the Company that is granted, earned or vested based, in whole or in part, upon the attainment of financial reporting measures, received by executive officers, including our named executive officers.

The Compensation Recovery Policy applies in the case of a financial restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required restatement to correct an error in previously-issued financial statements that is material to the previously-issued financial statements or what would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The Compensation Recovery Policy provides that promptly following such a financial restatement, the Company will determine the amount of the erroneously awarded compensation, which is the excess of the amount of incentive-based compensation received by current and former executive officers during the three completed fiscal years immediately preceding the required restatement date over the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts, computed without regard to any taxes paid. The Compensation Recovery Policy also provides for discretionary recovery of erroneously-earned incentive-based compensation from all other employees, as well as discretionary recovery from executive officers and other employees of all incentive-based compensation and (in the case of intentional or willful misconduct) any other equity-based compensation in the event such executive officer’s or other employee’s act or omission contributed to the circumstances of such financial restatement. The Compensation Committee is responsible for determining the method to recover erroneously awarded compensation.

Anti-Hedging and Pledging Policy

The Company has adopted the Securities Trading Policy, which applies to all of the directors, officers and employees of the Company, to describe the standards concerning the handling of non-public information relating to the Company and the buying and selling of securities of the Company. The policy prohibits engaging in pledging, short sales and buying or selling puts, calls, options or other derivatives in respect of securities of the Company. The policy also strongly discourages speculative hedging transactions where even long-term hedging transactions that are designed to protect an individual’s investment in Company securities (i.e., the hedge must be for at least twelve (12) months and relate to stock or options held by the individual) are only permitted after being pre-cleared with the Chairman of the Board and the Company’s General Counsel.

Equity Award Grant Policy

The Company has adopted an Equity Award Grant Policy. The policy provides that equity awards made in connection with the hiring of a new employee or the promotion of an existing employee will generally be made on a bi-monthly basis, and that, unless the Board, the Compensation Committee, or its delegate determines otherwise, will be effective on the earlier of the 1st or the 15th day of the month during which such grant is approved, or the month immediately following the date on which such grant is approved, as appropriate. In addition, new hire grants will generally become effective at least fourteen days after the date on which an employee’s employment begins. Annual and other equity awards to continuing employees, if made, will generally be made at a meeting of the Board or the Compensation Committee, or its delegate established in advance, and will generally become effective on the earlier of the 1st or the 15th day of the month during which such grant is approved, or of the month immediately following the date on which such grant is approved, as appropriate.

Equity awards denominated in a number of shares will be priced in accordance with the terms of the Company’s Amended and Restated 2020 Equity and Incentive Compensation Plan. If a grant of restricted stock or RSUs is denominated in dollars, the number of shares of restricted stock or RSUs subject to such grant will be calculated by dividing the dollar value of the approved award by the volume-weighted average closing market price on the NYSE (or such other market on which the Company’s stock is then principally listed) of one share of the Company’s stock over the trailing 30-day period ending on the last day immediately prior to the grant date.

Equity Grant Timing

During 2025, our Board and Compensation Committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2025, we did not grant stock options to any of our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-K, 10-Q or 8-K that discloses material nonpublic information.

Stock Ownership Guidelines

The Company maintains a Stock Ownership Policy (the “Stock Ownership Policy”) that is applicable to our non-employee directors and executive officers. The Stock Ownership Policy requires that:

•
The Chairman of the Board hold equity in the Company with a value equal to the lesser of (i) three times his or her then current annual Board and Chairman cash retainer and (ii) three times his or her initial annual Board and Chairman cash retainer paid at the time he or she became subject to the Stock Ownership Policy as the Chairman of the Board;
•
Non-employee directors hold equity in the Company with a value equal to the lesser of (i) three times the non-employee director’s annual Board cash retainer and (ii) three times his or her initial annual Board cash retainer paid at the time he or she became subject to the Stock Ownership Policy as a director of the Company;
•
The Chief Executive Officer owns equity in the Company equal to the lesser of (i) five times his or her then current annual base salary and (ii) five times his or her annual base salary paid at the time he or she became subject to the Stock Ownership Policy as the Chief Executive Officer of the Company; and
•
All other covered executives own equity in the Company equal to the lesser of (i) two times his or her annual base salary and (ii) two times his or her annual base salary as of the date such individual’s entered into their role that made them subject to the Stock Ownership Policy.

Under the Stock Ownership Policy, shares of our Common Stock directly owned by covered executives and directors, vested but not settled RSUs, 50% of any vested unexercised options, shares owned jointly with a spouse and shares of our Common Stock held in a trust established by a covered executive or director for the benefit of the such covered executive or director and/or family members will all count towards satisfying the minimum equity ownership requirement of the Stock Ownership Policy.

The Stock Ownership Policy provides that an individual subject to the policy is required to be in compliance with the minimum equity ownership requirement by the later of the five-year anniversary of the implementation date of the Stock Ownership Policy and the five-year anniversary of such individual’s entrance into their role that made them subject to the Stock Ownership Policy. All applicable non-employee directors and executive officers of the Company met the ownership guidelines based on the trailing 90-day average stock price as of December 31, 2025.

In addition to equity award grants received from the Company, our non-employee directors and executive officers have from time to time purchased shares of the Company’s Common Stock in the open market, exhibiting their intent to be better aligned with the interests of our shareholders. The following table shows the purchases of shares of the Company’s Common Stock by our non-employee directors and named executive officers in 2025:

Name	Total Number of Shares Purchased
Ilbok Lee (1)	20,000
Gilbert Nathan (2)	20,000
Camillo Martino (3)	50,000
Shinyoung Park (4)	10,000

(1)
Dr. Lee purchased 20,000 shares on March 14, 2025.
(2)
Mr. Nathan purchased 20,000 shares on March 13, 2025.
(3)
Mr. Martino purchased 20,000 shares on March 13, 2025 and 30,000 shares on August 22, 2025.
(4)
Ms. Park purchased 10,000 shares on August 25, 2025.

Accounting Considerations

The Compensation Committee considers the accounting impact of equity awards when designing compensation plans and arrangements for our executive officers and other employees. Chief among these is Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), the standard which governs the accounting treatment of stock-based compensation awards. However, accounting cost is just one factor considered when designing such compensation plans and arrangements for our executive officers and other employees.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis as set forth above under “Compensation Discussion and Analysis” with our management and, based on such review and discussion, has recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The foregoing report was submitted by the Compensation Committee and shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act and shall not be incorporated by reference in any of our other filings under the Securities Act or Exchange Act except to the extent we specifically incorporate this report therein.

Members of the Compensation Committee:

Kyo-Hwa (Liz) Chung, Chair

Cristiano Amoruso

Gilbert Nathan

Summary Compensation Table

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Option Awards ($)	Stock Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($)		Total ($)
Camillo Martino (5)	2025	347,085	—	—	551,100	—	—	32,000	(6)	930,185
Chairman and Interim Chief Executive Officer
Young-Joon Kim	2025	302,024	—	—	1,779,033	—	8,053	1,420,869	(7)	3,509,979
Former Chief Executive	2024	561,700	—	—	2,012,000	—	92,913	407,682		3,074,295
Officer	2023	502,819	1,011	—	3,885,901	—	35,335	1,486,477		5,911,543
Shinyoung Park	2025	329,958	—	—	795,709	—	36,502	25,171	(8)	1,187,340
Chief Financial Officer	2024	344,202	—	—	754,500	—	59,426	20,628		1,178,756
	2023	284,497	1,011	—	860,636	—	23,313	58,541		1,227,998
Seunghoon Lee (9)	2025	229,291	—	—	180,195	—	8,945	14,396	(10)	432,827
Chief of Manufacturing and Chief Safety Officer
Theodore Kim	2025	281,693	—	—	—	—	17,177	466,316	(11)	765,186
Former Chief	2024	351,000	—	—	754,500	—	56,994	198,726		1,361,220
Compliance Officer, Executive Vice President, General Counsel and Secretary	2023	349,118	1,011	—	1,356,811	—	22,238	532,438		2,261,616

Note: A monthly average exchange rate was used to convert amounts in the above table that were originally paid in Korean won.

(1)
The discrepancy between the amounts in the above table and the contractually agreed amounts for each named executive officer is attributable to fluctuations in the exchange rate. In addition, the former CEO’s annual base salary was subject to a 20% reduction as of April 1, 2025, and the CFO’s annual base salary was increased from $350,000 to $360,000 as of April 1, 2025, while a 10% reduction was applied at the same time. Mr. Lee’s annual base salary was subject to a 5% reduction as of October 1, 2025.
(2)
No annual cash bonus was granted to any of our named executive officers in 2025.
(3)
The amount reported represents the aggregate grant date fair value of RSUs, Financial PSUs and Stock Price PSUs granted to our named executive officers in 2025, determined in accordance with FASB ASC 718. Such grant date fair value does not take into account any estimated forfeitures. The amount reported in this column reflects the accounting cost for these RSUs, Financial PSUs and Stock Price PSUs and does not correspond to the actual economic value that may be received by the applicable NEO upon the vesting/settlement of the awards or any sale of the underlying shares of Common Stock. In the case of Mr. Martino, he received a grant of RSUs in his capacity as Interim CEO, and did not receive any equity award in 2025 in connection with his services as a non-employee director. Financial PSUs and Stock Price PSUs are reported based on the performance level associated with a 100% vesting. Assuming the maximum level of performance is achieved, the aggregate grant date fair value of the 2025 Financial PSUs and 2025 Stock Price PSUs would be approximately $1,186,022 for Mr. Young-Joon Kim (“YJ Kim”), $397,851 for Ms. Park, and $90,098 for Mr. Lee. Vesting percentage for the 2023 TSR PSUs and 2025 Financial PSUs was determined by the Compensation Committee on February 25, 2026, and as a result of actual performance over the performance period, these awards were forfeited in their entirety. See the section subtitled “Compensation Discussion and Analysis—Long-Term Equity Incentives” for further information.
(4)
Consists of statutory severance accrued for the years ended December 31, 2025. However, in the case of Mr. YJ Kim and Mr. Theodore Kim (“T. Kim”), the value up to the separation date in 2025 is reflected. That is, the value for Mr. YJ Kim is reflected up to August 11, 2025, and the value for Mr. T. Kim is reflected up to October 21, 2025. See the section below subtitled “Pension Benefits for the Fiscal Year Ended December 31, 2025” for a description of the statutory severance benefit.

(5)
Mr. Martino’s 2025 salary represents (i) $138,750 received for his service as a non-employee director prior to becoming Interim CEO and (ii) $208,335 received in connection with his service as Interim CEO thereafter. Mr. Martino was not a named executive officer in 2023 or 2024.
(6)
Prior to his appointment as Interim CEO, Mr. Martino, acting in his capacity as the Chairman of the Board, received additional service fees for his visits to the Korean operating subsidiary of the Company for meetings and full-day working sessions outside of regular in-person Board meetings. These fees, which consist of per visit Board services fees ($20,000) and per diem Board services fees ($12,000), were paid pursuant to the Company’s Non-Employee Director Compensation Policy and authorized by a resolution of the Board.
(7)
Consists of the following personal benefits paid to Mr. Young-Joon Kim for 2025: (a) $139,197 for Mr. YJ Kim’s housing lease; (b) $3,744 for reimbursement of tuition expenses for Mr. YJ Kim’s child; (c) $79,661 for health insurance premiums; (d) $6,903 for accident insurance and business travel insurance premiums; (e) $26,952 for annual cash special allowance (the amount reported in this table differs from the $27,000 contractual annual cash special allowance due to fluctuation in the exchange rate between U.S. dollars and Korean won during the year); (f) $10,859 for car and driver expense (including personal use of a car service provided by the Company); (g) $42,858 for tax consulting expense; (h) $17,706 for living expense; (i) $197 for meal allowance; (j) -$124,456 of reimbursement (payable by Mr. YJ Kim to the Company) of the difference between the actual U.S. tax Mr. YJ Kim paid (taking into account the use of foreign tax credit carryover) and the applicable hypothetical tax calculated for fiscal year 2025; (k) $70,363 for reimbursement of Korean taxes paid in fiscal year 2024; (l) $1,120,200 for severance payments pursuant to the YJ Kim’s separation agreement dated as of August 11, 2025; (m) $24,702 for moving expense; (n) $1,039 for fitness allowance; and (o) $944 for commuting allowance, patent filing allowance, welfare points and similar benefits.
(8)
Consists of the following personal benefits paid to Ms. Park for 2025: (a) $17,628 for health insurance premiums; (b) $2,900 for personal use of a car service provided by the Company; (c) $1,039 for annual health examination for spouse; (d) $1,039 for fitness allowance; (e) $405 for meal allowance; and (f) $2,160 for medical expense support, commuting allowance, welfare points and similar benefits.
(9)
Mr. Lee was not a named executive officer in 2023 or 2024.
(10)
Consists of the following personal benefits paid to Mr. Lee for 2025: (a) $7,409 for health insurance premiums; (b) $3,816 for personal use of a car service provided by the Company; (c) $1,242 for annual health examination for spouse; (d) $1,071 for fitness allowance; and (e) $858 for medical expense support, welfare points and similar benefits.
(11)
Consists of the following personal benefits paid to Mr. T. Kim for 2025: (a) $81,457 for housing lease; (b) $23,304 for home leave flights; (c) $58,526 for health insurance premiums; (d) $1,682 for accident insurance and business travel insurance premiums; (e) $7,735 for reimbursement of tuition expense for Mr. T. Kim’s child; (f) $3,000 for car expense (including personal use of a car service provided by the Company); (g) $26,741 for tax consulting expense; (h) $7,979 for living expense; (i) $363 for meal allowance; (j) -$137,066 of reimbursement (payable by Mr. T. Kim to the Company) of the difference between the actual U.S. tax Mr. T. Kim paid (taking into account the use of foreign tax credit carryover) and the applicable hypothetical tax calculated for fiscal year 2024; (k) $37,223 for reimbursement of Korean taxes paid in fiscal year 2024; (l) $350,000 for the severance payments pursuant to the T. Kim’s separation agreement dated September 9, 2025; (m) $2,129 for fitness allowance; (n) $1,078 for annual health examination for spouse; and (o) $2,165 for medical expense support, commuting allowance, welfare points and similar benefits.

Grants of Plan-Based Awards Table for Fiscal Year 2025

The following table sets forth information regarding grants of plan-based awards made to our named executive officers during 2025. The vesting schedule applicable to each award is set forth in the “Outstanding Equity Awards as of Fiscal Year End 2025” table. See the section subtitled “Compensation Discussion and Analysis—Long-Term Equity Incentives” for further information regarding grants made to our named executive officers during 2025.

			Estimated Future Payouts Under Equity Incentive Plan Awards (#)		All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date		Threshold	Target	(#)(1)	($)(2)
Camillo Martino	7/1/2025		—	—	53,247	216,715
	10/1/2025		—	—	105,484	334,384
Young-Joon Kim	6/1/2025		—	—	164,269	593,011
	6/1/2025	(3)	82,135	164,269	—	593,011
	6/1/2025	(4)	—	164,269	—	593,011
Shinyoung Park	6/1/2025		—	—	110,210	397,858
	6/1/2025	(3)	27,552	55,104	—	198,925
	6/1/2025	(4)	—	55,104	—	198,925
Seunghoon Lee	8/15/2025		—	—	30,750	90,098
	8/15/2025	(3)	7,688	15,375	—	45,049
	8/15/2025	(4)	—	15,375	—	45,049

(1)
Represents the RSUs granted during fiscal year 2025 to our named executive officers. Further information on the RSU awards can be found in the “Compensation Discussion & Analysis” section above.
(2)
Represents the grant date fair value of each equity-based award as determined in accordance with FASB ASC 718. For the performance-based equity awards, the amounts are reported at the target performance level based on the probable outcome of the applicable performance conditions.
(3)
Represents the Financial PSUs granted during fiscal year 2025 to our named executive officers. The Compensation Committee is required to certify the actual amount earned for each performance goal for the performance period, within 60 days following the end of the performance period. Upon such determination, the 2025 Financial PSU award corresponding to the payout percentage vests, subject to the satisfaction of continuous service through the applicable performance period (“Continued Service Condition”). For these Financial PSUs, target performance represents the maximum number of shares that may be earned, and accordingly, there is no opportunity for payout above target. Further information on the Financial PSUs can be found in the “Compensation Discussion & Analysis” section above.
(4)
Represents the Stock Price PSUs granted during fiscal year 2025 to our named executive officers. Vesting of the Stock Price PSUs granted with a three-year performance period ending January 31, 2028 will be based on the Company’s stock price performance as measured by the trailing 30-calendar day VWAP ending on and including January 31, 2028, subject to the satisfaction of the Continued Service Condition, with a vesting percentage of 100% based on stock price (to be equal to or greater than $14.14) achievement. The Stock Price PSUs do not provide for a threshold or maximum payout level, and the number of shares that may be earned is fixed at the target amount subject to the stock price achievement. Further information on the Stock Price PSUs can be found in the “Compensation Discussion & Analysis” section above.

Outstanding Equity Awards at Fiscal Year End 2025

The following table sets forth all outstanding equity awards held by our named executive officers as of December 31, 2025. Please see the section below entitled “Potential Payments Upon Termination or Change in Control” for information regarding the impact of certain employment termination scenarios on outstanding equity awards.

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date
Camillo Martino	8/8/2016	37,904	—	7.39	8/8/2026
	7/12/2017	11,833	—	10.35	7/12/2027
Young-Joon Kim	3/11/2016	45,305	—	5.53	3/11/2026
Shin Young Park	3/11/2016	1,500	—	5.53	3/11/2026
Seunghoon Lee	3/11/2016	21,970	—	5.53	3/11/2026
Theodore Kim	3/11/2016	25,870	—	5.53	3/11/2026

	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Camillo Martino	07/01/2025	53,247	(4)	135,780	—		—
	10/01/2025	105,484	(4)	268,984	—		—
Young-Joon Kim	02/16/2023	—		—	57,092	(7)(9)	145,585
	06/01/2024	—		—	267,000	(9)	680,850
	06/01/2025	—		—	328,538	(8)(9)	837,772
Shin Young Park	02/16/2023	—		—	11,257	(7)	28,705
	06/01/2024	25,000	(5)	63,750	75,000		191,250
	06/01/2025	73,474	(6)	187,359	110,208	(8)	281,030
Seunghoon Lee	03/23/2023	—		—	5,250	(7)	13,388
	06/01/2024	10,000	(5)	25,500	16,000		40,800
	08/15/2025	20,500	(6)	52,275	30,750	(8)	78,413
Theodore Kim	02/16/2023	—		—	12,195	(7)(10)	31,097
	06/01/2024	—		—	75,000	(10)	191,250

(1)
Represents the market value of RSUs based on our closing per share price of $2.55 on December 31, 2025, the last trading day of 2025.
(2)
Represents unvested Financial PSUs granted on June 1, 2024 for Mr. Lee, June 1, 2025 for Ms. Park and Mr. YJ Kim, and August 15, 2025 for Mr. Lee, unvested TSR PSUs granted on February 16, 2023 for Ms. Park, Mr. YJ Kim and Mr. T. Kim, and March 23, 2023 for Mr. Lee, unvested Stock Price PSUs granted on June 1, 2024 for Ms. Park, Mr. Lee, Mr. YJ Kim, and Mr. T. Kim, June 1, 2025 for Ms. Park and Mr. YJ Kim, and August 15, 2025 for Mr. Lee at target performance level (i.e., at the performance level associated with a 100% vesting in the case of Stock Price PSUs). The TSR PSUs, which were granted in 2023, vest based on achievement of the TSR performance goal over the 2023-2025 performance period. The Stock Price PSUs, which were granted in 2024 and 2025, vest based on achievement of the Company’s stock price performance as measured by the trailing 30-calendar day VWAP ending on and including January 31 of the third year following the grant year. The Stock Price PSUs granted in 2024 are eligible to vest at up to 200% of target based on the VWAP result as of January 31, 2027, while the Stock Price PSUs granted in 2025 do not have a threshold or maximum and are eligible to vest only at 100% of target based on the VWAP result as of January 31, 2028.

(3)
Represents the market value of Financial PSUs, TSR PSUs and Stock Price PSUs at target performance level (i.e., at the performance level associated with a 100% vesting) based on our closing per share price of $2.55 on December 31, 2025, the last trading day of 2025.
(4)
RSUs vest on the initial vesting date which is the earlier of (i) the first anniversary of the date of grant and (ii) the meeting date of the Company's next succeeding Annual Meeting of Stockholders; provided, however, that for RSUs granted on October 1, 2025, vesting shall occur on August 11, 2026.
(5)
RSUs vest over three years in three equal annual installments, subject to executive’s continued employment through each applicable vesting date. Represents the third installment, scheduled to vest on December 31, 2026.
(6)
RSUs vest over three years in three equal annual installments, subject to executive’s continued employment through each applicable vesting date. Represents the second and third installments, scheduled to vest on December 31, 2026 and December 31, 2027, respectively.
(7)
On February 25, 2026, the Compensation Committee determined the vesting percentage of the 2023 TSR PSUs to be 0%, as the threshold performance metric for the performance period was not achieved. Accordingly, this award was forfeited in its entirety. See “Compensation Discussion and Analysis—Long-term Equity Incentives” for additional details.
(8)
On February 25, 2026, the Compensation Committee determined the vesting percentage of the 2025 Financial PSUs to be 0%, as the threshold performance metric for the performance period was not achieved. Accordingly, this award was forfeited in its entirety. See “Compensation Discussion and Analysis—Long-term Equity Incentives” for additional details.
(9)
The number of shares payable upon achievement of the performance goals is subject to further proration based on Mr. YJ Kim’s service through his termination date. Accordingly, even at 100% vesting, the maximum number of shares payable is 49,163, 133,500, and 59,321 for the 2023, 2024, and 2025 grants, respectively.
(10)
The number of shares payable upon achievement of the performance goals is subject to further proration based on Mr. T. Kim’s service through his termination date. Accordingly, even at 100% vesting, the maximum number of shares payable is 11,179 and 41,667 for the 2023 and 2024 grants, respectively.

Option Exercises and Stock Vested

The following table shows information regarding the vesting of stock awards held by our named executive officers in 2025. None of our named executive officers exercised stock options during 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)(3)	Value Realized on Vesting ($)(2)(3)
Camillo Martino	41,165	158,074
Young-Joon Kim	87,188	233,664
Shinyoung Park	74,244	189,322
Seunghoon Lee	40,084	116,144
Theodore Kim	38,568	116,475

(1)
Represents the sum of (i) RSUs that vested on June 15, 2025 for Mr. Martino, August 11, 2025 for Mr. YJ Kim, December 31, 2025 for Ms. Park and Mr. Lee, and October 21 for Mr. T. Kim; and (ii) Financial PSUs that vested on March 1, 2025 and December 31, 2025 for Mr. Lee.
(2)
Represents the sum of the value of vested RSUs as of the vesting date, based on our closing per share price on the vesting date.

(3)
The share numbers and values set forth in these two columns do not take into account the shares that were withheld from the named executive officers to pay applicable withholding taxes. The below table shows the number of shares, with their values calculated as of the vesting date, that were withheld by the Company in order to pay applicable withholding taxes on behalf of our named executive officers:

	Stock Awards
Name	Number of Shares Withheld (#)	Value of Shares Withheld ($)
Camillo Martino	—	—
Young-Joon Kim	30,518	81,788
Shinyoung Park	36,332	92,647
Seunghoon Lee	18,928	54,587
Theodore Kim	13,500	40,770

Pension Benefits for the Fiscal Year Ended December 31, 2025

In addition to the severance benefits described above, pursuant to the Employee Retirement Benefit Security Act of Korea, certain executive officers residing in Korea with one or more years of service are entitled to severance benefits upon the termination of their employment for any reason. The base statutory severance accrues at the rate of approximately one month of base salary per year of service and is calculated on a monthly basis based upon the executive’s salary for the prior three-month period. Accordingly, if the named executive officer’s employment with the Company terminated on the last day of our fiscal year ended December 31, 2025, they would have been entitled to the statutory severance payments described below. The accumulated amounts under the statutory severance scheme are paid in a lump sum upon the executive’s separation. Assuming no change in the applicable law, each of these executives will continue to accrue additional statutory severance benefits at the rate described above until his or her service with us terminates.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During the Last Fiscal Year($)
Camillo Martino	Statutory Severance	—	—	—
Young-Joon Kim	Statutory Severance	—	—	575,658
Shinyoung Park	Statutory Severance	7	212,210	—
Seunghoon Lee	Statutory Severance	19	364,137	—
Theodore Kim	Statutory Severance	—	—	341,744

(1)
The value reported in this column represents the accumulated amount of the benefit for each executive based on the formula described above of one month of base salary per year of credited service.

Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plans for our named executive officers.

Potential Payments Upon Termination or Change in Control

Our named executive officers (except Mr. Martino) are or were each party to an employment agreement that provides for post- employment or change in control benefits. The terms “Cause”, “Good Reason”, “Disability”, “Change in Control”, and “CIC Qualified Termination” used below have the meanings given to them in the applicable agreement(s), while generally corresponding to these descriptions:

"Cause" for terminating an executive's employment generally refers to material misconduct or wrongful act or omission on the executive’s part, including criminal convictions, fraud, embezzlement or misappropriation of funds, breach of fiduciary duty, refusal to fulfill its duties and responsibilities, material policy violations, material contract breaches, substance abuse affecting work, or gross negligence.

"Good Reason" for an executive to resign or terminate their engagement generally refers to specific actions taken by the company without the executive's consent and not cured within a specified period, including: a diminution in the executive's salary or target annual bonus opportunity, the company's material breach of any material agreement with the executive, or relocation of the executive's primary work location by a significant distance from their current location that substantially increases their commute.

“Disability” shall mean a finding by the Company of the executive’s incapacitation through any illness, injury, accident or condition of either a physical or psychological nature that has resulted in his inability to perform the essential functions of the executive’s position, even with reasonable accommodations, for one hundred eighty (180) calendar days during any period of three hundred sixty-five (365) consecutive calendar days, and such incapacity is expected to continue.

"Change in Control" generally refers to significant changes in company ownership or control, including: (1) when a person or entity acquires more than 50% of the company's voting power or fair market value of securities (with certain exceptions), (2) a transaction resulting in stockholders losing direct or indirect beneficial ownership of more than 50% of the voting power, or (3) the company's complete liquidation or dissolution after stockholder approval. The definition typically excludes acquisitions by existing major shareholders, internal reorganizations, and transactions where the majority of the board remains composed of incumbent directors.

"CIC Qualified Termination" shall mean a termination of the executive's employment either (i) by the Company without Cause or (ii) by the executive's resignation with Good Reason, in each case, occurring either (x) during a period of time when the Company is party to a definitive corporate transaction agreement, the consummation of which would result in a Change in Control or (y) within eighteen (18) months following a Change in Control.

“Non-CIC Qualified Termination” shall mean a termination of the executive’s employment either (i) by the Company without Cause or (ii) by the executive for Good Reason, in each case, occurring outside of either (x) the period of time when the Company is party to a definitive corporate transaction agreement, the consummation of which would result in a Change in Control or (y) the eighteen (18) month period following a Change in Control.

Interim CEO Agreement

In September 2025, the Company entered into a Consulting Agreement (the “Martino Consulting Agreement”) with Mr. Martino which set forth the principal terms and conditions of his service as Interim Chief Executive Officer (“Interim CEO”), and an Executive Service Agreement (the “Martino Executive Agreement”) with the Company’s Korean operating subsidiary in connection with his additional responsibilities therein as its representative director (the Martino Consulting Agreement and the Martino Executive Agreement are collectively referred to as the “Interim CEO Agreement”).

As an interim executive, Mr. Martino is not eligible for the Company's standard severance arrangements or change in control benefits applicable to other named executive officers. His potential payments upon termination are limited to those specified in his Interim CEO Agreement, which includes:

•
Any accrued but unpaid service fees and reimbursements through the date of termination;
•
(In case of immediate termination by the Board without prior notice) An amount equal to the fees that would have accrued during the thirty (30) day notice period; and
•
Subject to Mr. Martino's continued service to the Company through the consummation of a Change in Control (as defined in the Plan), any unvested equity awards will be subject to accelerated vesting and become fully vested upon the consummation of a Change in Control.

Executive Service Agreements – Ms. Shinyoung Park and Mr. Seunghoon Lee

In February of 2022, the Company entered into an executive service agreement with Ms. Shinyoung Park that superseded her prior offer letter. In October of 2018, the Company entered into similar arrangements with Mr. Seunghoon Lee (the “SH Lee Agreement”) that replaced their prior severance agreements and offer letters.

On April 28, 2025, the Company entered into an amended and restated executive service agreement (the “CFO Agreement”) with Ms. Park in order to increase her annual base salary and to augment her severance payment upon termination in connection with a change in control of the Company.

The CFO Agreement provides that the Ms. Park will be entitled to severance payments and benefits upon certain qualifying termination of her employment with the Company. In the event that Ms. Park incurs a Non-CIC Qualified Termination, she will be entitled to (i) 12 months of continued base salary (as then in effect or in effect prior to any diminution constituting “good reason”) (the “CFO Salary Payment”), (ii) a pro rata bonus based on actual performance (if such termination occurs after June 30 of the year of termination) (together with the CFO Salary Payment, the “CFO Severance Payment”), and (iii) vesting of all equity awards in accordance with the terms of our equity plan and the applicable award agreements.

In the event that Ms. Park incurs a CIC Qualified Termination, then Ms. Park will be entitled to the severance payments described above, provided that the CFO Severance Payment instead will equal one and one-half times her base salary (as then in effect or in effect prior to any diminution implicating “good reason”); and provided further, that if the date of termination occurs after June 30 of the calendar year in which the date of termination occurs, Ms. Park will also receive an amount equal to an additional month of base salary for each month that has passed since July 1 through the date of termination (rounding up for any partial months), which will be payable in a lump sum on the sixtieth (60th) day following the date of termination. Further, Ms. Park will vest in all equity grants in accordance with the terms of our equity plan and the applicable award agreements.

The SH Lee Agreement also provides that the Mr. Lee will be entitled to severance payments and benefits upon certain qualifying terminations of his employment with the Company. In the event that Mr. Lee incurs a Non-CIC Qualified Termination, he will be entitled to (i) 12 months of continued base salary (as then in effect or in effect prior to any diminution constituting “good reason”) (the “Lee Salary Payment”), (ii) a pro rata bonus based on actual performance (if such termination occurs after June 30 of the year of termination) (together with the Lee Salary Payment, the “Lee Severance Payment”), and (iii) vesting of all equity awards in accordance with the terms of our equity plan and the applicable award agreements.

In the event that Mr. Lee incurs a CIC Qualified Termination, then Mr. Lee will be entitled to the severance payments described above, provided that the Lee Severance Payment instead will equal one times Mr. Lee’s base salary (as then in effect or in effect prior to any diminution implicating “good reason”); and provided further, that if the date of termination occurs after June 30 of the calendar year in which the date of termination occurs, Mr. Lee will also receive an amount equal to an additional month of base salary for each month that has passed since July 1 through the date of termination (rounding up for any partial months), which will be payable in a lump sum on the sixtieth (60th) day following the date of termination. Further, the applicable executive will vest in all equity grants in accordance with the terms of our equity plan and the applicable award agreements.

In addition to the foregoing, certain equity awards held by our named executive officers contain additional terms and conditions relating to terminations or a change in control event.

For the Time-Based RSUs, the following terms apply:

•
Upon an involuntary termination of the executive by the Company without Cause or a resignation by the executive for Good Reason, in each case not in connection with a CIC Qualified Termination and prior to settlement of the award, the executive will remain eligible to vest with respect to a pro rata portion of the next tranche of the Time-Based RSUs scheduled to vest; and
•
If the executive incurs a CIC Qualified Termination, all unvested Time-Based RSUs shall fully vest on the date of such termination.

For the Financial PSUs, the following terms apply:

•
Upon an involuntary termination of the executive by the Company without Cause or a resignation by the executive for Good Reason, in each case not in connection with a CIC Qualified Termination and prior to settlement of the award, the executive will remain eligible to vest in a pro rata portion of the Financial PSUs that are earned based on actual Company performance following the end of the performance period;
•
In the event of a Change in Control during the performance period, if a replacement award is provided, any Financial PSUs that are outstanding and unvested immediately prior to the Change in Control will remain outstanding and unvested, and the applicable performance conditions will be deemed achieved at target levels;
•
In the event of a Change in Control during the performance period, if a replacement award is not provided, any Financial PSUs that are outstanding and unvested immediately prior to the Change in Control will vest at target levels;
•
If a Change in Control occurs after the end of the performance period, any Financial PSUs that are outstanding and unvested immediately prior to the Change in Control will vest based on actual Company performance; and
•
If the executive incurs a CIC Qualified Termination, all Financial PSUs that remain outstanding and unvested shall fully vest on the date of such termination, and, in the event that the date of such CIC Qualified Termination occurs prior to the occurrence of any Change in Control, the Financial PSUs that remain outstanding and unvested shall vest at the target level of achievement; provided, however, if such CIC Qualified Termination occurs after the end of the Performance Period, then the aforesaid Financial PSUs shall vest based on actual Company performance.

For the TSR PSUs, the following terms apply:

•
Upon an involuntary termination by the Company without Cause or a resignation for Good Reason, in each case not in connection with a CIC Qualified Termination and prior to settlement of the award, the executive will remain eligible to vest in a pro rata portion of the TSR PSUs based on actual Company performance following the end of the performance period;
•
If a Change in Control occurs, the number of TSR PSUs that remain eligible to vest will be determined as of the date of the Change in Control. If a replacement award is provided, such TSR PSUs will remain outstanding and continue to vest based solely on the passage of time, subject to continued service. If a replacement award is not provided, such TSR PSUs will vest upon the Change in Control; and
•
If the executive incurs a CIC Qualified Termination, all TSR PSUs that remain outstanding and unvested will fully vest upon such termination; provided that, if such termination occurs prior to a Change in Control, vesting will be based on actual Company performance through the date of termination.

For the Stock Price PSUs, the following terms apply:

•
Upon an involuntary termination of the executive by the Company without Cause or a termination by the executive for Good Reason, in each case not in connection with a CIC Qualified Termination, the Stock Price PSUs will remain eligible to vest on a pro rata basis based on actual Company performance following the end of the performance period;
•
In the event of a Change in Control, the performance period will be truncated as of the Change in Control date, and vesting will be determined based on the applicable stock price achievement levels, with treatment depending on whether the awards are assumed, substituted or continued in the transaction (in which case performance is determined as of the Change in Control and any vested portion is converted into time-based awards that vest subject to continued service, with acceleration upon qualifying termination), or are not assumed, substituted or continued (in which case the awards are settled upon the Change in Control based on stock price performance conditions, subject to applicable minimum vesting thresholds); and

•
If the Participant incurs a CIC Qualified Termination, all Stock Price PSUs that remain outstanding and unvested shall vest on the date of such termination, provided that the number of Stock Price PSUs that vest shall be determined subject to satisfaction of the applicable performance goal measured as of the earlier of (i) the Change in Control date and (ii) the end of the original Performance Period (i.e., the third anniversary of the grant date).

The applicable executive’s rights to receive any “change in control” or other severance payments under the applicable agreements are subject to the applicable executive’s execution of a release of claims against the Company and his or her compliance with certain restrictive covenants.

The following tables present our estimate of the dollar value of the payments and benefits payable to our named executive officers upon the occurrence of certain terminations of their employment and upon a change in control, assuming that each such event occurred on December 31, 2025, and assuming a closing per share price of $2.55 on December 31, 2025, the last trading day of 2025. In addition, the disclosure in the following table does not include:

•
any accrued benefits that were earned and payable as of December 31, 2025; or
•
payments and benefits to the extent they are provided generally to all salaried employees and do not discriminate in scope, terms or operation in favor of the named executive officers.

Camillo Martino

	Cash Severance Payment ($)(1)	Value of Equity Award Acceleration ($)(2)	Continuation of Benefits and Perquisites ($)(3)	Total ($)
Termination By the Company Without Cause / By Executive for Good Reason	—	—	—	—
Termination By the Company Without Cause / By Executive for Good Reason, In Connection With a Change in Control	—	—	—	—
Termination By the Company for Cause / By Executive without Good Reason / Disability / Death	—	—	—	—
Change in Control (without termination of employment)	—	404,764	—	404,764

(1)
No Cash Severance Payment applicable.
(2)
Acceleration is not eligible for any reason or no reason, with or without cause, other than in the event of a Change in Control and subject to Mr. Martino's continued service through the Change in Control.
(3)
Mr. Martino is not eligible for a continuation of benefits pursuant to his Interim CEO Agreement.

Shinyoung Park

	Cash Severance Payment ($)(1)	Value of Equity Award Acceleration ($)(2)		Continuation of Benefits and Perquisites ($)	Total ($)
Termination By the Company Without Cause / By Executive for Good Reason	360,000	240,669	(3)	—	600,669
Termination By the Company Without Cause / By Executive for Good Reason, In Connection With a Change in Control	540,000	752,094	(4)	—	1,292,094
Termination By the Company for Cause / By Executive without Good Reason / Disability / Death	—	—		—	—
Change in Control (without termination of employment)	—	752,094	(5)	—	752,094

(1)
Represents cash severance payments payable pursuant to the CFO Agreement. See “Potential Payments Upon Termination or Change in Control” for additional information.
(2)
On February 25, 2026, the Compensation Committee determined that the vesting percentage of the 2023 TSR PSUs and 2025 Financial PSUs is 0%. Accordingly, the 2023 TSR PSUs and 2025 Financial PSUs were forfeited in their entirety. However, this column does not reflect such forfeiture because it occurred in February 2026.
(3)
Represents the value of Ms. Park’s outstanding RSUs and PSUs that remain eligible to vest as of December 31, 2025. More specifically, she would remain eligible to vest in her outstanding RSUs and PSUs in each category as follows: 100% of her 2023 TSR PSUs, one-third of her 2025 Financial PSUs, 64% of her 2024 Stock Price PSUs, and 31% of her 2025 Stock Price PSUs. This scenario assumes vesting at the target performance level for her 2023 TSR PSUs and 2025 Financial PSUs, and at the performance level associated with a 100% vesting of her 2024 and 2025 Stock Price PSUs; accordingly, the amounts presented are calculated based on such assumptions.
(4)
Represents the value of Ms. Park’s outstanding RSUs and PSUs that remain eligible to vest as of December 31, 2025. This scenario assumes vesting at the target performance level for her 2023 TSR PSUs and 2025 Financial PSUs, and at the performance level associated with a 100% vesting of her 2024 and 2025 Stock Price PSUs; here, all outstanding RSUs and PSUs vest based on achievement at 100% of target performance, and the amounts presented are calculated on that basis.
(5)
Assumes that the Compensation Committee exercised its discretion to fully accelerate all outstanding RSUs and PSUs that remain eligible to vest at the time of Change in Control (without termination of employment). Represents the value of accelerated vesting of outstanding RSUs, 2023 TSR PSUs, 2025 Financial PSUs, 2024 Stock Price PSUs and 2025 Stock Price PSUs (assuming the TSR PSUs and Financial PSUs vest at target performance level, and the Stock Price PSUs vest at the performance level associated with a 100% vesting).

Seunghoon Lee

	Cash Severance Payment ($)(1)	Value of Equity Award Acceleration ($)(2)		Continuation of Benefits and Perquisites ($)	Total ($)
Termination By the Company Without Cause / By Executive for Good Reason	232,137	53,099	(3)	—	285,236
Termination By the Company Without Cause / By Executive for Good Reason, In Connection With a Change in Control	232,137	210,375	(4)	—	442,512
Termination By the Company for Cause / By Executive without Good Reason / Disability / Death	—	—		—	—
Change in Control (without termination of employment)	—	210,375	(5)	—	210,375

(1)
Represents cash severance payments payable pursuant to the SH Lee Agreement. See “Potential Payments Upon Termination or Change in Control” for additional information.
(2)
On February 25, 2026, the Compensation Committee determined that the vesting percentage of the 2023 TSR PSUs and 2025 Financial PSUs is 0%. Accordingly, the 2023 TSR PSUs and 2025 Financial PSUs were forfeited in their entirety. However, this column does not reflect such forfeiture because it occurred in February 2026.
(3)
Represents the value of Mr. Lee’s outstanding RSUs and PSUs that remain eligible to vest as of December 31, 2025. More specifically, he would be eligible to vest in his outstanding RSUs and PSUs in each category as follows: 100% of his 2023 TSR PSUs, one-third of his 2025 Financial PSUs, 64% of his 2024 Stock Price PSUs, and 31% of his 2025 Stock Price PSUs. This scenario assumes vesting at the target performance level for his 2023 TSR PSUs and 2025 Financial PSUs, and at the performance level associated with a 100% vesting of his 2024 and 2025 Stock Price PSUs; accordingly, the amounts presented are calculated based on such assumptions.
(4)
Represents the value of Mr. Lee’s outstanding RSUs and PSUs that remain eligible to vest as of December 31, 2025. This scenario assumes vesting at the target performance level for his 2023 TSR PSUs, 2024 Financial PSUs and 2025 Financial PSUs, and at the performance level associated with 100% vesting for his 2024 and 2025 Stock Price PSUs; here, all outstanding RSUs and PSUs vest based on achievement at 100% of target performance, and the amounts presented are calculated on that basis.
(5)
Assumes that the Compensation Committee exercised its discretion to fully accelerate all outstanding RSUs and PSUs that remain eligible to vest at the time of Change in Control (without termination of employment). Represents the value of accelerated vesting of outstanding RSUs, 2023 TSR PSUs, 2024 Financial PSUs, 2025 Financial PSUs, 2024 Stock Price PSUs and 2025 Stock Price PSUs (assuming the TSR PSUs and Financial PSUs vest at target performance level, and the Stock Price PSUs vest at the performance level associated with a 100% vesting).

Severance Agreement of Young-Joon Kim

On August 11, 2025, Mr. Young-Joon Kim (“Mr. YJ Kim”) resigned from his position as Chief Executive Officer of the Company. Mr. YJ Kim also resigned as a member of the Board on August 8, 2025. Mr. YJ Kim further resigned from his position as Representative Director of MSK, the Korean operating subsidiary of the Company, and from all other positions with each direct and indirect subsidiary of the Company; provided, however, that Mr. Kim will remain as the liquidator of Magnachip Mixed-Signal, Ltd. (“MMS”), the Korean subsidiary that used to operate the Company’s display business, until its liquidation process is completed or until the Company otherwise determines that Mr. Kim will no longer serve as liquidator of MMS. In connection with Mr. YJ Kim’s resignation with the Company, Mr. YJ Kim and the Company entered into a separation agreement dated as of August 11, 2025 (the “YJ Kim’s Separation Agreement”), pursuant to which the Company agreed to the following: (i) the Company will pay Mr. YJ Kim a cash severance payment equal to twenty-four times his monthly base salary, payable ratably over a period of twenty-four months after the separation date (with the first payment being paid two months after the separation date and to equal two times the monthly base salary and the remaining monthly base salary payments due on the twenty-fifth day of each month for a period of twenty-two months), together with any annual bonus earned for calendar year 2025, which shall be prorated on a daily basis, and (ii) any outstanding unvested equity awards held by Mr. YJ Kim will be treated in accordance with the terms set forth in the Company’s applicable equity incentive plan and the applicable award agreements, solely for the purpose of this clause (ii), as if Mr. YJ Kim’s separation was deemed to be “termination without Cause” rather than “resignation without Good Reason” under the applicable equity incentive plan and such award agreements, and (iii) Mr. YJ Kim will be entitled to a temporary continuation of certain expatriate benefits beyond the separation date (collectively, the “YJ Kim’s Separation Benefits”). YJ Kim’s Separation Benefits are contingent on the execution and non-revocation of the release of claims in favor of the Company, MSK, or their respective affiliates, subsidiaries, representatives and other related parties, and Mr. YJ Kim’s compliance with all other terms of his confidentiality agreement and proprietary information and invention assignment agreement, the YJ Kim’s Separation Agreement (including compliance with non-competition, non-solicitation, non-disparagement and other restrictive covenants). The following table quantifies the value of the foregoing payments and benefits:

Young-Joon Kim - Termination By the Company “Without Cause”

Cash ($)		Equity ($)		Expatriate Benefits ($)
Cash Severance(1)	Statutory Severance	Value of RSUs(2)	Value of Stock Price PSUs(3)	Housing Support(4)	Insurance(5)	Repatriation Allowance(6)	all other expatriate assignment entitlements (7)	Total ($)
1,120,200	575,658	233,664	410,240	36,637	3,270	46,675	140,041	2,566,386

(1)
Represents a cash severance payment which is equal to twenty-four times his monthly base salary.
(2)
Represents the value of the shares underlying the RSUs held by Mr. YJ Kim, which were treated in accordance with the terms set forth in the YJ Kim’s Separation Agreement under which Mr. YJ Kim’s separation was deemed to be “termination without Cause” for purposes of the applicable equity incentive plans and award agreements, based on the Company’s stock price of $2.68 on the August 11, 2025 vesting and settlement date.
(3)
Represents the value of the shares underlying the Stock Price PSUs held by Mr. YJ Kim, pursuant to the terms set forth in the YJ Kim’s Separation Agreement under which Mr. YJ Kim’s separation was deemed to be a “termination without Cause” solely for purposes of the applicable equity incentive plans and award agreements. More specifically, he would remain eligible to vest in 50% of his 2024 Stock Price PSUs and 17% of his 2025 Stock Price PSUs based on actual performance. This calculation assumes vesting at the performance level associated with a 100% vesting of his 2024 and 2025 Stock Price PSUs, with a share price of $2.55; however, the award will actually vest and settle in February 2027 and February 2028, respectively. On February 25, 2026, the Compensation Committee determined the vesting percentage of the 2023 TSR PSUs and 2025 Financial PSUs is 0%. Accordingly, his remaining 2023 TSR PSUs and 2025 Financial PSUs were forfeited in their entirety.
(4)
Represents the value of housing support including monthly rent and interest for deposit for a period of 90 days from the resignation date, as well as separate coverage for utilities, management fees, and other related expenses incurred during such period.
(5)
Represents the value of life/accident/travel insurance coverage for a period of 90 days from the resignation date.
(6)
Represents the value of cash payment equal to the monthly base salary.
(7)
Represents the value of all other expatriate assignment entitlements including medical insurance coverage for a period of 12 months, transportation for a period of 90 days, and repatriation expenses. Separately, tax equalization and tax preparation/consulting services as required with respect to any and all compensation he receives from the Company (including the compensation and benefits he receives under this YJ Kim’s Separation Agreement) will be provided for the tax year(s) during which any portion of such compensation is paid and becomes taxable.

Severance Agreement of Theodore Kim

On September 9, 2025, Mr. Theodore Kim ("T. Kim") resigned from the position of Chief Compliance Officer effective October 21, 2025. In connection with the departure of Mr. T. Kim, the Company’s Chief Compliance Officer, General Counsel and Secretary, the Company, MSK and Mr. T. Kim entered into a separation agreement dated as of September 9, 2025 (the “T. Kim’s Separation Agreement”), pursuant to which Mr. T. Kim will resign all of his positions with the Company and each of the Company’s subsidiaries, including MSK, on September 9, 2025 and will end his employment with the Company and such subsidiaries effective at the end of October 21, 2025, and the Company has agreed to the following: (i) the Company will pay Mr. T. Kim a cash severance payment equal to twelve times his monthly base salary, payable ratably over a period of twelve months after the separation date (with the first payment being paid two months after the separation date), together with any annual bonus earned for calendar year 2025, which shall be prorated on a daily basis, (ii) any outstanding unvested equity awards held by Mr. T. Kim will be treated in accordance with the terms set forth in the Company’s applicable equity incentive plan and the applicable award agreements, solely for the purpose of this clause (ii), as if Mr. T. Kim’s separation was deemed to be “termination without Cause”, and (iii) Mr. T. Kim will be entitled to a temporary continuation of certain expatriate benefits beyond the separation date (collectively, the “T. Kim’s Separation Benefits”). The T. Kim’s Separation Benefits are contingent on the execution and non-revocation of the release of claims in favor of the Company, MSK, or their respective affiliates, subsidiaries, representatives and other related parties, and Mr. T. Kim’s compliance with all other terms of his confidentiality agreement and proprietary information and invention assignment agreement, the T. Kim’s Separation Agreement (including compliance with non-competition, non-solicitation, non-disparagement and other restrictive covenants). The following table quantifies the value of the foregoing payments and benefits:

Theodore Kim - Termination By the Company “Without Cause”

Cash ($)		Equity ($)		Expatriate Benefits ($)
Cash Severance(1)	Statutory Severance	Value of RSUs(2)	Value of Stock Price PSUs(3)	Housing Support(4)	Insurance(5)	Repatriation Allowance(6)	all other expatriate assignment entitlements (7)	Total ($)
350,000	341,744	116,475	106,251	29,344	32,933	29,167	24,533	1,030,447

(1)
Represents the sum of a cash severance payment in the amount of $350,000, which is equal to twelve times his monthly base salary.
(2)
Represents the value of the shares underlying the RSUs held by Mr. T. Kim, which were treated in accordance with the terms set forth in the T. Kim’s Separation Agreement under which Mr. T. Kim’s separation was deemed to be “termination without Cause” for purposes of the applicable equity incentive plans and award agreements, based on the Company’s stock price of $3.02 on the October 21, 2025 vesting and settlement date.
(3)
Represents the value of the shares underlying the Stock Price PSUs held by Mr. T. Kim, pursuant to the terms set forth in the T. Kim’s Separation Agreement under which treated Mr. T. Kim’s separation was deemed to be a “termination without Cause” for purposes of the applicable equity incentive plans and award agreements. More specifically, he would remain eligible to vest in 56% of his 2024 Stock Price PSUs based on actual performance. This calculation assumes vesting at the performance level associated with a 100% vesting of his 2024 Stock Price PSUs, with a share price of $2.55; however, the award will actually vest and settle in February 2027. On February 25, 2026, the Compensation Committee determined the vesting percentage of the 2023 TSR PSUs is 0%. Accordingly, his remaining 2023 TSR PSUs were forfeited in their entirety.
(4)
Represents the value of housing support including interest for deposit from the resignation date to February 28, 2026 as well as separate coverage for utilities, management fees, and other related expenses incurred through December 31, 2025 and shall discontinue thereafter.
(5)
Represents the value of medical insurance coverage for a period of 170 days and life/accident/travel insurance coverage for a period of 16 days from the resignation date.
(6)
Represents the value of cash payment equal to the monthly base salary.

(7)
Represents the value of all other expatriate assignment entitlements including transportation for a period of 90 days and repatriation expenses. Separately, tax equalization and tax preparation/consulting services as required with respect to any and all compensation he receives from the Company (including the compensation and benefits he receives under T. Kim’s Separation Agreement) will be provided for the tax year(s) during which any portion of such compensation is paid and becomes taxable.

CEO Pay Ratio

For the 2025 fiscal year, the ratio of the annual total compensation of Camillo Martino, our Chairman and Interim Chief Executive Officer (“CEO Compensation”), to the median of the annual total compensation of all of our employees other than our Chairman and Interim Chief Executive Officer (“Median Annual Compensation”) was 10.60 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions summarized below. In this summary, we refer to the employee who received such Median Annual Compensation as the “Median Employee.” For purposes of this disclosure, the date used to identify the Median Employee was December 31, 2025 (the “Determination Date”).

CEO Compensation for purposes of this disclosure represents the total compensation reported for Mr. Camillo Martino under “Summary Compensation Table”, which was $759,435 for the 2025 fiscal year. For purposes of this disclosure, Median Annual Compensation was $71,672, and was calculated by totaling for our Median Employee all applicable elements of compensation for the 2025 fiscal year in accordance with Item 402(c)(2)(x) of Regulation S-K.

To identify the Median Employee, we first determined our employee population as of the Determination Date. We had 711 employees, representing all full-time, part-time, seasonal and temporary employees of Magnachip and its consolidated subsidiaries as of the Determination Date, but excluding Mr. Camillo Martino, and, as permitted by applicable SEC rules, excluding (i) any independent contractors or “leased” workers and (ii) all of our employees located in China (14), Taiwan (5), Japan (2) and Germany (2). We then measured compensation for the period beginning on January 1, 2025 and ending on December 31, 2025 for these employees. This compensation measurement was calculated by totaling, for each employee, total cash compensation paid (including salary, wages, tips, cash bonuses and other cash compensation paid in 2025) as shown in our payroll and human resources records for 2025. A portion of our employee workforce (full-time and part-time) worked for less than the full fiscal year due to commencing employment after the beginning of the fiscal year. In determining the Median Employee, we annualized the compensation for such individuals.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025, regarding securities authorized for issuance under the Company’s compensation plans. The Company’s compensation plans include the 2020 Plan, the 2011 Plan, and the Purchase Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants or rights		(b) Weighted- average exercise price of outstanding options, warrants or rights		(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	3,773,870	(1)	$6.91	(1)	1,748,942	(2)
Equity compensation plans not approved by security holders	—		—		—
Total	3,773,870		—		1,748,942

(1)
Comprised of (i) stock options to purchase 402,627 shares of Common Stock under the 2011 Plan, at a weighted average exercise price of $6.91 per share, (ii) 3,045,078 shares of Common Stock subject to RSUs and PSUs under the 2011 Plan and 2020 Plan, which are calculated at maximum performance levels (or at the performance level associated with a 300% vesting in the case of Stock Price PSUs). There are no outstanding securities under the suspended Purchase Plan.
(2)
Excludes 1,163,880 shares of Common Stock that remain available as of December 31, 2025, for future issuance under the suspended Purchase Plan.

Equity Compensation Plan Summary

MagnaChip Semiconductor Corporation 2011 Equity Incentive Plan

In March 2011, our Board and our stockholders approved the MagnaChip Semiconductor Corporation 2011 Equity Incentive Plan (the “2011 Plan”). Following the approval of our 2020 Equity and Incentive Compensation Plan by stockholders at the 2020 Annual Meeting of Stockholders, no further awards are to be issued under the 2011 Plan.

In the event of a change in control as described in the 2011 Plan, the acquiring or successor entity may assume or continue all or any awards outstanding under the 2011 Plan or substitute substantially equivalent awards. Any awards which are not assumed or continued in connection with a change in control or are not exercised or settled prior to the change in control will terminate effective as of the time of the change in control. The Compensation Committee may provide for the acceleration of vesting of any or all outstanding awards upon such terms, and to such extent as it determines, except that the vesting of all awards held by members of our Board who are not employees will automatically be accelerated in full. The 2011 Plan also authorizes the Compensation Committee, in its discretion, and without the consent of any participant, to cancel each or any outstanding award denominated in shares upon a change in control in exchange for a payment to the participant with respect to each share subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of Common Stock in the change in control transaction over the exercise price per share, if any, under the award.

Magnachip Semiconductor Corporation 2020 Equity and Incentive Compensation Plan

On May 18, 2023, at the Annual Meeting of Stockholders, the Amended and Restated Magnachip Semiconductor Corporation 2020 Equity and Incentive Compensation Plan (the “2020 Plan”), was approved and adopted.

In the event of a change in control as described in the 2020 Plan, the Compensation Committee may provide in substitution for any or all outstanding awards under the 2020 Plan alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A. In addition, for each option or stock appreciation rights with an exercise price or base price, respectively, greater than the consideration offered in connection with any such transaction or event or change in control, the Compensation Committee may in its discretion elect to cancel such option or stock appreciation right without any payment to the person holding such awards.

MagnaChip Semiconductor Corporation 2011 Employee Stock Purchase Plan

In March 2010, our Board approved the MagnaChip Semiconductor Corporation 2011 Employee Stock Purchase Plan (the “Purchase Plan”). Our Board amended and restated the Purchase Plan in February 2011 to reflect that the Purchase Plan would become effective in 2011 upon the commencement of our initial public offering in March 2011. The Purchase Plan was approved by our stockholders in March 2011 and became effective upon the commencement of our initial public offering in March 2011. We initially authorized and reserved 789,890 shares for sale under the Purchase Plan. However, in August 2012, the Compensation Committee suspended the Purchase Plan. The following summary describes the terms of the Purchase Plan that would be in effect if the Purchase Plan were to be removed from suspension and reinstated.

The Purchase Plan provides for an automatic annual increase in the number of shares available for issuance under the plan on January 1 of each year beginning in 2012 and continuing through and including January 1, 2021, equal to the lesser of (i) 1% of our then issued and outstanding shares of Common Stock on the immediately preceding December 31, (ii) 789,980 shares, or (iii) a number of shares as our Board may determine. Appropriate adjustments will be made in the number of authorized shares and in outstanding purchase rights to prevent dilution or enlargement of participants’ rights in the event of a stock split or other change in our capital structure. Shares subject to purchase rights which expire or are canceled will again become available for issuance under the Purchase Plan. Because the Purchase Plan was suspended in August 2012, no annual increase in the number of shares authorized under such plan occurred on January 1, 2013 or in subsequent years.

The terms of the Purchase Plan provide that our employees and employees of any parent or subsidiary corporation designated by the Compensation Committee are eligible to participate in the Purchase Plan if they are customarily employed by us for more than 20 hours per week and more than five months in any calendar year. However, an employee may not be granted a right to purchase stock under the Purchase Plan if: (i) the employee immediately after such grant would own stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock or of any parent or subsidiary corporation, or (ii) the employee’s rights to purchase stock under all of our employee stock purchase plans would accrue at a rate that exceeds $25,000 in value for each calendar year of participation in such plans.

The terms of the Purchase Plan provide that it is to be implemented through a series of sequential offering periods, generally three months in duration beginning on the first trading days of February, May, August, and November each year. The Compensation Committee is authorized to establish additional or alternative concurrent, sequential or overlapping offering periods and offering periods having a different duration or different starting or ending dates, provided that no offering period may have a duration exceeding 27 months. Amounts accumulated for each participant, generally through payroll deductions, are credited toward the purchase of shares of our Common Stock at the end of each offering period at a price generally equal to 95% of the fair market value of our Common Stock on the purchase date. Prior to commencement of an offering period, the Compensation Committee is authorized to change the purchase price discount for that offering period, but the purchase price may not be less than 85% of the lower of the fair market value of our Common Stock at the beginning of the offering period or on the purchase date.

No participant may purchase under the Purchase Plan in any calendar year shares having a value of more than $25,000 measured by the fair market value per share of our Common Stock on the first day of the applicable offering period. Prior to the beginning of any offering period, the Compensation Committee may alter the maximum number of shares that may be purchased by any participant during the offering period or specify a maximum aggregate number of shares that may be purchased by all participants in the offering period. If insufficient shares remain available under the plan to permit all participants to purchase the number of shares to which they would otherwise be entitled, the Compensation Committee will make a pro rata allocation of the available shares. Any amounts withheld from participants’ compensation in excess of the amounts used to purchase shares will be refunded, without interest.

In the event of a change in control, an acquiring or successor corporation may assume our rights and obligations under the Purchase Plan. If the acquiring or successor corporation does not assume such rights and obligations, then the purchase date of the offering periods then in progress will be accelerated to a date prior to the change in control as specified by the Compensation Committee, but the number of shares subject to outstanding purchase rights shall not be adjusted.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing information about the relationship between executive “Compensation Actually Paid” to our principal executive officer (“PEO”) and our other named executive officers (“NEOs”), as calculated in accordance with Item 402(v) of Regulation S-K, and certain financial performance measures. For a discussion of our compensation philosophy, how our Compensation Committee assessed “pay-for-performance,” and how our executive compensation program is designed to link executive compensation with the achievement of our financial and strategic objectives, as well as stockholder value creation each year, see the section titled “Compensation Discussion and Analysis” on page 18.

Pay Versus Performance Table

Fiscal Year(1)	Summary Compensation Table Total for PEO Kim, Youngjoon	Compensation Actually Paid to PEO Kim, Youngjoon(2)(3)	Summary Compensation Table Total for PEO Martino, Camillo	Compensation Actually Paid to PEO Martino, Camillo(2)(3)	Average Summary Compensation Table Total for non-PEO NEOs	Average Compensation Actually Paid to non-PEO NEOs(4)(5)	MX Total Shareholder Return(6)	Peer Group Total Shareholder Return(7)	Net Income ($)(8)	Gross Profit Margin(9)
2025	$3,509,979	$1,148,257	$930,185	$776,439	$795,118	$406,144	$27.16	$288.34	$(29,724,000)	17.6%
2024	$3,074,295	$1,263,203	$0	$0	$1,269,988	$692,260	$42.81	$201.00	$(54,308,000)	22.4%
2023	$5,911,543	$3,073,819	$0	$0	$1,268,903	$812,131	$79.87	$167.00	$(36,622,000)	22.4%

(1)
The Company had two PEOs during fiscal 2025: Mr. Camillo Martino (Interim CEO) and Mr. Young-Joon Kim (“YJ Kim”)(Former CEO). Mr. YJ Kim was the sole PEO during fiscal 2024 and 2023. The Company’s other NEOs for the applicable years were as follows:

– 2025: Shinyoung Park, Seunghoon Lee, Theodore Kim

– 2024: Shinyoung Park, Theodore Kim

– 2023: Shinyoung Park, Theodore Kim, Woung Moo Lee, Chan Ho Park

(2)
The amounts reported represent the “Compensation Actually Paid” to our PEO, computed in accordance with Item 402(v) of Regulation S-K, but do not reflect the actual amount of compensation earned by or paid to our PEO in the applicable year. The valuation assumptions used to calculate fair values were updated for the applicable fiscal year, and the assumptions for the applicable fiscal year are set forth in the notes to the financial statements in our annual on Form 10-K for the applicable fiscal year.
(3)
In accordance with Item 402(v) of Regulation S-K, the table below describes the adjustments that were made to the 2025 amounts reported for our PEO in the “Total” column of the Summary Compensation Table to calculate the “Compensation Actually Paid”. No dividends or other earnings were paid on stock or option awards in the covered fiscal year. For information on the calculation of “compensation actually paid” for 2025, 2024, and 2023 please see the “Pay Versus Performance” disclosure in our 2025 definitive proxy statement which was filed with the SEC on April 29, 2025.

PEO: Martino, Camillo
Fiscal Year	2025
SCT Total	$930,185
- Change in Pension Value in SCT	$—
+ Pension Service Cost	$—
+ Above-Market Non-Qualified Deferred Compensation	$—
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(551,100)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$404,764
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$—
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$—
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(7,410)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—
Compensation Actually Paid	$776,439

PEO: Kim, Youngjoon
Fiscal Year	2025
SCT Total	$3,509,979
- Change in Pension Value in SCT	$(8,053)
+ Pension Service Cost	$—
+ Above-Market Non-Qualified Deferred Compensation	$—
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(1,779,033)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$14,346
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(263,693)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$85,602
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(74,031)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$(336,860)
Compensation Actually Paid	$1,148,257

Equity Award Valuations: Equity values are computed in accordance with FASB ASC 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(4)
The amounts reported represent the average “Compensation Actually Paid” to the NEOs other than our PEO as a group, computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual average amount of compensation earned by or paid to such NEOs as a group in the applicable year. The valuation assumptions used to calculate fair values were updated for the applicable fiscal year and the assumptions for the applicable fiscal year are set forth in the notes to the financial statements in our annual on Form 10-K for the applicable fiscal year.
(5)
In accordance with Item 402(v) of Regulation S-K, the table below describes the adjustments that were made to the 2025 average of the amounts reported in the “Total” column of the Summary Compensation Table for the NEOs as a group (excluding our PEO) to calculate the “Compensation Actually Paid”. No dividends or other earnings were paid on stock or option awards in the covered fiscal year. For information on the calculation of “compensation actually paid” for 2025, 2024, and 2023 please see the “Pay Versus Performance” disclosure in our 2025 definitive proxy statement which was filed with the SEC on April 29, 2025.

NEO
Fiscal Year	2025
SCT Total	$795,118
- Change in Pension Value in SCT	$(20,875)
+ Pension Service Cost	$—
+ Above-Market Non-Qualified Deferred Compensation	$—
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(325,301)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$81,930
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(72,729)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$39,938
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(41,210)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$(50,726)
Compensation Actually Paid	$406,144

Equity Award Valuations: Equity values are computed in accordance with FASB ASC 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(6)
Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the performance period, assuming dividend reinvestment, and the difference between our company’s share price at the end and the beginning of the performance period by our company’s share price at the beginning of the performance period. No dividends were paid on stock or option awards in 2025, 2024 or 2023.
(7)
The TSR peer group consists of the Philadelphia Semiconductor Index, an independently prepared index composed of the 30 largest U.S. companies primarily involved in the design, distribution, manufacture, and sale of semiconductors.
(8)
Among various factors that can affect the Company’s net income year-over-year, a substantial portion of non-cash translation gain or loss recorded in the Company’s net income is associated with the intercompany long-term loans, which is denominated in U.S. dollars, to the Company’s Korean subsidiary (using Korean Won as its functional currency) by the Dutch Subsidiary. As of December 31, 2025, 2024 and 2023, the outstanding intercompany long-term loan balance including accrued interest was $75.1 million, $257.7 million and $285.1 million, respectively. Due to the foreign currency fluctuations year-over-year, it can be difficult to detect underlying trends in net income as a result of the Company’s business and results of operations.
(9)
As noted in the section titled “Compensation Discussion and Analysis,” for 2025, the Compensation Committee determined that gross profit as a percentage of revenue (“Gross Profit Margin”) continues to be viewed as a core driver of the Company’s performance and stockholder value creation and, accordingly, was utilized as a component in the 2025 long term incentive program.

Tabular List of Financial Performance Measures

The following is a list of financial performance measures, which in the Company’s assessment represent the most important financial performance measures used by the Company to link compensation actually paid to the NEOs for 2025, for a discussion of the methodology used to calculate relative total shareholder return, please see the discussion of Long-Term Equity Incentives contained in our Compensation Discussion and Analysis:

•
Adjusted EBITDA
•
Gross Profit Margin
•
Revenue
•
Relative Total Shareholder Return
•
Stock Price

Relationship Between Pay and Performance

“Compensation Actually Paid”, as calculated in accordance with Item 402(v) of Regulation S-K, reflects adjusted values to unvested and vested equity awards during the years shown in the Pay Versus Performance Table based on year-end stock prices, various accounting valuation assumptions, and projected performance modifiers, but does not reflect actual amounts paid out for those awards. “Compensation Actually Paid” generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals.

The following graphs show the relationship between “Compensation Actually Paid” to our CEO and other NEOs in our fiscal years 2025, 2024 and 2023 and (1) TSR of both our Common Stock and the Philadelphia Semiconductor Index, (2) our Net Income, and (3) our Gross Profit Margin.

Magnachip Semiconductor Corporation CAP vs TSR
Compensation Actually Paid ($M)
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Value of $100 Investment from 12/31/2022
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
FY 2023
FY 2024
FY 2025
PEO CAP ($M) - Kim, Youngjoon
PEO CAP ($M) - Martino, Camillo
Avg NEO CAP ($M)
MX TSR
Philadelphia Semiconductor Total Return TSR

Magnachip Semiconductor Corporation CAP vs Net Income
Compensation Actually Paid ($M)
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Net Income ($)
-$25,000,000
-$30,000,000
-$35,000,000
-$40,000,000
-$45,000,000
-$50,000,000
-$55,000,000
-$60,000,000
FY 2023
FY 2024
FY 2025
PEO CAP ($M) - Kim, Youngjoon
PEO CAP ($M) - Martino, Camillo
Avg NEO CAP ($M)
Net Income ($)

(1) We classified our Display business as a discontinued operation in 2025. The selected financial data included in this Proxy Statement presents three years of information. For comparability, we have recast the 2024 financial information to reflect the discontinued operation presentation, consistent with our current year presentation, as our comparative period is two years, consistent with Public Company Accounting Oversight Board (PCAOB) auditing standards. The 2023 financial information (22.4%) is presented on an audited basis as previously issued and includes the results of the Display business, which was not classified as a discontinued operation at that time. Accordingly, for comparability with the current presentation, it may be more meaningful to evaluate trends excluding the 2023 period (21.3%).

We believe the “Compensation Actually Paid” in each of the years reported above and over the four-year cumulative period are reflective of the Compensation Committee’s emphasis on “pay-for-performance” as the “Compensation Actually Paid” fluctuated year-over-year, primarily as a result of variable compensation being tied to the performance of our stock and pre-established performance goals and/or criteria under our short-term incentive program and our performance-vesting equity awards. For further details on the terms of our short-term incentive program and our performance-vesting equity awards, see the section titled “Compensation Discussion and Analysis” on page 18.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the compensation arrangements with directors and executive officers, there have been no transactions since January 1, 2025 (and there are no currently proposed transactions) in which:

•
we have been or are to be a participant;
•
the amount involved exceeds $120,000; and
•
any of our directors, executive officers or holders of more than 5% of our Common Stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Related Person Transactions Policy

Under our Related Person Transactions Policy, transactions involving our directors, executive officers, significant stockholders and other related persons that involve an amount in excess of $120,000 must be approved by the Company’s Audit Committee or, in the event it is determined that it is not practicable or desirable for the Company to wait until the next meeting of the full Audit Committee, the Chair of the Audit Committee (who possesses delegated authority to act between Audit Committee meetings). The Audit Committee (or the Chair of the Audit Committee, as applicable) will consider all of the relevant facts and circumstances available to it, including (if applicable) but not limited to: the benefits to the Company; the impact on a director’s independence in the event the related person is a director, an immediately family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Audit Committee may seek bids, quotes or independent valuations from third parties in connection with assessing any related person transaction. The Audit Committee (or the Chair of the Audit Committee, as applicable) will approve only those transactions that are in, or are not inconsistent with, the best interests of the Company, as the Audit Committee (or the Chair of the Audit Committee, as applicable) determines in good faith.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our outstanding Common Stock for: (1) each person or entity known to us to beneficially own more than five percent (5%) of any class of our outstanding securities; (2) each member of our Board; (3) each of our named executive officers; and (4) all of the members of our Board and current executive officers, as a group. The following tables list the number of shares and percentage of shares beneficially owned on 36,219,100 shares of Common Stock outstanding as of April 21, 2026. The amounts and percentages of equity interests beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of the securities as to which he or she has no economic interest. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Unless otherwise indicated, the address of each person listed in the table below is Magnachip Semiconductor Corporation c/o Magnachip Semiconductor, Ltd., 15F, 76 Jikji-daero 436beon-gil, Heungdeok-gu, Cheongju-si, Chungcheongbuk-do, Republic of Korea 28581.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
Principal Stockholders
Byreforge LLC (2)	3,072,779	8.5%
Oaktree Value Opportunities Fund Holdings, L.P.(3)	2,849,858	7.9%
Directors and Named Executive Officers
Cristiano Amoruso (2)	3,072,779	8.5%
Kyo-Hwa (Liz) Chung (4)	49,228	*
Camillo Martino (5)	295,617	*
Gilbert Nathan (6)	321,373	*
Shin Young Park (7)	141,980	*
Seunghoon Lee (8)	107,701	*
Young-Joon Kim (9)	344,328	*
Theodore Kim (10)	241,845	*
Directors and current Executive Officers as a group (6 persons)(11)	3,988,678	10.9%

* Less than one percent.

(1)
Includes any outstanding Common Stock held and, to the extent applicable, shares issuable upon the exercise or conversion of any securities that are exercisable or convertible within 60 days of April 21, 2026.
(2)
Based on information contained in a Schedule 13D filed with the SEC on November 20, 2025, as amended on January 20, 2026, by Byreforge LLC (“Byreforge”) and Cristiano Amoruso. Byreforge owns directly the 3,072,779 shares of Common Stock listed in the table above (the “Byreforge Shares”). As Managing Partner of Byreforge, Mr. Amoruso may be deemed to beneficially own the Byreforge Shares owned directly by Byreforge. Byreforge disclaims beneficial ownership of the Byreforge Shares that are owned directly by Mr. Amoruso, if any, and Mr. Amoruso disclaims beneficial ownership of the Byreforge Shares that are owned directly by Byreforge. Byreforge and Mr. Amoruso may be deemed to have shared power to vote and dispose of the Byreforge Shares that are owned directly by Byreforge. The business address of Byreforge and Mr. Amoruso is 853 Broadway, New York, New York 10003.
(3)
Based on information contained in a Schedule 13G filed with the SEC on May 15, 2023 by each of the following entities (each an “Oaktree Entity”): Oaktree Value Opportunities Fund Holdings, L.P., a Delaware limited partnership (“VOF Holdings”), in its capacity as the direct owner of 2,849,858 shares of Common Stock; Oaktree Value Opportunities Fund GP, L.P., a Cayman Islands limited partnership (“VOF GP”), in its capacity as the general partner of VOF Holdings; Oaktree Value Opportunities Fund GP Ltd., a Cayman Islands exempted company (“VOF GP Ltd.”), in its capacity as the general partner of VOF GP; Oaktree Fund GP I, L.P., a Delaware limited partnership (“GP I”), in its capacity as the sole shareholder of VOF GP Ltd.; Oaktree Capital I, L.P., a Delaware limited partnership (“Capital I”), in its capacity as the general partner of GP I; OCM Holdings I, LLC, a Delaware limited liability company (“Holdings I”), in its capacity as the general partner of Capital I; Oaktree Holdings, LLC, a Delaware limited liability company (“Holdings”) in its capacity as the managing member of Holdings I; Oaktree Capital Management, L.P., a Delaware limited partnership (“Management”), in its capacity as the sole director of VOF GP Ltd.; Oaktree Capital Management GP, LLC, a Delaware limited liability company (“Management GP”), in its capacity as the general partner of Management; Atlas OCM Holdings LLC, a Delaware limited liability company (“Atlas”), in its capacity as the sole managing member of Management GP; Oaktree Capital Group, LLC, a Delaware limited liability company (“OCG”), in its capacity as the managing member of Holdings; Oaktree Capital Group Holdings GP, LLC, a Delaware limited liability company (“OCGH GP”), in its capacity as the indirect owner of the class B units of each of OCG and Atlas; Brookfield Corporation, a Canadian corporation (“Brookfield”), in its capacity as the indirect owner of the class A units of each of OCG and Atlas; Brookfield Asset Management ULC, a British Columbia corporation (“Brookfield ULC”), in its capacity as the indirect owner of class A units of Atlas OCM, in its capacity as such; and BAM Partners Trust, a trust formed under the laws of Ontario (“BAM Partnership”), in its capacity as the sole owner of the Class B Limited Voting Shares of Brookfield. VOF Holdings directly holds 2,849,858 shares of Common Stock. VOF GP, in its capacity as the general partner of VOF Holdings, has the ability to direct the management of VOF Holdings’ business, including the power to vote and dispose of securities held by VOF Holdings; therefore, VOF GP may be deemed to beneficially own the shares of Common Stock deemed held by VOF Holdings. VOF GP Ltd., in its capacity as the general partner of VOF GP, has the ability to direct the management of VOF GP’s business, including the power to direct the decisions of VOF GP regarding the vote and disposition of securities held by VOF Holdings; therefore, VOF GP Ltd. may be deemed to have indirect beneficial ownership of the shares of Common Stock deemed held by VOF Holdings. GP I, in its capacity as the sole shareholder of VOF GP Ltd., has the ability to appoint and remove the directors and direct the management of the business of VOF GP Ltd. As such, GP I has the power to direct the decisions of VOF GP Ltd. regarding the vote and disposition of securities held by VOF Holdings; therefore, GP I may be deemed to have indirect beneficial ownership of Common Stock deemed held by VOF Holdings. Capital I, in its capacity as the general partner of GP I, has the ability to direct the management of GP I’s business, including the power to direct the decisions of GP I regarding the vote and disposition of securities held by VOF Holdings; therefore, Capital I may be deemed to have indirect beneficial ownership of the shares of Common Stock deemed held by VOF Holdings. Holdings I, in its capacity as the general partner of Capital I, has the ability to direct the management of Capital I’s business, including the power to direct the decisions of Capital I regarding the vote and disposition of securities held by VOF Holdings; therefore, Holdings I may be deemed to have indirect beneficial ownership of the shares of the Issuer’s Common Stock deemed held by VOF Holdings. Holdings, in its capacity as the managing member of Holdings I, has the ability to direct the management of Holding I’s business, including the power to direct the decisions of Holdings I regarding the vote and disposition of securities held by VOF Holdings; therefore, Holdings may be deemed to have indirect beneficial ownership of the shares of Common Stock deemed held by VOF Holdings. Management, in its capacity as the sole director of VOF GP Ltd., has the ability to direct the management of VOF GP Ltd., including the power to direct the decisions of VOF GP Ltd. regarding the vote and disposition of securities held by VOF Holdings; therefore, Management may be deemed to have indirect beneficial ownership of the shares of Common Stock deemed held by VOF Holdings. Management GP, in its capacity as the general partner of Management, has the ability to direct the management of Management’s business, including the power to vote and dispose of securities held by VOF Holdings; therefore, Management GP may be deemed to have indirect beneficial ownership of the shares of Common Stock deemed held by VOF Holdings. Atlas, in its capacity as the sole managing member of Management GP, has the ability to direct the management of Management GP’s business, including the power to direct the decisions of Management GP regarding the vote and disposition of securities held by VOF Holdings; therefore, Atlas may be deemed to have indirect beneficial ownership of the shares Common Stock held by VOF Holdings. OCG, in its capacity as the managing member of Holdings, has the ability to direct the management of Holdings’ business, including the power to direct the decisions of Holdings regarding the vote and disposition of securities held by VOF Holdings. Additionally, OCG, in its capacity as the sole shareholder of Holdings, Inc., has the ability to appoint and remove directors of Holdings, Inc. and, as such, may indirectly control the decisions of Holdings, Inc. regarding the vote and disposition of securities held by VOF Holdings. Therefore, OCG may be deemed to have indirect beneficial ownership of the shares of Common Stock deemed held by VOF Holdings. OCGH GP, in its capacity as the indirect owner of the class B units of each of OCG and Atlas, has the ability to appoint and remove certain directors of CG and Atlas and, as such, may indirectly control the decisions of OCG and Atlas regarding the vote and disposition of securities held by VOF Holdings; therefore, OCGH GP may be deemed to have indirect beneficial ownership of the shares of Common Stock held by VOF Holdings. On December 9, 2022, Brookfield Corporation (f/k/a Brookfield Asset Management Inc.) completed a plan of arrangement pursuant to the Business Corporations Act (Ontario) (the “Arrangement”) pursuant to which, among other things, Brookfield’s historical asset management business was transferred to Brookfield Asset Management ULC (“Brookfield ULC”). Following the Brookfield Arrangement, Brookfield ULC is deemed a beneficial owner of the shares directly or indirectly held by Atlas OCM Holdings. Brookfield is deemed a beneficial owner of the reported shares directly or indirectly held by OCG and Holdings, and as a result of its 75% interest in Brookfield ULC, Brookfield is also deemed a beneficial owner of the reported shares beneficially owned by Brookfield ULC. Brookfield, in its capacity as the indirect owner of the class A units of each of OCG and Atlas, has the ability to appoint and remove certain directors of OCG and Atlas and, as such, may indirectly control the decisions of OCG and Atlas regarding the vote and disposition of securities held by VOF Holdings; therefore Brookfield may be deemed to have indirect beneficial ownership of the shares of Common Stock held by VOF Holdings. BAM Partnership, in its capacity as the sole owner of Class B Limited Voting Shares of Brookfield, has the ability to appoint and remove certain directors of Brookfield and, as such, may indirectly control the decisions of Brookfield regarding the vote and disposition of securities held by VOF Holdings; therefore BAM Partnership may be deemed to have indirect beneficial ownership of the shares of Common Stock held by VOF Holdings. The business address of each Oaktree Entity is 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071.
(4)
Represents 100,789 shares of Common Stock subject to RSUs that will be vested and may be settled as of June 20, 2026.
(5)
Represents 88,000 shares of Common Stock (of which 40,000 are held by Mr. Martino’s family trust of which he is a trustee and beneficiary with his spouse), options to purchase 49,737 shares of Common Stock and 157,880 shares of Common Stock subject to RSUs that will be vested and may be exercised or settled, as applicable, as of June 20, 2026.
(6)
Represents 261,515 shares of Common Stock (of which 7,130 are held by Mr. Nathan’s spouse and children and 158,200 of which are held by GT Investments II Corp) and 59,858 shares of Common Stock subject to RSUs that will be vested and may be settled, as applicable, as of June 20, 2026.
(7)
Represents 116,980 shares of Common Stock and 25,000 shares of Common Stock subject to RSUs that will be vested and may be settled as of June 20, 2026.
(8)
Represents 97,701 shares of Common Stock and 10,000 shares of Common Stock subject to RSUs that will be vested and may be settled as of June 20, 2026.
(9)
Young-Joon Kim resigned his position as our Chief Executive Officer and from all other positions with us and our subsidiaries, effective as of August 11, 2025. Represents 344,328 shares of Common Stock.
(10)
Theodore Kim resigned his position as our Chief Compliance Officer and from all other positions with us and our subsidiaries, effective as of October 21, 2025. Represents 241,845 shares of Common Stock.
(11)
Our directors and executive officers as of April 21, 2026 as a group beneficially own 3,988,678 shares of Common Stock or 10.9%, which represents 3,636,975 shares of Common Stock (including the 3,072,779 Byreforge Shares that may be deemed to be beneficially owned by Mr. Amoruso), options to purchase 49,737 shares of Common Stock and 301,966 shares of Common Stock subject to RSUs that will be vested and may be exercised or settled, as applicable, as of June 20, 2026.

PROPOSAL TWO

ADVISORY VOTE ON

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the Dodd-Frank Act, and Section 14A of the Exchange Act, the Board is asking stockholders to approve an advisory (non-binding) resolution on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The text of the resolution is as follows:

RESOLVED, that the stockholders of Magnachip Semiconductor Corporation approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities Exchange Act of 1934, as amended (which disclosure includes the Compensation Discussion and Analysis section, the Summary Compensation Table for 2025 and the related compensation tables and narrative disclosure within the executive compensation sections of the proxy statement).

The Company urges you to read the disclosure under “Compensation Discussion and Analysis,” in this Proxy Statement, which discusses how our compensation policies and procedures implement our pay-for- performance compensation philosophy. You should also read the Summary Compensation Table and other related compensation tables and narrative disclosure which provide additional details about the compensation of our named executive officers for fiscal year 2025. We have designed our executive compensation structure to attract, motivate, and retain executives with the skills required to formulate and implement the Company’s strategic objectives and create stockholder value. We believe that our executive compensation program is reasonable, competitive and strongly focused on pay for performance principles, and provides an appropriate balance between risk and incentives.

The vote regarding the compensation of the named executive officers described above, referred to as a “say-on-pay advisory vote,” is advisory, and is therefore not binding on the Company, the Compensation Committee or the Board. Although non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs as they deem appropriate.

If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote “FOR” the approval of the compensation of the named executive officers as disclosed in this Proxy Statement and described above.

The Board recommends that you vote “FOR” the approval of our named executive officer compensation.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

Ernst & Young Han Young has been selected by the Audit Committee as the principal independent registered public accounting firm for the fiscal year ending December 31, 2026 for us and our subsidiaries. Our Board recommends a vote for ratification of the appointment of Ernst & Young Han Young as the independent registered public accounting firm to audit the books and accounts for us and our subsidiaries for the fiscal year ending December 31, 2026. It is expected that representatives of Ernst & Young Han Young will attend the Annual Meeting, with the opportunity to make a statement if they so desire, and, if a representative is in attendance, the representative will be available to answer appropriate questions.

The appointment of Ernst & Young Han Young as our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, our Board believes that obtaining stockholder ratification is a sound governance practice. If our stockholders fail to vote on an advisory basis in favor of the appointment of Ernst & Young Han Young, the Audit Committee will take such actions as it deems necessary as a result of such stockholder vote.

Information about Change of Independent Registered Public Accounting Firm

On March 14, 2025, we changed our independent registered public accounting firm from Samil PricewaterhouseCoopers to Ernst & Young Han Young. The decision to change our independent registered public accounting firms was approved by the Audit Committee on March 11, 2025.

During the fiscal years ended December 31, 2024 and December 31, 2023 and the subsequent period through March 14, 2025, (i) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Samil PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to the satisfaction of Samil PWC, would have caused Samil PWC to make reference thereto in its reports on the consolidated financial statements for such fiscal years; and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

We provided Samil PricewaterhouseCoopers with a copy of the foregoing disclosures and requested that Samil PricewaterhouseCoopers furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us as set forth above. A copy of Samil PricewaterhouseCoopers letter, dated March 14, 2025 was filed as Exhibit 16.1 with our Current Report on Form 8-K/A filed with the SEC on March 14, 2025.

During the fiscal years ended December 31, 2024 and December 31, 2023 and through the appointment of Ernst & Young Han Young effective as of March 14, 2025, neither the Company nor anyone on its behalf consulted with Ernst & Young Han Young regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulations S-K.

Fees Paid to Independent Registered Public Accounting Firm

The following table presents fees billed for professional services rendered by Ernst & Young Han Young for the year ended December 31, 2025.

Year Ended December 31 2025 (in millions)
Audit fees	$0.9
Audit Related fees	—
Tax fees	0.0
All other fees	—
Total	$0.9

The following table presents fees billed for professional services rendered by our former independent registered public accounting firm Samil PricewaterhouseCoopers and its affiliates for the year ended December 31, 2024.

Year Ended December 31 2024 (in millions)
Audit fees	$1.6
Audit Related fees	—
Tax fees	—
All other fees	—
Total	$1.6

Policy and Procedure for Approval of Audit and Permitted Non-Audit Services

All audit fees were pre-approved by the Company’s Audit Committee, which concluded that the provision of such services by our independent registered public accounting firm and its affiliates was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. With respect to outside auditor independence, the Audit Committee Charter provides for pre-approval of audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement. The Audit Committee Charter authorizes the Audit Committee to delegate to one or more of its members the authority to grant pre-approvals for such services, provided that the decisions of such member(s) to grant any such pre-approval shall be presented to the Audit Committee at its next scheduled meeting. The Audit Committee followed these guidelines in approving all services rendered by our independent registered accounting firm and its affiliates.

The Board recommends that you vote “FOR” the ratification of the appointment of Ernst & Young Han Young as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

PROPOSAL FOUR

APPROVAL OF OUR AMENDED AND RESTATED 2020 EQUITY AND INCENTIVE COMPENSATION PLAN

General

On April 27, 2026, upon the recommendation of the Compensation Committee, the Board amended and restated our 2020 Equity and Incentive Compensation Plan (the “Plan”), subject to the approval of the Company’s stockholders at the Annual Meeting, in order to increase the aggregate number of shares of the Company’s Common Stock, available for issuance thereunder by 3,000,000 shares (as amended, the “Amended Plan”). As of April 21, 2026, 2,304,168 shares remained available for future grants under the Plan.

The Board recommends that you vote to approve the Amended Plan, so that the Company has a sufficient reserve of Common Stock to incentivize, attract and retain talent in the highly competitive market and industry in which we operate, and to align the interests of our employees and non-employee directors essential to the Company’s long-term growth and success with those of our stockholders. We expect that the total number of shares available under the Amended Plan, if approved, would meet our equity compensation needs for approximately the next two to three years.

If the Amended Plan is approved by stockholders at the Annual Meeting, the share reserve increase will be effective as of the day of the Annual Meeting. If the Amended Plan is not approved by our stockholders, the Amended Plan will not become effective and the Plan, as in effect prior to the amendment and restatement, will continue in effect without giving effect to the proposed share increase.

As of April 21, 2026, there were stock options to acquire 172,711 shares of Common Stock outstanding under the Plan, with a weighted average exercise price of $8.00 and a weighted average remaining term of 0.4 years. In addition, as of April 21, 2026, there were 944,232 unvested full value awards with time-based vesting and 428,296 unvested full value awards with performance-based vesting outstanding under the Plan. If the performance-based vesting awards are counted at maximum level of achievement, then there are 708,829 unvested full value awards outstanding under the Plan. The weighted average grant value of the unvested full value awards is $4.71. Other than the foregoing, no awards were outstanding under our equity compensation plans as of April 21, 2026.

The Amended Plan is attached to this Proxy Statement as Appendix A. The following description of the Amended Plan is only a summary of its principal terms and provisions and is qualified by reference to the actual text as set forth in Appendix A.

Rationale for the Proposed Share Increase

The Plan authorizes the Board and the Compensation Committee to provide cash awards and equity-based compensation for the purpose of providing incentives and rewards for service and/or performance to our non-employee directors, officers and other employees of the Company and its subsidiaries, and certain consultants to the Company and its subsidiaries.

We believe our future success depends in part on our ability to attract, motivate and retain high quality employees and directors and that the ability to provide equity-based and incentive-based awards under the Plan is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use stock-based awards to recruit and compensate our employees and directors. The use of Common Stock as part of our compensation program is important because equity-based awards are an essential component of our compensation program for key employees, as they help link compensation with long-term stockholder value creation and reward participants based on service and/or performance.

As of April 21, 2026, 2,304,168 shares of Common Stock remained available for new awards under the Plan. This amount does not reflect the additional 3,000,000 shares reserved under the Amended Plan, as set forth in this proposal. There is no fungible ratio in our Plan. Accordingly, if the Amended Plan is not approved, we may be compelled to significantly increase the cash component of our employee and director compensation. This approach may not necessarily align employee and director compensation interests with the investment interests of our stockholders. Replacing equity awards with cash also would increase cash compensation expense and use cash that could be better utilized in other ways.

The following includes information regarding our view of the overhang and dilution associated with the Amended Plan. This information is as of April 21, 2026. As of that date, there were approximately 36,218,138 shares of Common Stock outstanding.

Proposed shares of Common Stock available for awards under the Amended Plan:

•
3,000,000 new shares (approximately 8.28% of our outstanding Common Stock, which percentage reflects the simple dilution of our stockholders that would occur if the Amended Plan is approved) plus 2,304,168 shares that were available as of April 21, 2026 under the Plan, or an aggregate of 5,304,168 shares (approximately 14.6% of our outstanding Common Stock) all subject to adjustment, including under the share counting rules of the Amended Plan.
•
The total number of shares of Common Stock subject to outstanding awards under the Plan as of April 21, 2026 (1,825,772 shares), plus the 5,304,168 of shares of Common Stock available for future awards under the Amended Plan, represent a total overhang of 7,129,940 shares (19.69%) under the Amended Plan. The 3,000,000 new shares represent an increase in the overhang percentage from approximately 11.40% to approximately 19.69%.

Based on the closing price on the New York Stock Exchange for our Common Stock on April 21, 2026 of $3.54 per share, the aggregate market value as of April 21, 2026 of the new 3,000,000 shares of Common Stock requested under the Amended Plan was $10,620,000.

In fiscal years 2023, 2024 and 2025, we granted awards (including stock options, RSUs and PSUs) under the Plan covering 1,495,293 shares, 2,634,865 shares and 1,497,586 shares, respectively. Based on our basic weighted average shares of Common Stock outstanding for those three fiscal years of 41,013,069, 37,774,280 and 36,218,138 respectively, for the three-fiscal-year period 2023-2025, our average burn rate, not taking into account forfeitures, was 4.9%. (Our individual years’ burn rates were 3.6% for fiscal 2023, 7.0% for fiscal 2024 and and 4.1% for fiscal 2025.)

In determining the size of the requested share increase under the Amended Plan, our Board and Compensation Committee worked with management and the Compensation Committee’s independent compensation consultant to evaluate a number of factors, including our corporate strategy and compensation needs, our recent and projected share usage, share usage at companies in our compensation peer group, the total potential dilution level, and criteria expected to be utilized by institutional proxy advisory firms in evaluating our proposal for the Amended Plan. The Board and Compensation Committee believe that approving an additional 3,000,000 shares for issuance under the Amended Plan is appropriate and in the best interests of stockholders given the current expectations on hiring, the highly competitive environment in which we recruit and retain employees, the Company’s current stock price and our projected share usage.

If the Amended Plan is approved, we intend to utilize the additional shares authorized under the Amended Plan to continue our practice of incentivizing key individuals through equity grants. We currently anticipate that the shares requested in connection with the approval of the Amended Plan will last for about two to three years, including based on our historic grant rates, new hiring and the approximate current share price, but could last for a different period of time if actual practice does not match recent rates or our share price changes materially.

Future benefits that may be received by our non-employee directors in 2026 under the Amended Plan are set forth below in the New Plan Benefits table. Any other benefits to be granted in the future under the Amended Plan cannot be determined at this time, as the actual awards will be made at the discretion of the Compensation Committee.

We believe that we have demonstrated a commitment to sound equity compensation practices in recent years. We recognize that equity compensation awards dilute stockholders’ equity, so we have carefully managed our equity incentive compensation program. Our equity compensation practices are intended to be competitive and consistent with market practices, and we believe our historical share usage has been responsible and mindful of stockholder interests, as described above.

As Approved by the Stockholders in 2020, the Plan Already Contains Good Compensation and Governance Practices

No evergreen; reasonable award limits

Neither the Plan nor the Amended Plan contains an evergreen provision that automatically adds additional shares of Common Stock to the available pool of stock available for grant under the plan every year without additional stockholder approval.

The Amended Plan provides that, subject as applicable to adjustment and the applicable Common Stock counting provisions as described in the Amended Plan:

•
The aggregate number of shares of Common Stock actually issued or transferred upon the exercise of incentive stock options (as defined below) will not exceed 5,304,168 shares of Common Stock.
•
No non-employee director will be granted, in any one calendar year, compensation for such service having an aggregate maximum value (measured at the date of grant as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $650,000. This number is unchanged from the maximum value number in the Plan.

Limited share recycling provisions

Subject to certain exceptions described in the Amended Plan, if any award granted under the Amended Plan (in whole or in part) is canceled or forfeited, expires, is settled for cash or is unearned, the Common Stock subject to such award, to the extent of such cancellation, forfeiture, expiration, cash settlement or unearned amount, will again be available under the Amended Plan. Additionally, if after the effective date of the Amended Plan, any Common Stock subject to an award granted under the “Predecessor Plans” (the Company’s 2011 Equity Incentive Plan and 2009 Common Unit Plan) is forfeited, or an award granted under the Predecessor Plans (in whole or in part) is cancelled or forfeited, expires, is settled for cash or is unearned, the Common Stock subject to such award will, to the extent of such cancellation, forfeiture, expiration, cash settlement or unearned amount, be available for awards under the Amended Plan. The following Common Stock will not be added (or added back, as applicable) to the aggregate share limit under the Amended Plan: (1) Common Stock withheld by us, tendered or otherwise used in payment of the exercise price of a stock option granted under the Amended Plan; and (2) Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of stock options granted under the Amended Plan. Further, Common Stock covered by share-settled SARs that is exercised and settled in shares, but that is not actually issued to the participant upon exercise, will not be added back to the aggregate number of shares available under the Amended Plan. In addition, Common Stock withheld by us, tendered or otherwise used to satisfy tax withholding will not be added (or added back, as applicable) to the aggregate share limit under the Amended Plan. If a participant elects to give up the right to receive compensation in exchange for Common Stock based on fair market value, such Common Stock will not count against the aggregate number of shares available under the Amended Plan. The share recycling provisions in the Amended Plan are unchanged from the provisions in the Plan.

No repricing without stockholder approval

Outside of certain corporate transactions or adjustment events described in the Amended Plan or in connection with a “change in control,” the exercise or base price of outstanding stock options and SARs cannot be reduced, and outstanding “underwater” stock options or SARs cannot be cancelled in exchange for cash or replaced with other awards, stock options or SARs with a lower exercise or base price, as applicable, without stockholder approval under the Amended Plan. The repricing provision in the Amended Plan is unchanged from the provision in the Plan.

Non-liberal change in control definition

The Amended Plan and the Plan both include the same non-liberal definition of “change in control,” which is described below.

Exercise or base price limitation

The Amended Plan and the Plan both provide that, except with respect to certain converted, assumed or substituted awards as described in the Amended Plan or the Plan, as the case may be, no stock options or SARs will be granted with an exercise or base price less than the fair market value of a share of Common Stock on the date of grant.

No dividends paid on unvested awards

The Amended Plan and the Plan both provide that any dividends or dividend equivalent rights on restricted stock, RSUs, performance shares and performance units will be deferred until, and paid contingent upon, the vesting of the underlying award.

Summary of Other Material Terms of the Amended Plan

The Amended Plan authorizes the Board and the Compensation Committee to provide cash awards and equity-based compensation in the form of stock options, SARs, restricted stock, RSUs, performance shares, performance units, dividend equivalents and certain other awards, including those denominated or payable in, or otherwise based on, Common Stock, for the purpose of providing incentives and rewards for service and/or performance to our non-employee directors, officers and other employees of the Company and its subsidiaries, and certain consultants to the Company and its subsidiaries.

Administration

The Amended Plan is generally administered by the Compensation Committee (or its successor), or any other committee of the Board designated by the Board to administer the Amended Plan; provided, however, that notwithstanding anything in the Amended Plan to the contrary, the Board may grant awards under the Amended Plan to non-employee directors and administer the Amended Plan with respect to such awards. References to the “Committee” in this proposal generally refer to the Compensation Committee or such other committee designated by the Board, or the Board, as applicable. The Committee may from time to time delegate all or any part of its authority under the Amended Plan to a subcommittee. Any interpretation, construction and determination by the Committee of any provision of the Amended Plan, or of any agreement, notification or document evidencing the grant of awards under the Amended Plan, will be final and conclusive. To the extent permitted by applicable law, the Committee may delegate to one or more of its members or to one or more officers, or to one or more agents or advisors, such administrative duties or powers as it deems advisable, and the Committee, the subcommittee or any other such person to whom duties or powers have been delegated may employ persons to render advice with respect to a responsibility of the Committee, subcommittee or other such person. In addition, the Committee may by resolution, subject to certain restrictions set forth in the Amended Plan, authorize one or more officers of the Company to (1) designate employees to be recipients of awards under the Amended Plan and (2) determine the size of such awards. The Committee may not, however, delegate such responsibilities to officers for awards granted to non-employee directors or certain officers who are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Committee is authorized to take any other action it determines to be appropriate subject to the express limitations contained in the Amended Plan.

Eligibility

Any person who is selected by the Committee to receive benefits under the Amended Plan and who is at that time an officer or other employee of the Company or any of its subsidiaries is eligible to participate in the Amended Plan. In addition, non-employee directors of the Company and certain consultants who provide services to the Company or any of its subsidiaries that are equivalent to those typically provided by an employee (provided that such persons satisfy the Form S-8 definition of “employee”) may also be selected by the Committee to participate in the Amended Plan. As of April 21, 2026, there were approximately 711 employees of the Company and its subsidiaries and 3 non-employee directors of the Company eligible to participate in the Amended Plan. The basis for participation in the Amended Plan by eligible persons is the selection of such persons for participation by the Committee (or its proper delegate) in its discretion.

Shares available for awards under the Amended Plan

Subject to adjustment as described in the Amended Plan share counting rules, the number of shares of Common Stock available under the Amended Plan for awards of:

•
stock options or SARs;
•
restricted stock;
•
RSUs;
•
performance shares or performance units;
•
other stock-based awards under the Amended Plan; or
•
dividend equivalents paid with respect to awards under the Amended Plan;

will not exceed, in the aggregate, 5,304,168 shares of Common Stock plus Common Stock that becomes available under the Amended Plan as a result of cancellation, forfeiture, expiration, cash settlement or less-than-maximum earning of Amended Plan awards (or, as described, awards under the Predecessor Plans), after the effective date of the Amended Plan.

Share counting

Generally, the aggregate number of shares of Common Stock available under the Amended Plan will be reduced by one share of Common Stock for every one share of Common Stock subject to an award granted under the Amended Plan.

Types of awards under the Amended Plan

Pursuant to the Amended Plan, the Company may grant cash incentive awards and stock options (including stock options intended to be “incentive stock options” as defined in Section 422 of the Code or any successor provision), SARs, restricted stock, RSUs, performance shares, performance units and certain other awards based on or related to our Common Stock.

Generally, each grant of an award under the Amended Plan will be evidenced by an award agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee (an “Evidence of Award”), which will contain such terms and provisions as the Committee may determine, consistent with the Amended Plan. A brief description of the types of awards which may be granted under the Amended Plan is set forth below.

Stock options

A stock option is a right to purchase Common Stock upon exercise of the stock option. Stock options granted to an employee under the Amended Plan may consist of either an incentive stock option, a non-qualified stock option that is not intended to be an “incentive stock option” under Section 422 of the Code, or a combination of both. Incentive stock options may only be granted to employees of the Company or certain of our related corporations. Except with respect to awards issued in substitution for, in conversion of, or in connection with an assumption of stock options held by awardees of an entity engaging in a corporate acquisition or merger with us or any of our subsidiaries, stock options must have an exercise price per share of Common Stock that is not less than the fair market value of a share of Common Stock on the date of grant. The term of a stock option may not extend more than 10 years from the date of grant. The Committee may provide in an Evidence of Award for the automatic exercise of a stock option upon such terms and conditions as established by the Committee.

Each grant of a stock option will specify the applicable terms of the stock option, including the number of shares of Common Stock subject to the stock option and the required period or periods of the participant’s continuous service, if any, before any stock option or portion of a stock option will become exercisable. Stock options may provide for continued vesting or the earlier vesting of the stock options, including in the event of retirement, death, disability or termination of employment or service of the participant or in the event of a change in control.

Any grant of stock options may specify management objectives regarding the vesting of the stock options. Each grant will specify whether the consideration to be paid in satisfaction of the exercise price will be payable: (1) in cash, by check acceptable to the Company, or by wire transfer of immediately available funds; (2) by the actual or constructive transfer to the Company of Common Stock owned by the participant with a value at the time of exercise that is equal to the total exercise price; (3) subject to any conditions or limitations established by the Committee, by a net exercise arrangement pursuant to which the Company will withhold Common Stock otherwise issuable upon exercise of a stock option; (4) by a combination of the foregoing methods; or (5) by such other methods as may be approved by the Committee. To the extent permitted by law, any grant may provide for deferred payment of the exercise price from the proceeds of a sale through a bank or broker of some or all of the shares to which the exercise relates. Stock options granted under the Amended Plan may not provide for dividends or dividend equivalents.

SARs

The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of SARs. A SAR is a right to receive from us an amount equal to 100%, or such lesser percentage as the Committee may determine, of the spread between the base price and the fair market value of a share of Common Stock on the date of exercise.

Each grant of SARs will specify the period or periods of continuous service, if any, by the participant with the Company or any subsidiary that is necessary before the SARs or installments of such SARs will vest. SARs may provide for continued vesting or earlier vesting, including in the case of retirement, death, disability or termination of employment or service of the participant or in the event of a change in control. Any grant of SARs may specify management objectives regarding the vesting of such SARs. A SAR may be paid in cash, Common Stock or any combination of the two.

Except with respect to awards issued in substitution for, in conversion of, or in connection with an assumption of SARs held by awardees of an entity engaging in a corporate acquisition or merger with us or any of our subsidiaries, the base price of a SAR may not be less than the fair market value of a share of Common Stock on the date of grant. The term of a SAR may not extend more than 10 years from the date of grant. The Committee may provide in an Evidence of Award for the automatic exercise of a SAR upon such terms and conditions as established by the Committee. SARs granted under the Amended Plan may not provide for dividends or dividend equivalents.

Restricted stock

Each grant or sale of restricted stock constitutes an immediate transfer of the ownership of Common Stock to the participant in consideration of the performance of services, entitling such participant to voting, dividend and other ownership rights (subject in particular to certain dividend provisions in the Amended Plan, as described below), but subject to the substantial risk of forfeiture and restrictions on transfer determined by the Committee for a period of time determined by the Committee or until certain management objectives specified by the Committee are achieved. Each such grant or sale of restricted stock may be made without additional consideration or in consideration of a payment by the participant that is less than the fair market value per share of Common Stock on the date of grant.

Any grant of restricted stock may specify management objectives regarding the vesting of the restricted stock. Any grant of restricted stock may require that any and all dividends or other distributions paid on restricted stock that remains subject to a substantial risk of forfeiture be automatically deferred and/or reinvested in additional restricted stock, which will be subject to the same restrictions as the underlying restricted stock, but any such dividends or other distributions on restricted stock must be deferred until, and paid contingent upon, the vesting of such restricted stock. Restricted shares may provide for continued vesting or the earlier vesting of such restricted stock, including in the event of retirement, death, disability or termination of employment or service of the participant or in the event of a change in control. Each grant of restricted stock will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to the Amended Plan and will contain such terms and provisions, consistent with the Amended Plan, as the Committee may approve.

RSUs

Each grant or sale of RSUs awarded under the Amended Plan will be evidenced by an Evidence of Award and constitutes an agreement by the Company to deliver Common Stock, cash or a combination of the two to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include achievement regarding management objectives) during the restriction period as the Committee may specify in the Evidence of Award. Each grant or sale of RSUs may be made without additional consideration or in consideration of a payment by the participant that is less than the fair market value per share of Common Stock on the date of grant.

RSUs may provide for continued vesting or the earlier lapse or other modification of the restriction period, including in the event of retirement, death, disability or termination of employment or service of the participant or in the event of a change in control. During the restriction period applicable to RSUs, the participant will have no right to transfer any rights under the award and will have no rights of ownership in the Common Stock deliverable upon payment of the RSUs and no right to vote them. Rights to dividend equivalents may be extended to and made part of any RSU award at the discretion of the Committee, on a deferred and contingent basis, based upon the vesting of such RSUs. Each grant or sale of RSUs will specify the time and manner of payment of the RSUs that have been earned and that the amount payable with respect thereto will be paid in cash, Common Stock or any combination of the two.

Performance shares, performance units and cash incentive awards

Performance shares, performance units and cash incentive awards may also be granted to participants under the Amended Plan, and will be evidenced by an Evidence of Award. A performance share is a bookkeeping entry that records the equivalent of one share of Common Stock, and a performance unit is a bookkeeping entry that records a unit equivalent to $1.00 or such other value as determined by the Committee. Each grant will specify the number or amount of performance shares or performance units, or the amount payable with respect to a cash incentive award being awarded, which number or amount may be subject to adjustment to reflect changes in compensation or other factors.

Each grant of a cash incentive award, performance shares or performance units will specify management objectives regarding the earning of the award. Each grant will specify the time and manner of payment of performance shares, performance units or a cash incentive award that have been earned.

At the discretion of the Committee, any grant of performance shares or performance units may provide for the payment of dividend equivalents in cash or in additional Common Stock, which dividend equivalents will be subject to deferral and payment on a contingent basis based on the participant’s earning and vesting of the performance shares or performance units, as applicable, with respect to which such dividend equivalents are paid.

The performance period with respect to each grant of performance shares or performance units or cash incentive award will be a period of time determined by the Committee and within which the management objectives relating to such award are to be achieved. The performance period may be subject to continued vesting or earlier lapse or other modification, including in the event of retirement, death, disability or termination of employment or service of the participant or in the event of a change in control.

Other awards

Subject to applicable law and applicable share limits under the Amended Plan, the Committee may grant to any participant Common Stock or such other awards (“Other Awards”) that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock or factors that may influence the value of such Common Stock, including, without limitation: convertible or exchangeable debt securities; other rights convertible or exchangeable into Common Stock; purchase rights for Common Stock; awards with value and payment contingent upon performance of the Company or specified subsidiaries or affiliates or other business units or any other factors designated by the Committee; and awards valued by reference to the book value of the Common Stock or the value of securities of, or the performance of, the Company or specified subsidiaries or affiliates or other business units of the Company. The terms and conditions of any such awards will be determined by the Committee. Common Stock delivered under such an award in the nature of a purchase right granted under the Amended Plan will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, Common Stock, other awards, notes or other property, as the Committee determines.

In addition, the Committee may grant cash awards, as an element of or supplement to any other awards granted under the Amended Plan. The Committee may also authorize the grant of Common Stock as a bonus or may authorize the grant of Other Awards in lieu of obligations of the Company or a subsidiary to pay cash or deliver other property under the Amended Plan or under other plans or compensatory arrangements, subject to terms determined by the Committee in a manner that complies with Section 409A of the Code.

Other Awards may provide for the earning or vesting of, or earlier elimination of restrictions applicable to, such award, including in the event of the retirement, death, disability or termination of employment or service of the participant or in the event of a change in control. The Committee may provide for the payment of dividends or dividend equivalents on Other Awards on a deferred and contingent basis, in cash or in additional Common Stock, based upon the earning and vesting of such awards.

Change in control

The Amended Plan includes a definition of “change in control.” In general, except as may be otherwise prescribed by the Committee in an Evidence of Award, a change in control shall be deemed to have occurred upon the occurrence of any one or a combination of the following events (subject to certain exceptions and limitations and as further described in the Amended Plan): (1) any individual, entity or group is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total fair market value or the total combined voting power of the then-outstanding Common Stock or voting shares of the Company (subject to certain exceptions); (2) a transaction in which the stockholders immediately before the transaction do not retain ownership of more than 50% of the total combined voting power of the outstanding voting securities of the Company (or the entity to which the assets of the Company were transferred); or (3) consummation of a complete liquidation or dissolution of the Company after approval of the same by the stockholders of the Company; provided, however, the transactions described in (1) or (2) above shall not constitute a change in control if a majority of the members of the board of directors of the continuing, surviving or successor entity (or parent thereof) immediately after such transaction is comprised of incumbent directors.

Management objectives

The Amended Plan generally provides that any of the awards set forth above may be granted subject to the achievement of specified management objectives. Management objectives are defined as the measurable performance objective or objectives established pursuant to the Amended Plan for participants who have received grants of performance shares, performance units or cash incentive awards or, when so determined by the Committee, stock options, SARs, restricted stock, RSUs, dividend equivalents or Other Awards.

Additionally, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the management objectives unsuitable, the Committee may in its discretion modify such management objectives or the goals or actual levels of achievement, in whole or in part, as the Committee deems appropriate and equitable.

Transferability of awards

Except as otherwise provided by the Committee, and subject to the terms of the Amended Plan with respect to Section 409A of the Code, no stock option, SAR, restricted stock, RSU, performance share, performance unit, cash incentive award, Other Award or dividend equivalents paid with respect to awards made under the Amended Plan will be transferable by a participant except by will or the laws of descent and distribution. In no event will any such award granted under the Amended Plan be transferred for value. Except as otherwise determined by the Committee, stock options and SARs will be exercisable during the participant’s lifetime only by him or her or, in the event of the participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the participant in a fiduciary capacity under state law or court supervision.

The Committee may specify on the grant date that all or part of certain types of the Common Stock that is subject to awards under the Amended Plan will be subject to further restrictions on transfer, including minimum holding periods.

Adjustments

The Committee will make or provide for such adjustments in: (1) the number and kind of shares of Common Stock covered by outstanding stock options, SARs, restricted stock, RSUs, performance shares and performance units granted under the Amended Plan; (2) if applicable, the number and kind of shares of Common Stock covered by Other Awards granted pursuant to the Amended Plan; (3) the exercise price or base price provided in outstanding stock options and SARs, respectively; (4) cash incentive awards; and (5) other award terms, as the Committee in its sole discretion, exercised in good faith determines to be equitably required in order to prevent dilution or enlargement of the rights of participants that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company; (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities; or (c) any other corporate transaction or event having an effect similar to any of the foregoing.

In the event of any such transaction or event, or in the event of a change in control of the Company, the Committee may provide in substitution for any or all outstanding awards under the Amended Plan such alternative consideration (including cash), if any, as it may in good faith determine to be equitable under the circumstances and will require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each stock option or SAR with an exercise price or base price, respectively, greater than the consideration offered in connection with any such transaction or event or change in control of the Company, the Committee may in its discretion elect to cancel such stock option or SAR without any payment to the person holding such stock option or SAR. The Committee will make or provide for such adjustments to the numbers of shares of Common Stock available under the Amended Plan and the share limits of the Amended Plan as the Committee in its sole discretion may in good faith determine to be appropriate to reflect such transaction or event. Any adjustment to the limit on the number of shares of Common Stock that may be issued upon exercise of incentive stock options, however, will be made only if and to the extent such adjustment would not cause any stock option intended to qualify as an incentive stock option to fail to so qualify.

Prohibition on repricing

Except in connection with certain corporate transactions or changes in the capital structure of the Company or in connection with a change in control, the terms of outstanding awards may not be amended to (1) reduce the exercise price or base price of outstanding stock options or SARs, respectively, or (2) cancel outstanding “underwater” stock options or SARs in exchange for cash, Other Awards or stock options or SARs with an exercise price or base price, as applicable, that is less than the exercise price or base price of the original stock options or SARs, as applicable, without stockholder approval. The Amended Plan specifically provides that this provision is intended to prohibit the repricing of “underwater” stock options and SARs and that it may not be amended without approval by our stockholders.

Detrimental activity and recapture

Any Evidence of Award may reference a compensation recovery policy of the Company or provide for the cancellation or forfeiture of an award or forfeiture and repayment to us of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if any participant, either during employment or other service with us or a subsidiary or within a specified period after such employment or service, engages in any detrimental activity, as described in the applicable Evidence of Award or such compensation recovery policy. In addition, any Evidence of Award or such compensation recovery policy may provide for cancellation or forfeiture of an award or the forfeiture and repayment of any Common Stock issued under and/or any other benefit related to an award, or other provisions intended to have a similar effect, including upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules and regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Common Stock may be traded.

Accommodations for participants of different nationalities

In order to facilitate the making of any grant or combination of grants under the Amended Plan, the Committee may provide for such special terms for awards to participants as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom given that participants are expected to be nationals of the United States and other countries, or to be employed by us or one of our subsidiaries within and outside of the United States. The Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Amended Plan (including sub-plans) (to be considered part of the Amended Plan) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Amended Plan as in effect for any other purpose, provided that no such special terms, supplements, amendments or restatements will include any provisions that are inconsistent with the terms of the Amended Plan as then in effect unless the Amended Plan could have been amended to eliminate such inconsistency without further approval by our stockholders.

Withholding

To the extent the Company is required to withhold federal, state, local or foreign taxes or other amounts in connection with any payment made or benefit realized by a participant or other person under the Amended Plan, and the amounts available to us for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes or other amounts required to be withheld, which arrangements may include relinquishment of a portion of such benefit. If a participant’s benefit is to be received in the form of Common Stock, then, (i) for participants who are “officers” subject to Section 16 of the Exchange Act, unless otherwise determined by the Committee, we will withhold Common Stock having a value equal to the amount required to be withheld under applicable income and employment tax laws and (ii) for participants who are not “officers” subject to Section 16 of the Exchange Act, we may withhold Common Stock having a value equal to the amount required to be withheld under applicable income and employment tax laws. The Common Stock used for tax or other withholding will be valued at an amount equal to the fair market value of such Common Stock on the date the benefit is to be included in the participant’s income. In no event will the fair market value of the Common Stock to be withheld and delivered pursuant to the Amended Plan exceed the minimum amount required to be withheld, unless (1) an additional amount can be withheld and not result in adverse accounting consequences, (2) such additional withholding amount is authorized by the Committee, and (3) the total amount withheld does not exceed the participant’s estimated tax obligations attributable to the applicable transaction. Participants will also make such arrangements as the Company may require for the payment of any withholding tax or other obligation that may arise in connection with the disposition of Common Stock acquired upon the exercise of stock options.

No right to continued employment

The Amended Plan does not confer upon any participant any right with respect to continuance of employment or service with the Company or any of its subsidiaries.

Effective date of the Amended Plan

The Amended Plan will become effective on the date it is approved by the Company’s stockholders.

Amendment and termination of the Amended Plan

The Board generally may amend the Amended Plan from time to time in whole or in part. If any amendment, however, for purposes of applicable stock exchange rules (and except as permitted under the adjustment provisions of the Amended Plan) (1) would materially increase the benefits accruing to participants under the Amended Plan, (2) would materially increase the number of securities which may be issued under the Amended Plan, (3) would materially modify the requirements for participation in the Amended Plan, or (4) must otherwise be approved by our stockholders in order to comply with applicable law or the rules of the New York Stock Exchange, or, if the Common Stock is not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Stock is traded or quoted, all as determined by the Board, then such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained.

Further, subject to the Amended Plan’s prohibition on repricing, the Committee generally may amend the terms of any award prospectively or retroactively. Except in the case of certain adjustments permitted under the Amended Plan, no such amendment may be made that would materially impair the rights of any participant without his or her consent. If permitted by Section 409A of the Code and subject to certain other limitations set forth in the Amended Plan, including in the case of termination of employment or service, or in the case of unforeseeable emergency or other circumstances or in the event of a change in control, the Committee may provide for continued vesting or accelerate the vesting of certain awards granted under the Amended Plan or waive any other limitation or requirement under any such award.

The Board may, in its discretion, terminate the Amended Plan at any time. Termination of the Amended Plan will not affect the rights of participants or their successors under any awards outstanding and not exercised in full on the date of termination. No grant will be made under the Amended Plan on or after the tenth (10th) anniversary of the effective date of the Amended Plan, but all grants made prior to such date will continue in effect thereafter subject to their terms and the terms of the Amended Plan.

Allowances for conversion awards and assumed plans

Common Stock issued or transferred under awards granted under the Amended Plan in substitution for or conversion of, or in connection with an assumption of, stock options, SARs, restricted stock, RSUs or other share or share-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with us or any of our subsidiaries will not count against (or be added to) the aggregate share limit or other Amended Plan limits described above. Additionally, shares available under certain plans that we or our subsidiaries may assume in connection with corporate transactions from another entity may be available for certain awards under the Amended Plan, under circumstances further described in the Amended Plan, but will not count against the aggregate share limit or other Amended Plan limits described above.

New Plan Benefits

Other than the annual grant of RSUs to our non-employee directors under our director compensation policy (the amounts of which are set forth in the table below for 2026), any equity- or cash-based compensation awards to be granted in the future under the Amended Plan to eligible individuals, including employees, officers and non-employee directors, cannot be determined at this time because the grants are made in the discretion of the Committee.

Our Compensation Committee grants awards under the Plan on a discretionary basis, and it is not possible as of the date of this proxy statement to determine future awards (including, without limitation, options and RSUs) that will be received by our executive officers or others under the Amended Plan. Please see the section entitled “Equity Compensation Plan Information” for more information.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Amended Plan based on federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for Amended Plan participants, is not intended to be complete and does not describe federal taxes other than income taxes (such as Medicare and social security taxes), or state, local or foreign tax consequences.

Tax consequences to participants

Restricted shares: The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient for such restricted stock) at such time as the restricted stock are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the restricted shares equal to the excess (if any) of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the recipient.

Performance shares, performance units and cash incentive awards: No taxable income generally will be recognized upon the grant of performance shares, performance units or cash incentive awards. Upon payment in respect of the earn-out of performance shares, performance units or cash incentive awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted Common Stock received.

Nonqualified stock options: In general:

•
no taxable income will be recognized by an optionee at the time a non-qualified stock option is granted;
•
at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and
•
at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive stock options: No taxable income generally will be recognized by an optionee upon the grant or exercise of an “incentive stock option” as defined in Section 422 of the Code, except for purpose of the alternative minimum tax. If Common Stock is issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If Common Stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price paid for such shares. Any further gain (or loss) recognized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

SARs: No taxable income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received on the exercise. Any further gain (or loss) recognized by the participant upon any later disposition will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

RSUs: No taxable income generally will be recognized upon the award of RSUs. The recipient of an RSU award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date. In addition, Federal Insurance Contributions Act (“FICA”) taxes are imposed in the year of vesting.

Tax consequences to the Company or its subsidiaries

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction from any applicable federal income tax; provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1.0 million limitation on certain executive compensation under Section 162(m) of the Code.

Registration with the SEC

We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of Common Stock under the Amended Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the Amended Plan by our stockholders.

The Board recommends that you vote “FOR” the approval of the Amended Plan.

Please see “Equity Compensation Plan Information” table above for information as of December 31, 2025 regarding securities authorized for issuance under the Company’s equity compensation plans.

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

A stockholder who would like a proposal considered for inclusion in our proxy statement relating to our 2027 annual meeting pursuant to Rule 14a-8 (“Rule 14a-8”) under the Exchange Act must be received by the Corporate Secretary of the Company no later than December 31, 2026 and must otherwise comply with Rule 14a-8.

Any stockholder proposals received outside of the Rule 14a-8 procedure for consideration at our 2027 annual meeting must be received by the Corporate Secretary of the Company between February 11, 2027 and March 13, 2027. If, however, the date of the 2027 annual meeting is changed by more than 30 days from the anniversary date of this year’s Annual Meeting, the stockholder notice described above will be deemed timely if it is received not later than the close of business on the later of the 90th calendar day prior to such annual meeting and the 10th calendar day after public announcement of the date of such meeting. Such proposals must be addressed to Magnachip Semiconductor Corporation, c/o Magnachip Semiconductor, Ltd., 15F, 76 Jikji-daero 436beon-gil, Heungdeok-gu, Cheongju-si, Chungcheongbuk-do, Republic of Korea 28581, Attention: Secretary. We also encourage you to also submit any such proposal via email to investors@magnachip.com. If we do not receive such notice within the timeframe described above, the notice will be considered untimely and the proposal may not be brought.

In addition to the timely notice requirements, a stockholder’s proposal for nominees for directors must comply with Section 2.15 of the Company’s bylaws and other applicable procedures described therein or established by our Nominating and Corporate Governance Committee. See “The Board of Directors and Corporate Governance—Nominating and Corporate Governance Committee.” Stockholder proposals related to other business must also comply with Section 1.10 of the Company’s bylaws. Furthermore, any stockholder proposal must comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder. In addition, shareholders who intend to solicit proxies in support of director nominees other than the company’s nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

Our proxy for the 2027 annual meeting will grant authority to the persons named therein to exercise their voting discretion with respect to any matter of which we did not receive notice between February 11, 2027 and March 13, 2027. Notices should be submitted to the address set forth above.

SOLICITATION OF PROXIES

We will bear the costs of soliciting proxies from our stockholders. In addition to the use of the mails, proxies may be solicited by our directors, officers and employees by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of our Common Stock held of record by such persons, and we will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

OTHER MATTERS

The directors know of no other matters which are likely to be brought before the Annual Meeting. The enclosed proxy card grants to the persons named in the proxy card the authority to vote in their best judgment regarding all other matters properly raised at the Annual Meeting.

By Order of the Board of Directors

/s/ Shinyoung Park
Chief Financial Officer and Secretary

April 30, 2026

Appendix A

MAGNACHIP SEMICONDUCTOR CORPORATION

2020 EQUITY AND INCENTIVE COMPENSATION PLAN

As Amended and Restated as of June 11, 2026

1.
Purpose. The purpose of this Plan is to permit award grants to non-employee Directors, Officers, other Employees, and Consultants of the Participating Company Group, and to provide to such persons incentives and rewards for Service and/or performance.
2.
Definitions. As used in this Plan:
(a)
“Appreciation Right” means a right granted pursuant to Section 5 of this Plan.
(b)
“Award” means any Option, Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Cash Incentive Award or other award granted under this Plan.
(c)
“Base Price” means the price to be used as the basis for determining the Spread upon the exercise of an Appreciation Right.
(d)
“Board” means the Board of Directors of the Company.
(e)
“Cash Incentive Award” means a cash award granted pursuant to Section 8 of this Plan.
(f)
“Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Evidence of Award or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s failure to substantially perform the Participant’s customary duties with a Participating Company in the ordinary course (other than such failure resulting from the Participant’s incapacity due to physical or mental illness) that, if susceptible to cure, has not been cured as determined by the Participating Company within 30 days after a written demand for substantial performance is delivered to the Participant by the Participating Company, which demand specifically identifies the manner in which such entity believes that the Participant has not substantially performed the Participant’s duties; (ii) the Participant’s gross negligence, intentional misconduct or fraud in the performance of his or her Service; (iii) the Participant’s indictment (or equivalent) for a felony or to a crime involving fraud or dishonesty; (iv) a judicial determination that the Participant committed fraud or dishonesty against any natural person, firm, partnership, limited liability company, association, corporation, company, trust, business trust, governmental authority or other entity; (v) the Participant’s material violation of one or more of the Participating Company Group’s policies applicable to the Participant’s Service as may be in effect from time to time; or (vi) the Participant’s conduct that brings or could reasonably be expected to bring the Participating Company Group into public disgrace or disrepute and that has a material adverse effect on the business of the Participating Company Group.
(g)
“Change in Control” has the meaning set forth in Section 12 of this Plan.
(h)
“Code” means the Internal Revenue Code of 1986 and the regulations thereunder, as such law and regulations may be amended from time to time.

(i)
“Committee” means the Compensation Committee of the Board (or its successor(s)), or any other committee of the Board designated by the Board to administer this Plan pursuant to Section 10 of this Plan.
(j)
“Company” means MagnaChip Semiconductor Corporation, a Delaware corporation, and its successors.
(k)
“Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to this Plan in reliance on registration on Form S-8 under the Securities Act.
(l)
“Date of Grant” means the date provided for by the Committee on which a grant of Options, Appreciation Rights, Performance Shares, Performance Units, Cash Incentive Awards, or other awards contemplated by Section 9 of this Plan, or a grant or sale of Restricted Stock, Restricted Stock Units, or other awards contemplated by Section 9 of this Plan, will become effective (which date will not be earlier than the date on which the Committee takes action with respect thereto).
(m)
“Director” means a member of the Board.
(n)
“Disability” means, unless such term or an equivalent term is otherwise defined by the applicable Evidence of Award or other written agreement between a Participant and a Participating Company applicable to an Award, the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.
(o)
“Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by this Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.
(p)
“Effective Date” means the date this Plan is approved by the Stockholders, which is June 11, 2020.
(q)
“Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an “employee” as defined under Section 3401(c) of the Code; provided, however, that neither service as a member of the Board nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of this Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be.
(r)
“Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the Awards granted under this Plan. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company or a Participant.
(s)
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(t)
“Exercise Price” means the purchase price payable on exercise of an Option.
(u)
“Fair Market Value” means, as of any particular date, the closing price of a share of Stock as reported for that date on the New York Stock Exchange or, if the Stock is not then listed on the New York Stock Exchange, on any other national securities exchange on which the Stock is listed, or if there are no sales on such date, on the next preceding trading day during which a sale occurred. If there is no regular public trading market for the Stock, then the Fair Market Value shall be the fair market value as determined in good faith by the Committee. The Committee is authorized to adopt another fair market value pricing method, provided such method is stated in the applicable Evidence of Award and is in compliance with the fair market value pricing rules set forth in Section 409A.
(v)
“Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision.
(w)
“Incumbent Director” means a Director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a Director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of Directors of the Company).
(x)
“Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares, Performance Units or Cash Incentive Awards or, when so determined by the Committee, Options, Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights or other awards pursuant to this Plan. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the goals or actual levels of achievement regarding the Management Objectives, in whole or in part, as the Committee deems appropriate and equitable, to the extent permitted by applicable law.
(y)
“Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Evidence of Award) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.
(z)
“Officer” means any person designated by the Board as an officer of the Company.
(aa)
“Optionee” means the optionee named in an Evidence of Award evidencing an outstanding Option.
(bb)
“Option” means the right to purchase Stock upon exercise of an Award granted pursuant to Section 4 of this Plan.
(cc)
“Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the Stockholders of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(dd)
“Participant” means a person who is selected by the Committee to receive benefits under this Plan and who is at the time (i) a non-employee Director, (ii) an Officer or other Employee, or (iii) a Consultant.
(ee)
“Participating Company” means the Company or any Subsidiary.
(ff)
“Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.
(gg)
“Performance Period” means, in respect of any Award with Management Objectives, a period of time established within which the Management Objectives relating to such Award are to be achieved.
(hh)
“Performance Share” means a bookkeeping entry that records the equivalent of one share of Stock awarded pursuant to Section 8 of this Plan.
(ii)
“Performance Unit” means a bookkeeping entry awarded pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Committee.
(jj)
“Plan” means this MagnaChip Semiconductor Corporation 2020 Equity and Incentive Compensation Plan, as may be amended or amended and restated from time to time.
(kk)
“Predecessor Plans” means the MagnaChip Semiconductor Corporation 2011 Equity Incentive Plan, as amended or amended and restated from time to time, and the MagnaChip Semiconductor LLC 2009 Common Unit Plan, as amended or amended and restated from time to time.
(ll)
“Restricted Stock” means Stock granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.
(mm)
“Restricted Stock Units” means an Award made pursuant to Section 7 of this Plan of the right to receive Stock, cash or a combination thereof at the end of the applicable Restriction Period.
(nn)
“Restriction Period” means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 of this Plan.
(oo)
“Section 409A” means Section 409A of the Code.
(pp)
“Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.
(qq)
“Securities Act” means the Securities Act of 1933, as amended.
(rr)
“Service” means, unless such term or an equivalent term is otherwise defined by the applicable Evidence of Award or other written agreement between a Participant and a Participating Company applicable to an Award, Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave or other bona fide leave of absence approved by the Company, provided that the Company shall have discretion to determine the length of any such leave for the purposes of this definition. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.
(ss)
“Spread” means the excess of the Fair Market Value on the date when an Appreciation Right is exercised over the Base Price provided for with respect to the Appreciation Right.
(tt)
“Stock” means the common stock, par value $0.01 per share, of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.
(uu)
“Stockholder” means an individual or entity that owns one or more shares of Stock.
(vv)
“Subsidiary” means a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, limited liability company, unincorporated association or other similar entity), but more than 50% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which the Company at the time owns or controls, directly or indirectly, more than 50% of the total combined voting power of the then outstanding securities entitled to vote generally in the election of Directors in the case of the Company or members of the board of directors or similar body in the case of another entity represented by all classes of stock issued by such corporation.
3.
Shares Available Under this Plan.
(a)
Maximum Shares Available Under this Plan.
(i)
Subject to adjustment as provided in Section 11 of this Plan and the share counting rules set forth in Section 3(b) of this Plan, the number of shares of Stock available under this Plan for Awards of (A) Options or Appreciation Rights, (B) Restricted Stock, (C) Restricted Stock Units, (D) Performance Shares or Performance Units, (E) Awards contemplated by Section 9 of this Plan, or (F) Dividend Equivalent Rights with respect to Awards made under this Plan will not exceed in the aggregate (x) 5,304,168 shares of Stock, which is inclusive of shares previously authorized for issuance under this Plan but does not include shares of Stock that are subject to Awards granted under this Plan or the Predecessor Plans as of the Effective Date, plus (y) the Stock that is subject to Awards granted under this Plan or the Predecessor Plans that is added (or added back, as applicable) to the aggregate number of shares of Stock available under subsection (x) pursuant to the share counting rules set forth in Section 3(b) of this Plan. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.
(ii)
Subject to the share counting rules set forth in Section 3(b) of this Plan, the aggregate number of shares of Stock available under Section 3(a)(i) of this Plan will be reduced by one share of Stock for every one share of Stock subject to an Award granted under this Plan.
(b)
Share Counting Rules.

(i)
Except as provided in Section 22 of this Plan, if any Award granted under this Plan (in whole or in part) is cancelled or forfeited, expires, is settled for cash, or is unearned, the Stock subject to such Award will, to the extent of such cancellation, forfeiture, expiration, cash settlement, or unearned amount, again be available under Section 3(a)(i) above.
(ii)
If, after the Effective Date, any Stock subject to an award granted under the Predecessor Plans is forfeited, or an award granted under the Predecessor Plans (in whole or in part) is cancelled or forfeited, expires, is settled for cash, or is unearned, the Stock subject to such award will, to the extent of such cancellation, forfeiture, expiration, cash settlement, or unearned amount, be available for Awards under this Plan.
(iii)
Notwithstanding anything to the contrary contained in this Plan: (A) Stock withheld by the Company, tendered or otherwise used in payment of the Exercise Price of an Option will not be added (or added back, as applicable) to the aggregate number of shares of Stock available under Section 3(a)(i) of this Plan; (B) Stock withheld by the Company, tendered or otherwise used to satisfy tax withholding will not be added (or added back, as applicable) to the aggregate number of shares of Stock available under Section 3(a)(i) of this Plan; (C) Stock subject to a share-settled Appreciation Right that is not actually issued in connection with the settlement of such Appreciation Right on the exercise thereof will not be added back to the aggregate number of shares of Stock available under Section 3(a)(i) of this Plan; and (D) Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options will not be added (or added back, as applicable) to the aggregate number of shares of Stock available under Section 3(a)(i) of this Plan.
(iv)
If, under this Plan, a Participant has elected to give up the right to receive compensation in exchange for Stock based on Fair Market Value, such Stock will not count against the aggregate limit under Section 3(a)(i) of this Plan.
(c)
Limit on Incentive Stock Options. Notwithstanding anything to the contrary contained in this Plan, and subject to adjustment as provided in Section 11 of this Plan, the aggregate number of shares of Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 5,304,168 shares of Stock.
(d)
Non-Employee Director Compensation Limit. Notwithstanding anything to the contrary contained in this Plan, in no event will any non-employee Director in any one calendar year be granted compensation for such Service having an aggregate maximum value (measured at the Date of Grant as applicable, and calculating the value of any Awards based on the grant date fair value for financial reporting purposes) in excess of $650,000.
4.
Options. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Options. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
(a)
Each grant will specify the number of shares of Stock to which it pertains subject to the limitations set forth in Section 3 of this Plan.
(b)
Each grant will specify an Exercise Price per share of Stock, which Exercise Price (except with respect to Awards under Section 22 of this Plan) may not be less than the Fair Market Value on the Date of Grant.

(c)
Each grant will specify whether the Exercise Price will be payable (i) in cash, by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Stock owned by the Optionee having a value at the time of exercise equal to the total Exercise Price, (iii) subject to any conditions or limitations established by the Committee, by the withholding of Stock otherwise issuable upon exercise of an Option pursuant to a “net exercise” arrangement (it being understood that, solely for purposes of determining the number of treasury shares held by the Company, the Stock so withheld will not be treated as issued and acquired by the Company upon such exercise), (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Committee.
(d)
To the extent permitted by law, any grant may provide for deferred payment of the Exercise Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the Stock to which such exercise relates.
(e)
Each grant will specify the period or periods of continuous Service by the Optionee with the Participating Company Group, if any, that is necessary before any Options or installments thereof will vest. Options may provide for continued vesting or the earlier vesting of such Options, including in the event of the retirement, death, Disability or termination of Service of a Participant or in the event of a Change in Control.
(f)
Any grant of Options may specify Management Objectives regarding the vesting of such rights.
(g)
Options granted under this Plan may be (i) Incentive Stock Options (ii) Nonstatutory Stock Options or (iii) combinations of the foregoing.
(h)
No Option will be exercisable more than 10 years from the Date of Grant. The Committee may provide in any Evidence of Award for the automatic exercise of an Option upon such terms and conditions as established by the Committee.
(i)
Options granted under this Plan may not provide for any dividends or Dividend Equivalent Rights thereon.
(j)
Each grant of Options will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.
5.
Appreciation Rights.
(a)
The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to any Participant of Appreciation Rights. An Appreciation Right will be the right of the Participant to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise.
(b)
Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
(i)
Each grant may specify that the amount payable on exercise of an Appreciation Right will be paid by the Company in cash, Stock or any combination thereof.
(ii)
Each grant will specify the period or periods of continuous Service by the Participant with the Participating Company Group, if any, that is necessary before the Appreciation Rights or installments thereof will vest. Appreciation

Rights may provide for continued vesting or the earlier vesting of such Appreciation Rights, including in the event of the retirement, death, Disability or termination of Service of a Participant or in the event of a Change in Control.
(iii)
Any grant of Appreciation Rights may specify Management Objectives regarding the vesting of such Appreciation Rights.
(iv)
Appreciation Rights granted under this Plan may not provide for any dividends or Dividend Equivalent Rights thereon.
(v)
Each grant of Appreciation Rights will specify in respect of each Appreciation Right a Base Price, which (except with respect to Awards under Section 22 of this Plan) may not be less than the Fair Market Value on the Date of Grant.
(vi)
No Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant. The Committee may provide in any Evidence of Award for the automatic exercise of an Appreciation Right upon such terms and conditions as established by the Committee.
6.
Restricted Stock. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant or sale of Restricted Stock to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
(a)
Each such grant or sale will constitute an immediate transfer of the ownership of Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights (subject in particular to Section 6(g) of this Plan), but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter described.
(b)
Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Fair Market Value on the Date of Grant.
(c)
Each such grant or sale will provide that the Restricted Stock covered by such grant or sale will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant or until achievement of Management Objectives referred to in Section 6(e) of this Plan.
(d)
Each such grant or sale will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant (which restrictions may include rights of repurchase or first refusal of the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture while held by any transferee).
(e)
Any grant of Restricted Stock may specify Management Objectives regarding the vesting of such Restricted Stock.
(f)
Notwithstanding anything to the contrary contained in this Plan, Restricted Stock may provide for continued vesting or the earlier vesting of such Restricted Stock, including in the event of the retirement, death, Disability or termination of Service of a Participant or in the event of a Change in Control.
(g)
Any such grant or sale of Restricted Stock may require that any and all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and/or reinvested in additional Restricted Stock, which will be subject to the same restrictions as the underlying Award. For the avoidance of doubt, any such dividends or other distributions on Restricted Stock will be deferred until, and paid contingent upon, the vesting of such Restricted Stock.
(h)
Each grant or sale of Restricted Stock will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve. Unless otherwise directed by the Committee, (i) all certificates representing Restricted Stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such shares or (ii) all Restricted Stock will be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such Restricted Stock.
7.
Restricted Stock Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting or sale of Restricted Stock Units to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
(a)
Each such grant or sale will constitute the agreement by the Company to deliver Stock or cash, or a combination thereof, to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include achievement regarding Management Objectives) during the Restriction Period as the Committee may specify.
(b)
Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Fair Market Value on the Date of Grant.
(c)
Notwithstanding anything to the contrary contained in this Plan, Restricted Stock Units may provide for continued vesting or the earlier lapse or other modification of the Restriction Period, including in the event of the retirement, death, Disability or termination of Service of a Participant or in the event of a Change in Control.
(d)
During the Restriction Period, the Participant will have no right to transfer any rights under his or her Award and will have no rights of ownership in the Stock deliverable upon payment of the Restricted Stock Units and will have no right to vote them, but the Committee may, at or after the Date of Grant, authorize the payment of Dividend Equivalent Rights on such Restricted Stock Units on a deferred and contingent basis, either in cash or in additional Stock; provided, however, that Dividend Equivalent Rights or other distributions on Stock underlying Restricted Stock Units shall be deferred until and paid contingent upon the vesting of such Restricted Stock Units.
(e)
Each grant or sale of Restricted Stock Units will specify the time and manner of payment of the Restricted Stock Units that have been earned. Each grant or sale will specify that the amount payable with respect thereto will be paid by the Company in Stock or cash, or a combination thereof.
(f)
Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.
8.
Cash Incentive Awards, Performance Shares and Performance Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Cash Incentive Awards, Performance Shares and Performance Units. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)
Each grant will specify the number or amount of Performance Shares or Performance Units, or amount payable with respect to a Cash Incentive Award, to which it pertains, which number or amount may be subject to adjustment to reflect changes in compensation or other factors.
(b)
Each grant of a Cash Incentive Award, Performance Shares or Performance Units will specify Management Objectives regarding the earning of the Award.
(c)
The Performance Period with respect to each Cash Incentive Award or grant of Performance Shares or Performance Units will be such period of time as will be determined by the Committee, which may be subject to continued vesting or earlier lapse or other modification, including in the event of the retirement, death, Disability or termination of Service of a Participant or in the event of a Change in Control.
(d)
Each grant will specify the time and manner of payment of a Cash Incentive Award, Performance Shares or Performance Units that have been earned.
(e)
The Committee may, on the Date of Grant of Performance Shares or Performance Units, provide for the payment of Dividend Equivalent Rights to the holder thereof either in cash or in additional Stock, which Dividend Equivalent Rights will be subject to deferral and payment on a contingent basis based on the Participant’s earning and vesting of the Performance Shares or Performance Units, as applicable, with respect to which such Dividend Equivalent Rights are paid.
(f)
Each grant of a Cash Incentive Award, Performance Shares or Performance Units will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.
9.
Other Awards.
(a)
Subject to applicable law and the applicable limits set forth in Section 3 of this Plan, the Committee may authorize the grant to any Participant of Stock or such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, awards with value and payment contingent upon performance of any specified Participating Company, affiliates or business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of the Stock or the value of securities of, or the performance of specified Participating Companies, affiliates or business units of Participating Companies. The Committee will determine the terms and conditions of such awards. Stock delivered pursuant to an award in the nature of a purchase right granted under this Section 9 will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, Stock, other awards, notes or other property, as the Committee determines.
(b)
Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 9.
(c)
The Committee may authorize the grant of Stock as a bonus, or may authorize the grant of other awards in lieu of obligations of the Participating Company to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by the Committee in a manner that complies with Section 409A.
(d)
The Committee may, at or after the Date of Grant, authorize the payment of dividends or Dividend Equivalent Rights on awards granted under this Section 9 on a deferred and contingent basis, either in cash or in additional Stock, based upon the earning and vesting of such awards.

(e)
Each grant of an award under this Section 9 will be evidenced by an Evidence of Award. Each such Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve, and will specify the time and terms of delivery of the applicable award.
(f)
Notwithstanding anything to the contrary contained in this Plan, awards under this Section 9 may provide for the earning or vesting of, or earlier elimination of restrictions applicable to, such award, including in the event of the retirement, death, Disability or termination of Service of a Participant or in the event of a Change in Control.
10.
Administration of this Plan.
(a)
This Plan will be administered by the Committee; provided, however, that notwithstanding anything in this Plan to the contrary, the Board may grant Awards under this Plan to non-employee Directors and administer this Plan with respect to such Awards. The Committee may from time to time delegate all or any part of its authority under this Plan to a subcommittee thereof. To the extent of any such delegation, references in this Plan to the Committee will be deemed to be references to such subcommittee.
(b)
The interpretation and construction by the Committee of any provision of this Plan or of any Evidence of Award (or related documents) and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee shall be liable for any such action or determination made in good faith. In addition, the Committee is authorized to take any action it determines in its sole discretion to be appropriate subject only to the express limitations contained in this Plan, and no authorization in any Plan section or other provision of this Plan is intended or may be deemed to constitute a limitation on the authority of the Committee.
(c)
To the extent permitted by law, the Committee may delegate to one or more of its members, to one or more Officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Committee, the subcommittee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee, the subcommittee or such person may have under this Plan. The Committee may, by resolution, authorize one or more Officers of the Company to do one or both of the following on the same basis as the Committee: (i) designate Employees to be recipients of Awards under this Plan; and (ii) determine the size of any such Awards; provided, however, that (A) the Committee will not delegate such responsibilities to any such Officer for Awards granted to an Employee who is an “officer” (for purposes of Section 16 of the Exchange Act), Director, or more than 10% “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act; (B) the resolution providing for such authorization shall set forth the total number of shares of Stock such Officer(s) may grant; and (C) the Officer(s) will report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.
11.
Adjustments. The Committee shall make or provide for such adjustments in the number of and kind of shares of Stock covered by outstanding Options, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of and kind of shares of Stock covered by other awards granted pursuant to Section 9 of this Plan, in the Exercise Price and Base Price provided in outstanding Options and Appreciation Rights, respectively, in Cash Incentive Awards, and in other Award terms, as the Committee, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Committee may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all Awards so replaced in a manner that complies with Section 409A. In addition, for each Option or Appreciation Right with an Exercise Price or Base Price, respectively, greater than the consideration offered in connection with any such transaction or event or Change in Control, the Committee may in its discretion elect to cancel such Option or Appreciation Right without any payment to the person holding such Option or Appreciation Right. The Committee shall also make or provide for such adjustments in the number of shares of Stock specified in Section 3 of this Plan as the Committee in its sole discretion, exercised in good faith, determines is appropriate to reflect any transaction or event described in this Section 11; provided, however, that any such adjustment to the number specified in Section 3(c) of this Plan will be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail to so qualify.
12.
Change in Control. For purposes of this Plan, except as may be otherwise prescribed by the Committee in an Evidence of Award made under this Plan, a “Change in Control” will be deemed to have occurred upon the occurrence (after the Effective Date) of any one or a combination of the following events:
(a)
any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (i) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (ii) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (iii) any acquisition by the Company, (iv) any acquisition by a trustee or other fiduciary under an employee benefit plan of the Participating Company Group or (v) any acquisition by an entity owned directly or indirectly by the Stockholders in substantially the same proportions as their ownership of the voting securities of the Company; or
(b)
an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the Stockholders immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2(cc)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or
(c)
consummation of a complete liquidation or dissolution of the Company after approval of the same by the stockholders of the Company; provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (a) or (b) of this Section 12 in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more Subsidiary Corporations or other business entities. The Committee shall determine whether multiple acquisitions of the voting securities of the Company and/or multiple Ownership Change Events are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

13.
Detrimental Activity and Recapture Provisions. Any Evidence of Award may reference a clawback policy of the Company or provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any gain related to an Award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if a Participant, either (a) during the Participant’s Service with the Participating Company Group, or (b) within a specified period after termination of such Service, engages in any detrimental activity, as described in the applicable Evidence of Award or such clawback policy. In addition, notwithstanding anything in this Plan to the contrary, any Evidence of Award or such clawback policy may also provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any Stock issued under and/or any other benefit related to an Award, or other provisions intended to have a similar effect, including upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Stock may be traded.
14.
Accommodations for Participants of Different Nationalities. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom given that Participants are expected to be nationals of the United States of America and other countries, or to provide Services to the Participating Company Group both within and outside of the United States of America. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan (including sub-plans) (to be considered part of this Plan) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the secretary or other appropriate Officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the Stockholders.
15.
Transferability.
(a)
Except as otherwise determined by the Committee, and subject to compliance with Section 17(b) of this Plan and Section 409A, no Option, Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Cash Incentive Award, award contemplated by Section 9 of this Plan or Dividend Equivalent Rights paid with respect to Awards made under this Plan will be transferable by the Participant except by will or the laws of descent and distribution. In no event will any such Award granted under this Plan be transferred for value. Where transfer is permitted, references to “Participant” shall be construed, as the Committee deems appropriate, to include any permitted transferee to whom such Award is transferred. Except as otherwise determined by the Committee, Options and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law or court supervision.
(b)
The Committee may specify on the Date of Grant that part or all of the Stock that is (i) to be issued or transferred by the Company upon the exercise of Options or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer, including minimum holding periods.
16.
Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes or other amounts in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes or other amounts required to be withheld, which arrangements may include relinquishment of a portion of such benefit. With respect to Participants who are “officers” subject to Section 16 of the Exchange Act, if the Participant’s benefit is to be received in the form of Stock, then, unless otherwise determined by the Committee, the Company will withhold from the Stock required to be delivered to the Participant, shares of Stock having a value equal to the amount required to be withheld under applicable income and employment tax laws. With respect to Participants who are not “officers” subject to Section 16 of the Exchange Act, if the Participant’s benefit is to be received in the form of Stock, then, the Company may withhold from the Stock required to be delivered to the Participant, shares of Stock having a value equal to the amount required to be withheld under applicable income and employment tax laws. The Stock used for tax or other withholding will be valued at an amount equal to the Fair Market Value of such Stock on the date the benefit is to be included in Participant’s income. In no event will the Fair Market Value of the Stock to be withheld and delivered pursuant to this Section 16 exceed the minimum amount required to be withheld, unless (i) an additional amount can be withheld and not result in adverse accounting consequences, (ii) such additional withholding amount is authorized by the Committee, and (iii) the total amount withheld does not exceed the Participant’s estimated tax obligations attributable to the applicable transaction. Participants will also make such arrangements as the Company may require for the payment of any withholding tax or other obligation that may arise in connection with the disposition of Stock acquired upon the exercise of Options.
17.
Compliance with Section 409A.
(a)
To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A will also include any regulations or any other formal guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service.
(b)
Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any Section 409A Deferred Compensation payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A, any Section 409A Deferred Compensation payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owed by a Participant to the Company or any of its Subsidiaries.
(c)
If, at the time of a Participant’s separation from service (within the meaning of Section 409A), (i) the Participant will be a specified employee (within the meaning of Section 409A and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes Section 409A Deferred Compensation the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A in order to avoid taxes or penalties under Section 409A, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the tenth business day of the seventh month after such separation from service.
(d)
Solely with respect to any Award that constitutes Section 409A Deferred Compensation and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time and form of payment that complies with Section 409A, without altering the definition of Change in Control for any purpose in respect of such Award.
(e)
Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A), and neither the Company nor any of its affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.
18.
Amendments.
(a)
The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan, for purposes of applicable stock exchange rules and except as permitted under Section 11 of this Plan, (i) would materially increase the benefits accruing to Participants under this Plan, (ii) would materially increase the number of securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan, or (iv) must otherwise be approved by the Stockholders in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Stock is not traded on the New York Stock Exchange, the principal national securities exchange upon which the Stock is traded or quoted, all as determined by the Board, then, such amendment will be subject to Stockholder approval and will not be effective unless and until such approval has been obtained.
(b)
Except in connection with a corporate transaction or event described in Section 11 of this Plan or in connection with a Change in Control, the terms of outstanding Awards may not be amended to reduce the Exercise Price of outstanding Options or the Base Price of outstanding Appreciation Rights, or cancel outstanding “underwater” Options or Appreciation Rights (including following a Participant’s voluntary surrender of “underwater” Options or Appreciation Rights) in exchange for cash, other awards or Options or Appreciation Rights with an Exercise Price or Base Price, as applicable, that is less than the Exercise Price of the original Options or Base Price of the original Appreciation Rights, as applicable, without Stockholder approval. This Section 18(b) is intended to prohibit the repricing of “underwater” Options and Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 11 of this Plan. Notwithstanding any provision of this Plan to the contrary, this Section 18(b) may not be amended without approval by the Stockholders.
(c)
If permitted by Section 409A, but subject to the paragraph that follows, including in the case of termination of employment or service, or in the case of unforeseeable emergency or other circumstances or in the event of a Change in Control, to the extent a Participant holds an Option or Appreciation Right not immediately exercisable in full, or any Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Cash Incentive Awards, Performance Shares or Performance Units which have not been fully earned, or any Dividend Equivalent Rights or other awards made pursuant to Section 9 of this Plan subject to any vesting schedule or transfer restriction, or who holds Stock subject to any transfer restriction imposed pursuant to Section 15(b) of this Plan, the Committee may, in its sole discretion, provide for continued vesting or accelerate the time at which such Option, Appreciation Right or other award may vest or be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Cash Incentive Awards, Performance Shares or Performance Units will be deemed to have been earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such Award.
(d)
Subject to Section 18(b) of this Plan, the Committee may amend the terms of any Award theretofore granted under this Plan prospectively or retroactively. Except for adjustments made pursuant to Section 11 of this Plan, no such amendment will materially impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any Awards outstanding hereunder and not exercised in full on the date of termination.
19.
Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Evidence of Award shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

20.
Effective Date/Termination. This Plan became effective as of the Effective Date. No grants will be made on or after the Effective Date under the Predecessor Plans, provided that outstanding awards granted under the Predecessor Plans will continue unaffected following the Effective Date. No grant will be made under this Plan on or after the tenth anniversary of the Effective Date, but all grants made prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan. For clarification purposes, the terms and conditions of this Plan shall not apply to or otherwise impact previously granted and outstanding awards under the Predecessor Plans, as applicable. The Plan was amended and restated effective as of June 11, 2026 in order to increase the number of shares available for issuance under the Plan by 3,000,000 shares.
21.
Miscellaneous Provisions.
(a)
The Company will not be required to issue any fractional Stock pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.
(b)
This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with Participating Company Group, nor will it interfere in any way with any right any Participating Company would otherwise have to terminate such Participant’s employment or other service at any time.
(c)
Except with respect to Section 21(e) of this Plan, to the extent that any provision of this Plan would prevent any Option that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option. Such provision, however, will remain in effect for other Options and there will be no further effect on any provision of this Plan.
(d)
No Award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or shares thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.
(e)
Absence on leave approved by a duly constituted Officer of the Company or any of its Subsidiaries will not be considered interruption or termination of service of any Employee for any purposes of this Plan or Awards granted hereunder.
(f)
No Participant will have any rights as a Stockholder with respect to any Stock subject to Awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such Stock upon the share records of the Company.
(g)
The Committee may condition the grant of any Award or combination of Awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Participating Company Group to the Participant.
(h)
Except with respect to Options and Appreciation Rights, the Committee may permit Participants to elect to defer the issuance of Stock under this Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan and which are intended to comply with the requirements of Section 409A. The Committee also may provide that deferred issuances and settlements include the crediting of Dividend Equivalent Rights or interest on the deferral amounts.
(i)
If any provision of this Plan is or becomes invalid or unenforceable in any jurisdiction, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision will be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it will be stricken and the remainder of this Plan will remain in full force and effect. Notwithstanding anything in this Plan or an Evidence of Award to the contrary, nothing in this Plan or in an Evidence of Award prevents a Participant from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and for purpose of clarity a Participant is not prohibited from providing information voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act.
22.
Share-Based Awards in Substitution for Awards Granted by Another Company. Notwithstanding anything in this Plan to the contrary:
(a)
Awards may be granted under this Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, SARs, restricted stock, restricted stock units or other share or share-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Participating Company Group. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Section 409A. The Awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Plan, and may account for Stock substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.
(b)
In the event that a company acquired by the any Participating Company or with which any Participating Company merges has shares available under a pre-existing plan previously approved by stockholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for awards made after such acquisition or merger under this Plan; provided, however, that awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not Employees or Directors of the Participating Company Group prior to such acquisition or merger.
(c)
Any Stock that is issued or transferred by, or that are subject to any awards that are granted by, or become obligations of, the Company under Sections 22(a) or 22(b) of this Plan will not reduce the Stock available for issuance or transfer under this Plan or otherwise count against the limits contained in Section 3 of this Plan. In addition, no Stock subject to an award that is granted by, or becomes an obligation of, the Company under Sections 22(a) or 22(b) of this Plan, will be added to the aggregate limit contained in Section 3(a)(i) of this Plan.

MAGNACHIP SEMICONDUCTOR CORPORATION C/O MAGNACHIP SEMICONDUCTOR, LTD. 15F, 76 JIKJI-DAERO 436BEON-GIL, HEUNGDEOK-GU CHEONGJU-SI, CHUNGCHEONGBUK-DO, REPUBLIC OF KOREA 28581 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MX2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T00065-P51731 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MAGNACHIP SEMICONDUCTOR CORPORATION For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following nominees: 1. Election of Directors Nominees: 01) Camillo Martino 02) Gilbert Nathan 03) Cristiano Amoruso 04) Kyo-Hwa (Liz) Chung The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. Advisory (non-binding) vote to approve the compensation of our named executive officers as set forth in the "Executive Compensation" section in the proxy statement. 3. Ratification of the Board’s election of Ernst & Young Han Young as our independent registered public accounting firm for 2026. 4. Approval of the Company's Amended and Restated 2020 Equity and Incentive Compensation Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. T00066-P51731 MAGNACHIP SEMICONDUCTOR CORPORATION Annual Meeting of Stockholders June 11, 2026 8:00 p.m. EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Camillo Martino and Shinyoung Park, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MAGNACHIP SEMICONDUCTOR CORPORATION that the stockholder(s) is/are entitled to vote at the 2026 Annual Meeting of Stockholders to be held at 8:00 p.m., EDT, on Thursday, June 11, 2026, via live interactive webcast on the Internet at www.virtualshareholdermeeting.com/MX2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If this proxy is properly executed and no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. This proxy authorizes Camillo Martino and Shinyoung Park to vote at each of their discretion on any other matter that may properly come before the meeting or any adjournment or postponement of the meeting. Continued and to be signed on reverse side